Exhibit 10.12

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXECUTION VERSION

CONFIDENTIAL

LICENSE AND COLLABORATION AGREEMENT

By and Between

REGENERON PHARMACEUTICALS, INC.

and

INTELLIA THERAPEUTICS, INC.

April 11, 2016

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

-i-

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(continued)

-ii-

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(continued)

-iii-

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(continued)

-iv-

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(continued)

-v-

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(continued)

Schedules:

[***]
Schedule 1.47	Intellia Background Patent Rights as of the Effective Date
Schedule 1.50	Intellia Existing Third Party Agreements

Schedule 1.58	Intellia Reserved Liver Targets
[***]
Schedule 1.119	Regeneron Target Evaluation Plan
Schedule 5.1(e)(iii)	[***] Target and Development Plan
Schedule 5.3	Key Terms for Co-Co Agreement
Schedule 7.3(b)	Non-Exclusively Licensed Patent Rights
[***]
Schedule 9.4	Certain Third Party Patent Rights
Schedule 12.2	Disclosures
[***]
Schedule 17.3	Notice Information

-vi-

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

LICENSE AND COLLABORATION AGREEMENT

THIS LICENSE AND COLLABORATION AGREEMENT (“Agreement”), dated as of April 11, 2016 (the “Effective Date”), is by and between REGENERON PHARMACEUTICALS, INC., a corporation organized under the laws of New York and having a principal place of business at 777 Old Saw Mill River Road, Tarrytown, New York 10591 (“Regeneron”), and INTELLIA THERAPEUTICS, INC., a corporation organized under the laws of Delaware and having a principal place of business at 130 Brookline Street, Suite 201, Cambridge, MA 02139 (“Intellia”) (with each of Regeneron and Intellia referred to herein individually as a “Party” and collectively as the “Parties”).

WHEREAS, the Parties each have scientific expertise and technology that is useful in the discovery and development of therapeutic products based on CRISPR-Cas (as defined below);

WHEREAS, the Parties wish to collaborate to research and develop improvements to CRISPR-Cas technology, and, in connection therewith, each Party will grant the other certain licenses in furtherance of conducting such activities;

WHEREAS, the Parties also wish to engage in a research and development program in which they will research and develop CRISPR Products Directed to certain Targets (as each such term is defined below) selected by Regeneron in accordance herewith, and, in connection therewith, each Party will grant the other certain licenses in furtherance of conducting such activities, and Intellia will grant Regeneron an exclusive license to commercialize CRISPR Products Directed to such Targets in the Field (as each such term is defined below); and

WHEREAS, each Party desires to grant to the other Party certain options to enter into an [***] cost and profit share arrangement for the development and commercialization of certain CRISPR Products.

NOW, THEREFORE, in consideration of the following mutual promises and obligations, and for other good and valuable consideration the adequacy and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used in this Agreement, whether used in the singular or plural, except as expressly set forth herein, shall have the meanings set forth below:

1.1 “Affiliate” shall mean, with respect to any Person, another Person which controls, is controlled by, or is under common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ownership of voting securities, by contract, or otherwise. Without limiting the generality of the foregoing, a Person shall be deemed to control another Person if any of the following conditions is met: (a) in the case of corporate entities, direct or indirect ownership of more than fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of more than fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities. The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside of the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management and policies of such entity. For purposes of this Agreement, in no event shall Intellia or any of its Affiliates be deemed an Affiliate of Regeneron or any of its Affiliates nor shall Regeneron or any of its Affiliates be deemed an Affiliate of Intellia or any of its Affiliates.

1.2 “Anti-Corruption Laws” shall mean all Applicable Laws regarding public or private-sector corruption, bribery, kickbacks, speed or facilitation payments, ethical business conduct, money laundering, embezzlement, political contributions, gifts, gratuities, expenses, entertainment, hospitalities, agency relationships, commissions, lobbying, books and records, and financial controls, including the FCPA, the U.S. Travel Act, and other anti-corruption laws.

1.3 “API” shall mean any active pharmaceutical (including biological) ingredient or component (but excluding, for clarity, an adjuvant or excipient).

1.4 “Applicable Law” shall mean applicable laws, rules, and regulations, including any rules, regulations, guidelines, standard, agency requirement, license, or permit or other requirements of any Governmental Authority, which may be in effect from time to time, including Good Practices.

1.5 “Approval” shall mean, with respect to each Regeneron Product, any approval, registration, license or authorization from the applicable Regulatory Authority required for the development, manufacture or commercialization of such Regeneron Product in a regulatory jurisdiction, and shall include any such approval, registration, license or authorization granted for any Marketing Approval.

1.6 “Available Liver Target” shall mean any Liver Target that, at the applicable time, is not an Intellia Reserved Liver Target, a Declined Target, an Intellia Liver Target, a Regeneron Target or a Regeneron Evaluation Target.

1.7 “Biosimilar Application” means an application or submission filed with a Regulatory Authority for Marketing Approval of a pharmaceutical or biological product claimed to be biosimilar or interchangeable to any Regeneron Product or otherwise relying on the approval of such Regeneron Product, including, for example, an application filed under 42 U.S.C. §262(k).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.8 “BPCIA” means the Biologics Price Competition and Innovation Act of 2009, and its implementing regulations promulgated thereunder, as both may be amended from time to time, or equivalent legislation in countries other than the United States.

1.9 “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York, are authorized or required by law to remain closed.

1.10 “Caribou-Intellia License Agreement” means the License Agreement by and between Caribou Biosciences Inc. (“Caribou”) and Intellia, dated July 16, 2014, as supplemented by the Supplement to License Agreement between Intellia and Caribou dated August 21, 2015 and as amended by Amendment No. 1 to License Agreement and the Addendum to License Agreement, each between Intellia and Caribou and each dated February 2, 2016, as may be amended following the Effective Date in accordance with Section 12.4.

1.11 “CART” means a T-cell engineered to express a CAR.

1.12 “Change of Control” means, with respect to a Party, (a) a merger or consolidation of such Party with a Third Party that results in the voting securities of such Party outstanding immediately prior thereto, or any securities into which such voting securities have been converted or exchanged, ceasing to represent more than fifty percent (50%) of the combined voting power of the surviving entity or the parent of the surviving entity immediately after such merger or consolidation, (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, (i) becomes the direct or indirect beneficial owner of more than fifty percent (50%) of the combined voting power of the outstanding securities, and (ii) acquires the ability to appoint a majority of the board of directors, of such Party, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s and its Affiliates’ assets.

1.13 “Chimeric Antigen Receptor” or “CAR” means [***].

1.14 “Combination Product” shall mean a Regeneron Product incorporating or comprising at least [***] CP that is developed under this Agreement and at least [***].

1.15 “Commercially Reasonable Efforts” shall mean, with respect to the efforts to be expended by a Party or its Affiliate with respect to any objective, activity or decision to be undertaken hereunder, those reasonable, good faith efforts and resources to accomplish such objective, activity or decision consistent with those efforts and resources the relevant Party would normally use to accomplish a similar objective, activity or decision under similar circumstances, it being understood and agreed that with respect to the research, development, manufacture, seeking and obtaining Marketing Approval, or commercialization of a product, such efforts and resources shall be consistent with the usual practices of such Party [***].

1.16 “Contract Year” shall mean the period beginning on the Effective Date and ending on December 31, 2016, and each succeeding twelve (12) month period thereafter during the Term (except that the last Contract Year shall end on the effective date of any termination or expiration of the Term).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.17 “Control” shall mean, with respect to any Material, Confidential Information, Intellectual Property right, or trademark that a Party (a) owns such Material, Confidential Information, Intellectual Property right, or trademark, or (b) has a license or right to use to such Material, Confidential Information, Intellectual Property right, or trademark, in each case of (a) or (b), with the ability to grant to the other Party access to, or a license or a sublicense (as applicable) of such rights to such Material, Confidential Information, Intellectual Property right, or trademark on the terms and conditions set forth herein, without (i) violating the terms of any agreement with any Third Party in existence as of the Effective Date or (ii) with respect to any such Material, Confidential Information, Intellectual Property right, or trademark that Intellia (or its Affiliate) in-licenses pursuant to an in-license agreement entered into by Intellia (or its Affiliate) with a Third Party after the Effective Date, having an obligation to pay any royalties or other consideration or that is subject to additional conditions that are applicable to a sublicensee under such in-license, unless Regeneron agrees to assume the applicable obligations pursuant to the election procedures set forth in Section 7.3, as applicable, or (iii) with respect to any such Material, Confidential Information, Intellectual Property Right, or trademark that Intellia (or its Affiliate) comes to own after the Effective Date that was invented under [***] or (iv)with respect to any such Material, Confidential Information, Intellectual Property right, or trademark that Regeneron (or its Affiliate) in-licenses pursuant to an in-license agreement entered into by Regeneron (or its Affiliate) with a Third Party after the Effective Date, having an obligation to pay any royalties or other consideration or that is subject to additional conditions that are applicable to a sublicensee under such in-license, unless Intellia agrees to assume the applicable obligation under such in-licenses, as applicable, or (v) with respect to any such Material, Confidential Information, Intellectual Property Right, or trademark that Regeneron (or its Affiliate) comes to own after the Effective Date [***] , in each of (i), (ii), (iii),(iv) and (v), as of the time such Party or its Affiliates would first be required hereunder to grant the other Party such access, license or (sub)license; provided, that, for clarity, Intellia will be deemed to Control such Intellectual Property as is licensed to it under the Intellia Existing Third Party Licenses (but subject to the terms and conditions of those Intellia Existing Third Party Licenses as and to the extent set forth in Section 7.3(f)). Notwithstanding anything in this Agreement to the contrary, in the event of a Change of Control of a Party, a Party will be deemed not to Control any Material, Confidential Information, Intellectual Property right, or trademark that are owned or in-licensed by a Third Party described in the definition of “Change of Control” or such Third Party’s Affiliates (other than such Party or such Party’s Affiliates immediately prior to the closing of such Change of Control) (a) prior to the closing of such Change of Control, except to the extent that any such Patent Rights, Know-How or Materials were Controlled by such Party or any of its Affiliates prior to such Change of Control, or (b) after such Change of Control to the extent that such Patent Rights, Know-How or Materials are invented or created by such Third Party or its Affiliates (other than such Party or such Party’s Affiliates immediately prior to the closing of such Change of Control) after such Change of Control without using or incorporating any Patent Rights, Know-How or Materials licensed hereunder, provided that, notwithstanding

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

the foregoing, following such Change of Control, such Party shall in all cases be deemed to Control all Patent Rights, Know-How and Materials (1) arising from the performance of activities under this Agreement, including the Technology Collaboration, Regeneron Target Evaluation Programs, Intellia Target Evaluation Programs or Product R&D Programs, on the terms as set forth in this Agreement, or (2) that are improvements to, or derivatives of, or are otherwise based on or incorporates, any Patent Rights, Know-How or Materials Controlled by such Party or any of its Affiliates prior to such Change of Control or (3) that such Party or its Affiliates chooses to make available for the conduct of activities under this Agreement or actually uses in the conduct of activities under this Agreement.

1.18 “Cover”, “Covering” or “Covered” shall mean, with respect to a given product in a given country, that the composition of matter (other than formulation) of such product, or method of use or manufacture of such product, is claimed under a Valid Claim in the country of sale [***] of such product and that in the absence of ownership of or a license granted under such Valid Claim, the manufacture, use, offer for sale, sale or importation of such product or the practice of such method, would infringe such Valid Claim; provided, that with respect to a method of use, such method of use is for an indication for which a Marketing Approval has been received for such product in such country (as set forth on the approved labeling in such country for such product).

1.19 “CPI” shall mean the Consumer Price Index – All Urban Consumers for the country in which the applicable personnel are located (for example, CPI-U for the United States) published by the United States Department of Labor, Bureau of Statistics (or its successor equivalent index), or an equivalent index in a foreign country applicable to FTEs in such country.

1.20 “CPI Adjustment” shall mean the percentage increase or decrease, if any, in the CPI applicable to the applicable personnel for the [***] months ending [***] of the Contract Year prior to the Contract Year for which the adjustment is being made.

1.21 “CRISPR-Cas” shall mean genome editing technology using (a) [***] the enzyme known as Cas9, or variants thereof, [***] together with (b) one (1) or more nucleic acid molecules [***] that is/are required for the function or targeting of the [***] in clause (a) (the materials specified in clauses (a) and (b), the “CRISPR-Cas Materials”).

1.22 “CRISPR Product” or “CP” shall mean any product that uses or incorporates CRISPR-Cas or, with respect to the Ex-Vivo Field, is a cell-based therapeutic product manufactured using CRISPR-Cas.

1.23 “Declined Target” shall mean (a) each Intellia Liver Target that specifically becomes designated as a Declined Target [***], and (b) each Regeneron Target that is specifically designated as, or specifically becomes, a Declined Target [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.24 “Directed to” shall mean, with respect to a particular CP and a particular Target, that such CP is engineered or selected to specifically Modulate such Target. [***]

1.25 “Executive Officers” shall mean the [***] of Regeneron and the [***] of Intellia, or their respective designees with equivalent decision-making authority with respect to matters under this Agreement.

1.26 “Ex-Vivo Field” shall mean modification of cells using CRISPR-Cas where such modification is conducted ex vivo for the purpose of reintroducing such modified cells into a patient for therapeutic purposes.

1.27 “FCPA” shall mean the U.S. Foreign Corrupt Practices Act of 1977 (15 U.S.C. §§78dd-1, et seq.) as amended.

1.28 “FDA” shall mean the United States Food and Drug Administration and any successor agency thereto.

1.29 “Field” shall mean any and all [***] uses of CPs for therapeutic, palliative, prophylactic, and diagnostics purposes but excluding [***].

1.30 “First Commercial Sale” shall mean, with respect to a Regeneron Product and a country, the first commercial sale by or on behalf of Regeneron or any of its Affiliates or sublicenses to a Third Party for use or consumption by the general public (including through public or private means or markets) of such Regeneron Product in the Field in such country after Marketing Approval for commercial sale of such Regeneron Product has been obtained in such country or where Marketing Approval in such country is not required, but where such sale is permitted to occur under, or is dependent upon, Marketing Approval for such Regeneron Product in another major market country, such as so called “named patient sales” or any compassionate use. Sales for test marketing or clinical trial purposes shall not be construed as a First Commercial Sale.

1.31 “FTE” shall mean a full time equivalent employee [***] employed by Party (or its Affiliate) who performs activities under a Plan, with such commitment of time and effort to constitute [***] employee performing such work on a full-time basis, which for purposes hereof shall be [***] hours per Contract Year (pro-rated for any Contract Year that is less than twelve (12) months).

1.32 “FTE Cost” shall mean, for a given period, the number of FTEs for such period multiplied by the FTE Rate.

1.33 “FTE Rate” shall mean (a) for each FTE based in the US, $[***] per FTE per Contract Year, adjusted each Contract Year on January 1 (commencing on January 1, 2017) in accordance with any CPI Adjustment, and (b) for each FTE based outside the U.S., such amount as the Parties shall agree to, in writing, in the local currency in the country where such FTE is based (which shall be converted into United States Dollars in accordance with Section 9.9). [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.34 [***]

1.35 [***]

1.36 “GAAP” shall mean generally accepted accounting principles as applicable in the United States.

1.37 “Gene” shall mean a contiguous DNA sequence that is transcribed [***].

1.38 “Good Practices” shall mean compliance with the applicable standards contained in then-current “Good Laboratory Practices” or “GLP”, “Good Manufacturing Practices” or “GMP” and “Good Clinical Practices” or “GCP” as promulgated by the FDA, and all analogous guidelines promulgated by the EMA or the ICH, as applicable.

1.39 “Governmental Authority” shall mean any court, agency, authority, department, regulatory body, or other instrumentality of any government or country or of any national, federal, state, provincial, regional, county, city, or other political subdivision of any such government or any supranational organization of which any such country is a member, including Regulatory Authorities.

1.40 “HSC” means hematopoietic stem cells [***].

1.41 “ICH” shall mean the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use.

1.42 “IND” shall mean, with respect to a product, an Investigational New Drug Application filed with the FDA pursuant to 21 C.F.R. § 312 the filing of which is necessary to commence clinical testing of such product in humans, including all amendments and supplements to such application, or any equivalent filing with any Regulatory Authority outside the United States.

1.43 “IND Acceptance” shall mean, with respect to a particular Regeneron Product, that the particular IND for such Regeneron Product was accepted by the FDA (or other applicable Regulatory Authority outside the United States if the IND was submitted to such Regulatory Authority outside the United States), as evidenced by no objection by the FDA (or such other applicable Regulatory Authority outside the United States) within [***]) days after the date of the IND submission (or any amended submission if such amendment restarted the applicable [***]-day period).

1.44 “Intellectual Property” shall mean any Know-How, Patent Rights, copyrights and any other intellectual property rights, but excluding trademarks.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.45 [***]

1.46 “Intellia Allocated Regeneron Target Evaluation Plan Costs” shall mean all Plan Costs for Regeneron Target Evaluation Plans that are not Regeneron Allocated Regeneron Target Evaluation Plan Costs, until such time as the JSC determines that continued evaluation of the Regeneron Evaluation Target is [***].

1.47 “Intellia Background Patent Rights” shall mean those Patent Rights that (1) are Controlled by Intellia or any of its Affiliates (a) as of the Effective Date or (b) during the IP Term [***], or (c) during the IP Term [***], or (d) any (i) Patent Rights claiming priority to the Patent Rights, or (ii) foreign equivalents of the Patent Rights, in each case of (i) and (ii), in subclauses (a), (b), or (c), but in each of (a), (b), (c), and (d) excluding Patent Rights to the extent within the [***] Intellia Materials Improvements, Intellia CRISPR-Cas IP, [***] Regeneron Product Inventions, Regeneron Materials Improvements, [***] and (2) are necessary or useful for (i) the research, development, making, using, exploitation or selling of (A) a CP (or any component thereof) that is or could be Directed to a Target that is or could become a Regeneron Target or (B) CRISPR-Cas, or (ii) the conduct of the Technology Collaboration, Regeneron Target Evaluation Program, Intellia Target Evaluation Program or the Product R&D Program. The Intellia Background Patent Rights as of the Effective Date include those set forth in Schedule 1.47.

1.48 “Intellia CP” shall mean any CP owned or controlled by Intellia (or any of its Affiliates), or any other CP for which Intellia (or any of its Affiliates) has a material role in its research, development, manufacture or commercialization (including Intellia Liver Products), but in all events excluding any Regeneron Product.

1.49 “Intellia CRISPR-Cas IP” shall mean (i) any improvement, enhancement or modification to any CRISPR-Cas, including any composition of, or any method of using or making, CRISPR-Cas Materials, and (ii) any Intellectual Property in and to the foregoing clause (i), in each of (i) and (ii) that is invented solely by or on behalf of Intellia [***].

1.50 “Intellia Existing Third Party Agreements” shall mean those agreements entered into by Intellia or an Affiliate of Intellia and a Third Party as of the Effective Date, including any amendments or restatements thereto as of the Effective Date or amendments following the Effective Date in accordance with Section 12.4, and under which Intellia is granted rights which are then sublicensed to Regeneron hereunder as Intellia Patent Rights, Intellia Know-How or Intellia Materials [***]. The Intellia Existing Third Party Agreements are set forth on Schedule 1.50.

1.51 “Intellia Intellectual Property” shall mean the Intellia Patent Rights and the Intellia Know-How.

1.52 “Intellia Know-How” shall mean any and all Know-How that (a) is Controlled by Intellia or any of its Affiliates (i) as of the Effective Date or (ii) during the IP Term [***], and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b) is necessary or useful for (i) the research, development, making, using, exploitation or selling of (A) a CP (or any component thereof) that is or could be Directed to a Target that is or could become a Regeneron Target or (B) CRISPR-Cas, [***] or (ii) the conduct of the Technology Collaboration, Regeneron Target Evaluation Program, Intellia Target Evaluation Program or the Product R&D Program. Intellia Know-How shall include Know-How created during the IP Term in or related to Intellia Materials, Intellia Materials Improvements or Intellia CRISPR-Cas IP, as well as Intellia’s interests in any [***].

1.53 “Intellia Liver Product” shall mean a Liver Product that is Directed to an Intellia Liver Target that is not an Intellia Reserved Liver Target or a Declined Target.

1.54 “Intellia Liver Target” shall mean a Liver Target selected by Intellia for its development pursuant to Section 4.1 of this Agreement that is not an Intellia Reserved Liver Target or a Declined Target.

1.55 “Intellia Materials” shall mean Intellia’s (or its Affiliate’s) proprietary [***] that are used in the performance of this Agreement or otherwise licensed to Regeneron hereunder. [***]

1.56 “Intellia Materials Improvement” shall mean (a) any Intellectual Property that is invented by or on behalf of either Party (solely or jointly with the other) under this Agreement during the IP Term that constitutes or comprises an improvement, enhancement or other modification to any Intellia Materials [***] including any such Intellectual Property that comprises a composition of, or any method of using or making, Intellia Materials [***], and (b) any Patent Rights to the extent within the Intellectual Property in the foregoing clause (a), in each case of (a) and (b) other than Regeneron Product Inventions, Regeneron Materials Improvements, [***] Intellia CRISPR-Cas IP or [***].

1.57 “Intellia Patent Rights” shall mean the Intellia Background Patent Rights and Intellia’s interest in Patent Rights to the extent within [***]Intellia Materials Improvements, Intellia CRISPR-Cas IP[***]. Intellia Patent Rights shall include the Patent Rights listed on Schedule1.47.

1.58 “Intellia Reserved Liver Targets” shall mean those Targets set forth on Schedule 1.58.

1.59 “Intellia Target Evaluation Plan” shall mean a written plan associated with the evaluation of a particular Intellia Liver Target and setting forth the evaluation activities to be conducted for such Intellia Liver Target as set forth in Section 4.1(a)(v). For clarity, there shall be a distinct plan for each Intellia Liver Target that is selected for inclusion under the Intellia Target Evaluation Program in accordance with Section 4.1(a)(v)(1), which plan will be prepared and modified in accordance with Section 4.1(a)(v)(2).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.60 “Intellia Target Evaluation Program” shall mean collectively, or individually, as applicable, the program(s) to be performed under this Agreement as more particularly described in Section 4.1(a)(v) that is/are intended to assist Intellia in the evaluation of the Intellia Liver Targets, as set forth in the applicable Intellia Target Evaluation Plan(s).

1.61 “Intellia Target Evaluation Program Inventions” shall mean all Intellectual Property that is invented by or on behalf of either Party (or by the Parties jointly) in the performance of activities under the Intellia Target Evaluation Program [***]

1.62 “Intellia Target Evaluation Program Term” shall mean, for each Intellia Liver Target that is subject to an Intellia Target Evaluation Program, on an Intellia Target Evaluation Program-by-Intellia Target Evaluation Program basis, the period commencing on the date that such Intellia Liver Target is selected for inclusion under the Intellia Target Evaluation Program in accordance with Section 4.1(a)(v)(1) and expiring on the first to occur of (i) the expiration or termination of this Agreement in its entirety, (ii) [***] or (iii) the end of the Target Selection Period.

1.63 “IP Term” shall mean that period, during the Term, commencing on the Effective Date and continuing for five (5) years following the later of (i) the end of the Technology Collaboration Term, and (ii) the end of the last Product R&D Program Term.

1.64 “Joint Improvement” shall mean [***]:

(a) (i) any Intellectual Property that is invented by or on behalf of either Party (solely or jointly with the other) under this Agreement during the IP Term that constitutes or comprises a composition of, or any method of using or making, a combination of Intellia Materials and Regeneron Materials, including an improvement, enhancement or other modification to the combination of Intellia Materials and Regeneron Materials (i.e., such Intellectual Property necessarily involves both Intellia Materials and Regeneron Materials), and (ii) any Patent Rights to the extent within the Intellectual Property in the foregoing clause (i); and

(b) (i) any improvement, enhancement or modification to any CRISPR-Cas, including any composition of, or any method of using or making, CRISPR-Cas Materials, and (ii) any Intellectual Property in and to the foregoing clause (i), in each of (i) and (ii) that is invented (x) by or on behalf of Intellia alone [***], or (y) by or on behalf of Regeneron alone or jointly by or on behalf of the Parties under this Agreement, in each of (x) and (y) during the IP Term (“Joint CRISPR-Cas Improvements”).

1.65 “Know-How” shall mean any and all proprietary technical or scientific information, data, test results, conclusions, analysis, knowledge, techniques, discoveries, inventions, specifications, designs, trade secrets, chemical structures, compositions of matter and other information (whether or not patentable or otherwise protected by trade secret law).

1.66 “Lead Candidate” shall mean a Regeneron Product or Intellia Liver Product, as applicable, that [***] has been selected by the respective Party for initiation of preclinical studies [***] needed to support an IND and the initiation of GMP manufacturing.

1.67 “Legal Dispute” shall mean any dispute related to a Party’s alleged material breach of this Agreement or the validity, breach, termination or interpretation of this Agreement, or Intellectual Property-related disputes.

1.68 “Liver Cell” shall mean any of the [***] cells constituting the liver itself or contained within the liver that are involved in the functional activities of the liver [***].

1.69 “Liver Product” shall mean any CP that has been specifically engineered or selected to confer its intended therapeutic effect by Modulating a Target in a Liver Cell. [***]

1.70 “Liver Target” shall mean any Target to which a Liver Product or anticipated Liver Product is Directed.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.71 “Manufacturing Cost” shall mean the fully burdened cost (without mark-up) of manufacturing a Regeneron Product [***].

1.72 “Marketing Approval” shall mean all approvals of the applicable Regulatory Authority necessary for the marketing and sale of a Regeneron Product in a given country (or other jurisdiction).

1.73 “Modulate” shall mean, with respect to a Target[***].

1.74 “Net Sales” shall mean, with respect to a Regeneron Product, the gross amount invoiced for bona fide arms’ length sales of all units of such Regeneron Product in the Field by or on behalf of Regeneron or its Affiliates or sublicensees (but excluding distributors) to the first Third Party (including distributors), less the following deductions, consistently applied:

(a) [***]

Such amounts will be determined from the books and records of Regeneron, its Affiliates and sublicensees, maintained in accordance with GAAP. Net Sales in currency other than United States Dollars shall be converted into United States Dollars according to the provisions of Section 9.9 of this Agreement.

Sales between Regeneron and its Affiliates or sublicensees, for resale, shall be disregarded for purposes of calculating Net Sales. Any of the items set forth above that would otherwise be deducted from the invoice price in the calculation of Net Sales but which are separately charged to and paid by Third Parties shall not be deducted from the invoice price in the calculation of Net Sales. In the case of any sale of a Regeneron Product for consideration other than cash, such as barter or countertrade, Net Sales shall be calculated based [***].

Solely for purposes of calculating Net Sales, if Regeneron or any of its Affiliates or sublicensees sells any Regeneron Product in the form of a Combination Product, then [***].

1.75 [***]

1.76 [***]

1.77 [***]

1.78 [***]

1.79 “Non-Liver Product” shall mean any CP that is not a Liver Product.

1.80 “Non-Liver Target” shall mean any Target to which a Non-Liver Product or anticipated Non-Liver Product is Directed.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.81 “Offsettable Amounts” shall mean milestones due pursuant to Section 9.2 and Royalties due pursuant to Section 9.3.

1.82 “Option Package” shall mean (a) with respect to Intellia, the following information related to all Intellia Liver Products Directed to a given Intellia Liver Target to be provided to Regeneron pursuant to Section 5.1(d), or (b) with respect to Regeneron, the following information related to all Regeneron Products Directed to a given Regeneron Target to be provided to Intellia pursuant to Section 5.2(b), as applicable:

[***]

(e) such other information as reasonably determined by the JSC.

1.83 [***]

1.84 “Out-of-Pocket Costs” shall mean costs and expenses paid to [***] under [***] in accordance with this Agreement and such Plan [***]

1.85 “Patent Application” shall mean any application for a Patent, including any provisional, non-provisional, continuation, continuation-in-part or divisional applications and any PCT international applications or national phase applications, whether in the U.S. or any foreign country, including any applications claiming priority to any of the foregoing.

1.86 “Patent Rights” shall mean Patents and Patent Applications and without limiting the foregoing, the right to claim priority of such Patents and Patent Applications.

1.87 “Patents” shall mean any patent, including any patent(s) that issue from a Patent Application, and further including any reissue, extension, substitution, confirmation, re-registrations, re-examination, revival, supplementary protection certificate or patents of addition, whether in the U.S. or any foreign country.

1.88 “Person” shall mean and include an individual, partnership, joint venture, limited liability company, corporation, firm, trust, unincorporated organization or government or other department or agency thereof.

1.89 “Phase I Trial” shall mean a human clinical trial that would satisfy the requirements of 21 C.F.R. 312.21(a) (as amended or any replacement thereof), including an equivalent clinical trial conducted in a country other than the United States.

1.90 “Phase II Trial” shall mean a human clinical trial that would satisfy the requirements of 21 C.F.R. 312.21(b) (as amended or any replacement thereof), including an equivalent clinical trial conducted in a country other than the United States.

1.91 “Phase III Trial” shall mean a human clinical trial that would satisfy the requirements of 21 C.F.R. 312.21(c) (as amended or any replacement thereof), including, to the extent satisfying the foregoing requirements (a) a human clinical trial that becomes a registration trial sufficient for filing an application for a Marketing Approval for such product in the United States or (b) an equivalent clinical trial in conducted in a country other than the United States.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.92 “Plans” shall mean, collectively, the Technology Collaboration Plan, the Regeneron Target Evaluation Plans, the Intellia Target Evaluation Plans and the Product R&D Plans, and each individually shall be a “Plan”.

1.93 “Plan Costs” shall mean the following costs incurred by a Party directly in connection with the performance of its obligations under the applicable Plan in accordance with this Agreement and the applicable Plan, but solely to the extent set forth in the JSC-approved budget (based on Quarters) for the applicable Plan:

(d) [***]any other costs or expenses specifically identified and included in the applicable Plan or otherwise expressly included as Plan Costs under this Agreement.

[***]

1.94 “Product R&D Plan” shall mean a written plan and Quarterly budget associated with the discovery, research, preclinical development, and manufacture of Regeneron Products. For clarity, there shall be a distinct plan for each Regeneron Target, which plans will be prepared and modified in accordance with Section 4.3(d).

1.95 “Product R&D Program” shall mean collectively, or individually, as applicable, the research and development program(s) to be performed under this Agreement that is/are intended to discover, research, manufacture and develop Regeneron Products, as set forth in the applicable Product R&D Plan(s).

1.96 “Product R&D Program Inventions” shall mean all Intellectual Property that is invented by or on behalf of either Party (or by the Parties jointly) in the performance of (i) activities under a Product R&D Program, or (ii) in connection with the development, manufacture or commercialization of any Regeneron Product (other than the Technology Collaboration) during the IP Term but following the end of the Product R&D Program for such Regeneron Product [***]

1.97 “Product R&D Program Term” shall mean, on a Product R&D Program-by-Product R&D Program basis, the period commencing on the date that a Target is selected as a Regeneron Target by Regeneron in accordance with Section 4.2 and expiring on the date of IND Acceptance with respect to a Regeneron Product Directed to such Regeneron Target and developed under such Product R&D Program. [***]

1.98 [***]

1.99 “Quarter” or “Quarterly” shall refer to a calendar quarter, except that the first (1st) Quarter shall commence on the Effective Date and extend to the end of the then-current calendar quarter and the last calendar quarter shall extend from the first day of such calendar quarter until the effective date of the termination or expiration of this Agreement.

1.100 [***]

1.101 “Regeneron Allocated Regeneron Target Evaluation Plan Costs” shall mean [***] for the [***] Regeneron Evaluation Targets that Regeneron selects from the Liver Target Pool for a Regeneron Target Evaluation Program during each [***] period starting on the Effective Date, on a Regeneron Target Evaluation Program-by Regeneron Target Evaluation Program basis, all Plan Costs [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.102 “Regeneron Contributed IP” shall mean (a) Know-How within the Regeneron Contributed Technologies and (b) Patents to the extent within the foregoing Know-How in clause (a) or the Regeneron Contributed Technologies, in each case of (a) and (b), that is Controlled by Regeneron or its Affiliate.

1.103 “Regeneron Contributed Technology” shall mean technology Controlled by Regeneron or its Affiliates and that Regeneron chooses to contribute under this Agreement for its or Intellia’s use in the performance of, as applicable:

(a) the Technology Collaboration (such technology, the “Technology Collaboration Contributed Technology”),

(b) the Regeneron Target Evaluation Program (such technology, the “Regeneron Target Evaluation Program Contributed Technology”), or

(c) the Product R&D Program (such technology, the “Product R&D Program Contributed Technology”);

but in each case, excluding, for clarity, Regeneron’s interest in any [***].

1.104 “Regeneron CRISPR-Cas IP” shall mean that subset of Regeneron Contributed Technology that is Technology Collaboration Contributed Technology [***].

1.105 [***]

1.106 [***]

1.107 [***]

1.108 [***]

1.109 “Regeneron FTO IP” shall mean, with respect to a given [***] Invention, (a) the Regeneron CRISPR-Cas IP that is (i) incorporated into or used to invent such [***] Invention in the performance of the [***] during the [***] Term and (ii) necessary for the practice of such [***] Invention and (b) any Patents to the extent within the Regeneron CRISPR-Cas IP that claim the foregoing clause (a).

1.110 “Regeneron Materials” shall mean Regeneron’s (or its Affiliate’s) proprietary [***] that are used in the performance of this Agreement or otherwise included in the Regeneron Contributed Technology. [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.111 “Regeneron Materials Improvement” shall mean (a) any Intellectual Property that is invented by or on behalf of either Party (solely or jointly with the other) under this Agreement during the IP Term that constitutes or comprises an improvement, enhancement or other modification to any Regeneron Materials [***], including any such Intellectual Property that comprises a composition of, or any method of using or making, Regeneron Materials [***] and (b) any Patent Rights to the extent within the Intellectual Property in the foregoing clause (a), [***].

1.112 “Regeneron Material Relationship” means a written agreement or other arrangement between Regeneron (or any of its Affiliates) and a Third Party whereby Regeneron (or any of its Affiliates) has a material role at any time in the research, development, manufacture or commercialization of a product for which [***] are necessary or useful. [***]

1.113 “Regeneron Mice” shall mean Regeneron’s proprietary, genetically modified mice that are used in the performance of this Agreement, and any progeny or derivatives thereof shall constitute Regeneron Materials Improvements.

1.114 “Regeneron Product” shall mean any CP developed under this Agreement, including through performance of the Technology Collaboration, Regeneron Target Evaluation Plan or the Product R&D Program, that is [***] Directed to a Regeneron Target [***]

1.115 “Regeneron Product Invention” shall mean (x) all Intellectual Property that is invented by or on behalf of either Party (or by the Parties jointly) in the performance of (i) activities under [***] or (ii) development, manufacture or commercialization of any Regeneron Product during the IP Term, in each case that solely relates to or covers one or more Regeneron Products or components thereof [***], and (y) Patent Rights within any of the foregoing Intellectual Property. [***]

1.116 [***]

1.117 “Regeneron [***] IP” shall mean [***]

1.118 “Regeneron Target” shall mean any Target that becomes a Regeneron Target pursuant to Section 4.2, including Section 4.2(b).

1.119 “Regeneron Target Evaluation Plan” shall mean a written plan associated with the evaluation of a particular Regeneron Evaluation Target as a candidate for potential selection as a Regeneron Target, which plan shall be substantially in the form attached hereto as Schedule 1.119. For clarity, there shall be a distinct plan for each Regeneron Evaluation Target, which plan will be prepared and modified in accordance with Section 4.1(a)(iii)(2).

1.120 “Regeneron Target Evaluation Program” shall mean collectively, or individually, as applicable, the program(s) to be performed under this Agreement that is/are intended to assist Regeneron in the evaluation of the Regeneron Evaluation Target [***] as set forth in the applicable Regeneron Target Evaluation Plan(s).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.121 “Regeneron Target Evaluation Program Inventions” shall mean all Intellectual Property that is invented by or on behalf of either Party (or by the Parties jointly) in the performance of activities under the Regeneron Target Evaluation Program or Additional Evaluation Activities [***]

1.122 “Regeneron Target Evaluation Program Term” shall mean, on a Regeneron Target Evaluation Program-by-Regeneron Target Evaluation Program basis, the period commencing on the date that a Liver Target is selected as a Regeneron Evaluation Target in accordance with Section 4.1 and expiring on the first to occur of (i) the date the Regeneron Evaluation Target under such Regeneron Target Evaluation Program is selected by Regeneron as a Regeneron Target pursuant to Section 4.2, (ii) upon the expiration or termination of this Agreement in its entirety, (iii) upon the replacement of the subject Regeneron Evaluation Target in accordance with Section 4.1; (iv) [***] or (v) determination by Regeneron to cease activities under such Regeneron Target Evaluation Program by way of written notice pursuant to Section 4.1(a)(iii)(3)(g).

1.123 “Regulatory Authority” shall mean any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity anywhere in the world with authority over the activities conducted under this Agreement or the development, manufacture, or commercialization of products.

1.124 “Regulatory Filings” shall mean regulatory applications, submissions, dossiers, notifications, registrations, Approvals, or other filings made to or with, or other approvals granted by, a Regulatory Authority that are necessary in order to develop, manufacture or commercialize a Regeneron Product in a particular country or regulatory jurisdiction.

1.125 “Reserved Ex-Vivo Field” shall mean (a) modification of cells using CRISPR-Cas where such modification is conducted ex vivo for the purpose of [***] (b) modification of HSCs using CRISPR-Cas where such modification is conducted ex vivo for the purpose of [***], and (c) modification of cells using CRISPR-Cas for use in [***].

1.126 [***]

1.127 “Target” shall mean [***]

1.128 [***]

1.129 “Technology Collaboration” shall mean the research and development activities to be performed under this Agreement that are intended to discover and develop novel technologies to enable the development of therapeutics based on CRISPR-Cas with optimal therapeutic properties.

1.130 “Technology Collaboration Inventions” shall mean all Intellectual Property that is invented by or on behalf of either Party (or by the Parties jointly) in the performance of activities under the Technology Collaboration [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.131 “Technology Collaboration Plan” shall mean the written plan and budget (based on Quarters) associated with the performance of the Technology Collaboration, which plan shall be prepared and modified in accordance with Section 3.1.

1.132 “Technology Collaboration Term” shall mean the period commencing on the Effective Date and expiring on the sixth (6th) anniversary of such date; provided, that Regeneron may extend the Technology Collaboration Term, at its sole discretion, in accordance with Section 3.3(a). For clarity, the Technology Collaboration Term would also immediately expire upon the expiration or termination of this Agreement in its entirety.

1.133 “Third Party” shall mean any Person other than Intellia or Regeneron or any Affiliate of either Party.

1.134 “UC Technology License” shall mean the Exclusive License Agreement, dated as of April 16, 2013, by and between Caribou, the University of Vienna and the Regents of the University of California, as amended on April 17, 2013.

1.135 “Unavailable Target” shall mean any Non-Liver Target, (a) that is the subject of planned research activities by Intellia (or its Affiliates) pursuant to a bona fide research plan specific to such Target [***], or (b) for which Intellia has an active and ongoing research or development program for Intellia CPs Directed to such Target [***], or (c) for which Intellia has granted exclusive rights (or an exclusive option to obtain exclusive rights) to a Third Party to develop and commercialize CPs Directed to such Target [***]; or (d) for which Intellia is in active partnering or licensing discussions with a Third Party to grant exclusive rights (or an exclusive option to obtain exclusive rights) to such Third Party to develop and commercialize CPs Directed to such Target [***], in each case of (a), (b), (c) or (d), as applicable, at the time Regeneron nominates such Target pursuant to Section 4.2.

1.136 “United States” or “U.S.” shall mean the United States of America and its territories and possessions.

1.137 “U.S. Export Control Laws” shall mean all applicable U.S. laws and regulations relating to the export or re-export of commodities, technologies, or services, including the Export Administration Act of 1979, 24 U.S.C. §§ 2401-2420, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-1706, the Trading with the Enemy Act, 50 U.S.C. §§ 1 et. seq., the Arms Export Control Act, 22 U.S.C. §§ 2778 and 2779, and the International Boycott Provisions of Section 999 of the U.S. Internal Revenue Code of 1986.

1.138 “Valid Claim” shall mean a claim of an issued and unexpired Patent (including the term of any patent term extension, supplemental protection certificate, renewal or other similar extension) within the Intellia Patent Rights or Regeneron Product Inventions [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.139 The remaining capitalized terms used in this Agreement shall have the meanings set forth in the following Sections of this Agreement:

Term	Section Reference
[***]	4.2(c)
[***]	4.2(c)
“Additional Evaluation Activities”	4.1(a)(iii)(3)(b)
“Aggregate Liver Target Pool Cap”	4.1(a)(ii)(2)
“Agreement”	Preamble
“Alleged Party”	16.4(b)
“Alleging Party”	16.4(b)
“Alliance Manager” or “Alliance Managers”	2.3
“Annual Technology Cost Cap”	3.4(d)
“Approval Milestones”	9.2(c)
“Arbitration”	17.1(b)
“Arbitration Draft”	5.3(b)(i)
“Arbitrators”	5.3(b)(ii)
“Breach Notice”	16.4(b)
“Caribou”	1.10
[***]	[***]
“CDA”	13.1(b)
“Challenge”	16.5
“Challenged Patent Right”	16.5
“Claim”	14.1(a)
[***]	[***]
“Co-Chairperson”	2.2(a)
“Co-Co Agreement”	5.1(e)(i)
“Collaboration Dispute”	17.1(b)
“Collaboration Reversion IP”	16.7(c)(ii)
“Confidential Information”	13.1(a)
“Consultation Party”	10.2(d)(i)
“CRISPR-Cas Materials”	1.21
“Damages”	14.1(a)
“Development Milestones”	9.2(c)
“Disclosing Party”	13.1(a)
“Discontinuation Notice”	16.6(a)
“Discontinuation Period”	16.6(b)
“Draft”	4.1(a)
“Drafted Expired Target”	4.1(a)(iv)(5)
[***]	4.1(a)(i)(1)
[***]	4.1(a)(i)(2)(c)
“Effective Date”	Preamble
[***]	[***]
“Force Majeure”	Article 15

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Term	Section Reference
“Form of Co-Co Agreement”	5.3(a)
“Funding Support Payment”	3.4(d)
“In-Licensed Reversion IP”	16.7(c)(vi)
“Indemnified Party”	14.2(a)
“Indemnifying Party”	14.2(a)
[***]	5.1(e)(iii)
“Intellia”	Preamble
“Intellia Competing Program”	12.7(d)
“Intellia Cost Report”	4.5(b)(i)
“Intellia Evaluation Target”	4.1(a)(v)(1)
“Intellia Indemnitees”	14.1(b)
[***]	5.2(a)
“Intellia Minimum Active Program Right”	5.1(a)(iii)
“Intellia Option”	5.2(a)
“Intellia Option Exercise Notice”	5.2(c)(i)
“Intellia Option Period”	5.2(c)(i)
“Intellia Platform In-License”	7.3(c)
[***]	1.64(b)
“JSC”	2.2(a)
“Lead Litigation Party”	10.4(b)
“Liver Target Pool”	4.1
“Materials”	7.7(a)
“New Intellia Platform License”	7.3(d)
“Non-Liver Target Nomination Meeting”	4.2(a)(i)(2)(a)
[***]	1.24
“Opening Brief”	17.1(b)(iv)
“Option Period”	5.1(c)
“Party” and “Parties”	Preamble
“Permitted Target Development Overage”	4.5(c)
“Permitted Technology Development Overage”	3.4(e)
“Periodic Liver Target Pool Cap”	4.1(a)(ii)(1)
“Product Infringement”	10.4(a)
“Product R&D Program Contributed Technology”	1.103(c)
“Product Term”	16.1
[***]	4.1(a)(i)(1)
“Receiving Party”	13.1(a)
“Redacted Agreement”	13.5(d)
“Regeneron”	Preamble
“Regeneron Background Reversion IP”	16.7(c)(ii)
“Regeneron Evaluation Target”	4.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Term	Section Reference
“Regeneron Indemnitees”	14.1(a)
[***]	5.1(c)
“Regeneron Option”	5.1(c)
“Regeneron Option Exercise Notice”	5.1(e)(i)
“Regeneron Option Period”	5.1(e)(i)
[***]	4.1(a)
“Regeneron Specific Third Party Payments”	7.3(e)
“Regeneron Target Cap”	4.2
“Regeneron Target Evaluation Program Contributed Technology”	1.103(b)
“Regulatory Exclusivity”	9.7
“Rejection Period”	8.2(b)
“Response Brief”	17.1(b)(v)
“Responsible Party”	10.2(d)(i)
“Reversion Field”	16.7(c)(i)
“Reversion IP”	16.7(c)(i)
“Reversion License”	16.7(c)
“Reversion Products”	16.7(c)(i)
“Royalties”	9.3(a)
“Royalty Term”	9.7
“SEC”	13.5(d)
[***]	[***]
“Target Draft Period”	4.1(a)
“Target Selection Notice”	4.2(a)(i)
“Target Selection Period”	4.2(a)(i)
“Target Profile”	4.3(a)
[***]	[***]
“Technology Collaboration Contributed Technology”	1.103(a)
“Technology Cost Reconciliation Report”	3.4(c)
“Technology Plan Cost Report”	3.4(b)
“Term”	16.1
“Terminated Regeneron Target”	16.7
“Termination Business Plan”	16.6(c)
“Termination for Suspension Notice”	16.6(c)
“Third Party Acquisition”	12.7(d)
[***]	[***]

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ARTICLE 2

AGREEMENT OVERVIEW AND GOVERNANCE

2.1 Agreement Overview. The Parties intend and have agreed to undertake a collaboration under this Agreement consisting, in general, of the following major components:

(a) the Technology Collaboration consisting of a collaborative research program related to CRISPR-Cas technology, as more particularly described in ARTICLE 3, pursuant to which each Party will perform certain activities as set forth in the Technology Collaboration Plan [***], in each case as more particularly described herein;

(b) the Regeneron Target Evaluation Programs consisting of Regeneron Evaluation Target-specific research activities related to Regeneron’s preliminary evaluation of a Liver Target for Regeneron’s potential selection as a Regeneron Target, as more particularly described in Section 4.1, pursuant to which each Party will perform certain activities as set forth in the Regeneron Target Evaluation Plans, Regeneron will bear the Regeneron Allocated Regeneron Target Evaluation Plan Costs and Intellia will bear the Intellia Allocated Regeneron Target Evaluation Plan Costs;

(c) the Intellia Target Evaluation Programs consisting of Intellia Liver Target-specific research activities related to Intellia’s preliminary evaluation of such Liver Target, as more particularly described in Section 4.1, pursuant to which each Party will perform certain activities as set forth in the Intellia Target Evaluation Plans a [***];

(d) the Product R&D Programs consisting of Regeneron Target-specific research and development activities related to the development of Regeneron Products Directed to such Regeneron Targets, as more particularly described in ARTICLE 4, pursuant to which each Party will perform certain activities as set forth in the Product R&D Plans [***], and Intellia will grant Regeneron exclusive licenses to research, develop, make, have made, use, sell, offer for sale and import Regeneron Products, in each case as more particularly described herein; and

(e) the option for each Party to enter into a [***] cost and profit arrangement for certain Regeneron Products or Intellia CPs as further described herein.

2.2 Joint Steering Committee.

(a) Formation, Composition and Membership. Promptly after the Effective Date, the Parties will establish a joint steering committee (“JSC”), which shall consist of [***] senior representatives appointed by Regeneron [***] and [***] senior representatives appointed by Intellia [***]; provided, that the Parties may agree to increase or decrease the number of equal representatives from each Party. Each Party may replace its JSC members upon written notice to the other Party (which may be via email); provided, that such replacement is a senior representative of such Party, or is otherwise reasonably acceptable to the other Party. Each Party will appoint one of its representatives to serve as a “Co-Chairperson” of the JSC and each Party may change its designated Co-Chairperson from time to time upon written notice to the other Party.

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(b) Decision Making. The JSC shall have the right to determine matters that are within the scope of the JSC (as set forth in Section 2.2(d)) or are otherwise expressly allocated to the JSC as set forth in this Agreement. [***]. The Parties shall cause their respective representatives on the JSC to use their good faith efforts to resolve all matters presented to them as expeditiously as possible. The representatives of each Party shall have collectively one (1) vote on behalf of such Party; provided, that no such vote taken at a meeting shall be valid unless a representative of each Party is present and participating in the vote. Disputes at the JSC shall be resolved as follows:

(i) In the event that the JSC, after a period of [***] days from the date a matter is submitted to it for decision (including if the Parties are unable to agree on a Technology Collaboration Plan (or amendment thereto), Regeneron Target Evaluation Plan (or amendment thereto), Intellia Target Evaluation Plan (or amendment thereto), Product R&D Plan (or amendment thereto), or any other matter that must be resolved by the JSC), is unable to make a decision [***], either Party may require that the matter be submitted to the Executive Officers for a joint decision by providing written notice to the other Party formally requesting that the dispute be resolved by the Executive Officers and specifying the nature of the dispute with sufficient specificity to permit adequate consideration by such Executive Officers.

(ii) If the dispute is referred to the Executive Officers, then the Executive Officers shall diligently and in good faith attempt to resolve the referred dispute within [***] days after receiving such written notification or such longer period of time as the Executive Officers may agree in writing. All such referred disputes shall require a joint decision of both Parties’ Executive Officers.

(iii) If the Executive Officers cannot resolve such dispute within such [***] days or other agreed period, such dispute will be resolved as follows:

[***]

(5) with respect to all other disputes under the scope of the JSC [***], such disputes will be submitted to the resolution procedures of Section 17.1.

(6) Notwithstanding the foregoing provisions of this Section 2.2(b)(iii), resolution of Legal Disputes shall be governed by Section 17.1(c).

(c) Meetings of the JSC. The first meeting of the JSC shall take place within [***] days after the Effective Date where the JSC will begin discussing the initial strategy and goals for the Technology Collaboration. Thereafter, the JSC shall meet at least [***], and more frequently as either Party may reasonably request, until the later of [***], unless the Parties otherwise agree in writing, at which point the JSC shall be disbanded and any information exchanges that were previously subject to the JSC’s oversight shall be handled directly between the Alliance Managers. All JSC meetings may be conducted by telephone, video-conference or in person as determined by the Co-Chairpersons; provided, however, that the JSC shall meet in person at least [***]. Unless otherwise agreed by the Parties, all in-person meetings of the JSC shall be held on an alternating basis between Regeneron’s facilities and Intellia’s facilities.

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Further, each Co-Chairperson shall be entitled to call meetings in addition to the regularly scheduled [***] meetings. The Co-Chairpersons shall coordinate activities to prepare and circulate an agenda in advance of each meeting and prepare and issue [***] minutes of each meeting [***]. With the consent of the other Party (not to be unreasonably withheld, conditioned or delayed), a [***] number of other representatives of a Party may attend any JSC meeting as non-voting observers (provided that such additional representatives are under obligations of confidentiality and non-use applicable to the Confidential Information of the other Party that are at least as stringent as those set forth in Article 13 below). Each Party shall be responsible for all of its own personnel and travel costs and expenses relating to participation in JSC meetings, which costs and expenses, for clarity, shall not be considered Plan Costs.

(d) JSC Duties. The JSC shall:

(i) set the overarching research objectives for the Technology Collaboration and oversee the general strategies and activities undertaken by the Parties under the Technology Collaboration and the Product R&D Programs;

(ii) approve the Technology Collaboration Plan (including the annual budget for each Party to be included therein with costs allocated to the Parties [***]) to conduct the activities under such Technology Collaboration Plan;

(iii) approve each Regeneron Target Evaluation Plan (including the annual budget (based on Quarters) for each Party to be included therein) to conduct the activities under such Regeneron Target Evaluation Plan;

(iv) approve each Intellia Target Evaluation Plan to conduct the activities under such Intellia Target Evaluation Plan;

(v) review material results arising from any Additional Evaluation Activities;

(vi) approve each Target Profile and Product R&D Plan (including the annual budget (based on Quarters) for each Party to be included therein) to conduct the activities under such Product R&D Plan;

(vii) discuss which Intellia Materials and other Intellia Know-how may be useful for the conduct of the Technology Collaboration or Product R&D Program and facilitate the transfer of such materials and information to Regeneron pursuant to Section 2.2(f);

(viii) discuss which Regeneron Contributed Technology may be useful for the conduct of the Technology Collaboration, Regeneron Target Evaluation Program, Intellia Target Evaluation Program or Product R&D Program, [***] facilitate the transfer of such materials and Know-How to Intellia;

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(ix) exchange and review scientific information and data from activities being conducted under, and the then-current progress of, the Technology Collaboration Plan, each Regeneron Target Evaluation Plan, each Intellia Target Evaluation Plan, each Product R&D Plan, and Intellia’s research and development of Intellia Liver Products [***], and establish processes for the exchange of information relating to such activities;

(x) discuss manufacturing process development and scale-up activities for manufacture of Regeneron Products in accordance with Article 8;

(xi) discuss manufacturing of Regeneron Products, [***];

(xii) discuss potential Non-Liver Targets to be nominated as a Regeneron Target and included in the Product R&D Program;

(xiii) review and approve publications in accordance with Section 13.4(a);

(xiv) consider and act upon such other matters as specified in this Agreement or as otherwise agreed to by the Parties;

(xv) make any such decisions as are expressly allocated to the JSC under this Agreement; and

(xvi) at the request of either Party’s representatives to the JSC, conduct ad hoc meetings in addition to the [***] meetings of the JSC as reasonably necessary to coordinate and expedite all decisions made by the JSC.

(e) Sub-Committees and Working Groups. The JSC may establish sub-committees or working groups to interact on a more frequent basis on specific projects and tasks assigned to them by the JSC (e.g., a sub-committee for the Technology Collaboration, a sub-committee for the Product R&D Program and a sub-committee for manufacturing); provided, that the authority of such sub-committees shall not expand beyond the authority of the JSC. Any such sub-committees shall have no decision making authority, but shall make recommendations to the JSC for the JSC’s review and approvals.

(f) Information Sharing. Each Party will share information with the JSC in a timely manner concerning the progress of the Plans and, in any event, at least [***] days prior to each regular [***] meeting of the JSC, and in connection therewith, each Party will provide to the JSC a written report (in electronic form) [***]. In addition, and without limiting the foregoing, Regeneron will share information with the JSC in a timely manner concerning any Additional Evaluation Activities and, in any event, at least [***] days prior to each regular [***] meeting of the JSC, and in connection therewith, Regeneron will provide to the JSC a written report (in electronic form) [***]. In addition, and without limiting the foregoing, with respect to Intellia’s research and development of Intellia Liver Products, Intellia will share information

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with the JSC [***] per Contract Year, up to the point of [***], and, in any event, at least [***] days prior to [***] such [***] meeting of the JSC [***], and in connection therewith, Intellia will provide to the JSC a written report (in electronic form) [***].

2.3 Alliance Management. Within [***] days after the Effective Date, each of Intellia and Regeneron shall appoint a senior representative [***] to act as its alliance manager hereunder, and each Party may replace such person upon notice (which may be via email) to the other Party (each such person, an “Alliance Manager”, and collectively, the “Alliance Managers”). Each Alliance Manager shall be charged with creating and maintaining a collaborative work environment between the Parties. Each Alliance Manager will also be responsible for acting as a single-point of communication for seeking consensus both internally within the respective Party’s organization and with the other Party’s organization, including facilitating review of external corporate communications. The Alliance Managers shall continue to serve in their role until [***].

2.4 Authority. Each Party shall retain the rights, powers and discretion granted to it under this Agreement and each committee under Section 2.2 shall have solely the powers expressly assigned to it in Section 2.2 or elsewhere in this Agreement, and no committee, including the JSC, shall have any power to amend, modify or waive compliance with this Agreement.

ARTICLE 3

TECHNOLOGY COLLABORATION

3.1 Technology Collaboration Plan. The Technology Collaboration shall be conducted in accordance with a Technology Collaboration Plan that will be approved by the JSC. The Technology Collaboration Plan shall set forth the overall strategy and objectives for the Technology Collaboration, as well as each Party’s activities to be conducted under the Technology Collaboration, and an annual budget (based on Quarters) [***] for the Technology Collaboration activities.

(a) Scope. The Parties generally anticipate that the Technology Collaboration Plan will include the following:

[***]

(b) Preparation and Amendment of Plan. Within [***] days (or any extension thereof mutually agreed in writing by the Parties) after the Effective Date, the Parties will jointly prepare the initial Technology Collaboration Plan and present such plan to the JSC for review and approval. Thereafter, either Party may propose at any meeting of the JSC amendments to the Technology Collaboration Plan; provided, that, at a minimum, no later than [***] days prior to the start of a given Contract Year during the Technology Collaboration Term, the Parties shall update the Technology Collaboration Plan and propose a budget (based on Quarters) for the Technology Collaboration for the upcoming Contract Year for the JSC’s review and approval.

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3.2 Technology Collaboration Performance.

(a) Efforts. Each Party shall use Commercially Reasonable Efforts to perform its activities under the Technology Collaboration Plan within the timelines set forth in the Technology Collaboration Plan and to achieve the goals and deliverables set forth in the Technology Collaboration Plan. Each Party will have day-to-day operational control over those activities delegated to such Party in the Technology Collaboration Plan.

(b) Costs. [***]

(c) Reporting. Each Party shall report the progress and results of its activities under the Technology Collaboration Plan to the JSC in accordance with Section 2.2(f). For clarity, all such reports shall be considered the Confidential Information of both Parties.

3.3 Technology Collaboration Term.

(a) Extensions. Regeneron may, by written notice to Intellia given at any time at least [***] months prior to the end of the Technology Collaboration Term, extend the Technology Collaboration Term one-time for an additional twenty-four (24) months, such that it will end on the eighth (8th) anniversary of the Effective Date (rather than the sixth (6th) anniversary of the Effective Date). If Regeneron delivers such written extension notice, then on or prior to the [***], Regeneron shall pay to Intellia twenty-five million dollars ($25,000,000); provided that Intellia has issued to a Regeneron an invoice for such amount (which invoice may be paid at any time on or prior to the [***]).

(b) End of Technology Collaboration. From and after the expiration or termination of the Technology Collaboration Term, (i) no further activities shall be conducted by the Parties under the Technology Collaboration Plan or otherwise with respect to the Technology Collaboration, (ii) the licenses set forth in Section 3.5 shall automatically terminate and (iii) no additional amount shall be payable pursuant to Section3.4(a), if any, other than amounts which had become due and payable prior to the effective date of such expiration or termination and that remain unpaid as of such date.

3.4 Technology Collaboration Funding.

(a) Sharing of Costs. The Parties shall [***] the Plan Costs incurred by each of the Parties in the performance of the Technology Collaboration in accordance with the Technology Collaboration Plan. Such costs shall be reported and paid in accordance with this Section 3.4.

(b) Reporting of Costs. Within [***] days after the end of each Quarter, each Party shall provide the other Party with a detailed, activity-based statement of its Plan Costs incurred in such Quarter for the performance of the Technology Collaboration, [***] (each, a “Technology Plan Cost Report”), in each case to the extent incurred in such Quarter

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(c) Reconciliation. Within [***] days after the end of each Quarter (and subject to Regeneron’s receipt of Intellia’s Technology Plan Cost Report pursuant to Section 3.4(b)), Regeneron will provide Intellia with a written report (the “Technology Cost Reconciliation Report”) setting forth the calculations of aggregate Plan Costs for such Quarter, each Party’s share of such aggregate Plan Costs and the net payment due from one Party to the other Party (subject to Sections 3.4(d) and 3.4(e)). Any undisputed net payment owed from one Party to the other Party in order for the Parties to [***] all such Plan Costs shall be paid within [***] days following receipt of such Technology Cost Reconciliation Report and an invoice therefor (i.e., assuming timely receipt of the Technology Plan Cost Report and the Technology Cost Reconciliation Report, no later than [***] days after the end of the Quarter); provided, that if a Party disputes an amount provided in a Technology Plan Cost Report or Technology Cost Reconciliation Report and such dispute is not resolved within [***] days, then the provisions of Section 9.11 shall apply to resolve such dispute. If requested by Regeneron or Intellia, any invoices [***] shall be promptly provided.

(d) Funding Support Payments and Offsets. In the event that Intellia’s aggregate share of Plan Costs [***] pursuant to this Section 3.4 exceeds the [***] in a given Contract Year, with such pro-ration based upon the number of days in such Contract Year as compared to a full calendar year (the “Annual Technology Cost Cap”), then [***] with respect to any additional Plan Costs that Intellia actually incurs during such Contract Year that exceed the Annual Technology Cost Cap, [***].

(e) Budgets and Overages. Each Party shall use Commercially Reasonable Efforts to ensure that the actual costs associated with the performance of activities allocated to it in the Technology Collaboration Plan for a given Contract Year do not exceed [***] of the budgeted costs allocated to such Party for such Contract Year as set forth in the budget. Costs for the performance of all activities described in the Technology Collaboration Plan that exceed the estimated allocated costs therefor as set forth in the budget by up to [***] shall be referred to herein as the “Permitted Technology Development Overage” and such costs shall be included as Plan Costs. If either Party reasonably believes that the actual costs in relation to its Technology Collaboration activities in a Contract Year will exceed the allocated budget in the Technology Collaboration Plan (plus the Permitted Technology Development Overage) for all such activities during such Contract Year, such Party may request the JSC to review and approve such activities and the costs thereof before undertaking such excess cost. [***]

(f) Recording of Costs; Reports. All Plan Costs pursuant to this Section 3.4 shall be recorded and reported consistent with GAAP, consistently applied. Each Party shall keep records associated with Plan Costs incurred through performance of the Technology Collaboration strictly separate from records associated with Plan Costs incurred through performance of the Regeneron Target Evaluation Programs, Intellia Target Evaluation Programs and Product R&D Programs. Unless otherwise agreed by the JSC, the financial data in the Technology Plan Cost Report will include calculations in local currency and United States Dollars (converted into United States Dollars in accordance with Section 9.9). The JSC shall

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approve the form of any necessary documentation relating to any Plan Cost payments hereunder in connection with the Technology Collaboration so as to afford the Parties appropriate accounting treatment in relation to any of the transactions or payments contemplated hereunder.

3.5 Technology Collaboration License Grants.

(a) Grant by Intellia. Intellia shall grant, and hereby grants, to Regeneron a non-exclusive, worldwide license under the Intellia Intellectual Property solely to perform the activities designated to Regeneron under the Technology Collaboration Plan during the Technology Collaboration Term. Regeneron may sublicense the license granted under this Section 3.5(a) (i) only in accordance with Section 7.2(c) and as necessary to enable permitted subcontractors under, and in accordance with, Section 7.2(b) to perform certain of Regeneron’s obligations under the Technology Collaboration Plan and (ii) subject to obtaining Intellia’s prior written consent, which consent will not be unreasonably withheld, conditioned or delayed, and which consent will be deemed to have already been granted to the extent such subcontracted activity (including the identity of the subcontractor) is specified in the Technology Collaboration Plan.

(b) Grant by Regeneron. Regeneron shall grant, and hereby grants, to Intellia a non-exclusive, worldwide license under Regeneron Product Inventions, Regeneron Materials Improvements and that portion of the Regeneron Contributed IP that is Technology Collaboration Contributed Technology solely to perform the activities designated to Intellia under the Technology Collaboration Plan during the Technology Collaboration Term. Intellia may sublicense the license granted under this Section 3.5(b) (i) only in accordance with Section 7.2(c) and as necessary to enable permitted subcontractors under, and in accordance with, Section 7.2(b) to perform certain of Intellia’s obligations under the Technology Collaboration Plan and (ii) subject to obtaining Regeneron’s prior written consent, which consent will not be unreasonably withheld, conditioned or delayed, and which consent will be deemed to have already been granted to the extent such subcontracted activity (including the identity of the subcontractor) is specified in the Technology Collaboration Plan.

(c) Third Party Payments. If a Party (or any of its Affiliates) would owe any payments (including royalties, milestones or other amounts) for the use of any Intellectual Property it contributes to, or licenses in connection with, the Technology Collaboration, then any and all such payments shall be paid by such Party and shall not be considered Plan Costs.

3.6 Freedom to Operate License Grant by Regeneron. Subject to the terms and conditions of this Agreement (including Section 6.3 and Section 12.7), Regeneron shall grant, and hereby grants, to Intellia a non-exclusive, worldwide, sublicensable through multiple tiers (in accordance with Section 7.2(c)), provided that such sublicense shall not require the prior written consent of Regeneron), royalty-free and fully paid-up (subject to Section 7.12) license under the Regeneron FTO IP solely to the extent necessary (and with respect to any Patent Rights within the Regeneron FTO IP, on a claim-by-claim basis) to use, practice and otherwise exploit the applicable [***] Invention (and any improvements or derivatives but then, for clarity, only for

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the practice of such original [***] Invention or such improvements or derivatives of such original [***] Invention and not any other technology or use) for the research, development, making, having made, using, selling, offering for sale and importing of CPs and products or services incorporating or based upon such CPs (but excluding, for clarity, Regeneron Products).

ARTICLE 4

TARGET NOMINATION, SELECTION AND PROGRAMS

4.1 [***]; Regeneron Liver Target Pool and Intellia Liver Targets. The Parties intend to create a pool of Liver Targets that are not Intellia Liver Targets from which Regeneron shall have the right to select Liver Targets as Regeneron Targets in accordance with Section 4.2 (such pool being referred to in this Agreement as the “Liver Target Pool” and each Liver Target that is a member of the Liver Target Pool, a “Regeneron Evaluation Target”). In addition, the Parties also intend to allow Intellia to select Liver Targets to be included as Intellia Liver Targets in accordance with this Section 4.1 for (i) possible inclusion under the Intellia Target Evaluation Program pursuant to Section 4.1(a)(v) and (ii) development by Intellia pursuant to Section 5.1(a).

(a) Nomination of Intellia Liver Targets and Regeneron Evaluation Targets. [***]. During the period commencing on the Effective Date until the sixth (6th) anniversary of the Effective Date (or the eighth (8th) anniversary of the Effective Date in the event that the Regeneron elects to extend the Technology Collaboration Term pursuant to Section 3.3(a) (the “Target Draft Period”), the Parties will conduct a draft process [***], as further contemplated by Section 4.1(a)(i) below, through which Available Liver Targets are nominated as Regeneron Evaluation Targets or Intellia Liver Targets (each, a “Draft”). Each Draft will be conducted by telephone, video-conference or in person as determined by the Co-Chairpersons of the JSC and under the oversight of the JSC. Decisions of the JSC in relation to any Draft matter will be made by mutual agreement of both Parties’ JSC representatives.

(i) Draft Process.

[***]

(ii) Size of Liver Target Pool.

(1) During the Target Draft Period, there may be up to [***] Regeneron Evaluation Targets in the Liver Target Pool at any given time [***] (such maximum number of Regeneron Evaluation Targets that may be included in the Liver Target Pool at any given time under this Section 4.1(a)(ii)(1), the “Periodic Liver Target Pool Cap”).

(2) No more than an aggregate total of [***] Regeneron Evaluation Targets may ever be included in the Liver Target Pool within the Target Draft Period (the “Aggregate Liver Target Pool Cap”).

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(iii) Regeneron Target Evaluation Program.

(1) Regeneron Target Evaluation Programs. The Parties’ objective under each Regeneron Target Evaluation Program is to enable Regeneron to evaluate the Regeneron Evaluation Target as a candidate for potential selection as a Regeneron Target under this [***], to aid in Regeneron’s evaluation of the applicable Regeneron Evaluation Target as a candidate for potential selection as a Regeneron Target under this Agreement. Each Regeneron Target Evaluation Program for a Regeneron Evaluation Target shall be conducted in accordance with a Regeneron Target Evaluation Plan for such Regeneron Evaluation Target that will be prepared and approved in accordance with Section 4.1(a)(iii)(2) and which will be consistent with the activities and costs outlined in Schedule 1.119. The Regeneron Target Evaluation Plan shall set forth (A) the overall strategy and objectives for the Regeneron Target Evaluation Program for such Regeneron Evaluation Target, including technical requirements and specifications of Intellia deliverables, (B) each Party’s specific activities to be conducted under such Regeneron Target Evaluation Plan, and (C) an annual budget (based on Quarters) [***] for the Regeneron Target Evaluation Program activities.

(2) Preparation and Amendment of Plan. Within [***] days (or such extension thereof mutually agreed in writing by the Parties) after a given Liver Target becomes a Regeneron Evaluation Target pursuant to this Agreement, the Parties will jointly prepare the initial Regeneron Target Evaluation Plan for such Regeneron Evaluation Target and present such plan to the JSC for review and approval [***]. Thereafter, during the applicable Contract Year, either Party may propose at any meeting of the JSC amendments to the Regeneron Target Evaluation Plan for such Regeneron Evaluation Target; provided, that, at a minimum, no later than [***] days prior to the start of a given Contract Year during which Regeneron Target Evaluation Program activities will continue to be conducted for a given Regeneron Evaluation Target, Regeneron (with input from Intellia) shall propose an updated Regeneron Target Evaluation Plan and corresponding updated budget for such Regeneron Target Evaluation Program for the upcoming Contract Year for the JSC’s review and approval; provided, however, that if the JSC does not approve such Regeneron Target Evaluation Plan and budget for such upcoming Contract Year, then the dispute shall be resolved in accordance with Section 2.2(b).

(3) Regeneron Target Evaluation Program Performance.

(a) Efforts. Each Party shall use Commercially Reasonable Efforts, during the Regeneron Target Evaluation Program Term for a given Regeneron Evaluation Target, to perform the activities allocated to such Party under the Regeneron Target Evaluation Plans within the timelines set forth in the Regeneron Target Evaluation Plans and to achieve the goals and deliverables set forth in the Regeneron Target Evaluation Plans. Each Party will have day-to-day operational control over those activities delegated to it in the Regeneron Target Evaluation Plan. [***] In all cases, if requested by Regeneron, Intellia shall use Commercially Reasonable Efforts to assist Regeneron with the performance of Regeneron’s activities under the Regeneron Target Evaluation Plan, including the transition of such activities to Regeneron[***].

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(b) Additional Regeneron Target Evaluation Activities by Regeneron. Without limiting the activities to be performed under the Regeneron Target Evaluation Plan, Regeneron shall have the right to conduct additional activities, including research activities, in its discretion and at its cost, solely to evaluate the Regeneron Evaluation Targets as a candidate for potential selection as a Regeneron Target under this Agreement (the “Additional Evaluation Activities”), even if such activities are not included in the Regeneron Target Evaluation Plan, provided that any such Additional Evaluations Activities conducted or to be conducted by or on behalf of Regeneron shall be reported to the JSC as set forth in Section 2.2(f).

(c) Regeneron Target Evaluation License Grant by Intellia. Without limitation to the licenses granted pursuant to Section 6.3, Intellia shall grant, and hereby grants, to Regeneron a non-exclusive, worldwide license under the Intellia Intellectual Property solely to the extent necessary to perform the activities designated to Regeneron under each Regeneron Target Evaluation Plan during the applicable Regeneron Target Evaluation Program Term and to perform the Additional Evaluation Activities for a given Regeneron Evaluation Target during the applicable Regeneron Target Evaluation Program Term. Regeneron may sublicense the license granted under this Section 4.1(a)(iii)(3)(c) only in accordance with Section 7.2(c) and only as necessary to enable permitted subcontractors under, and in accordance with, Section 7.2(b) (i) to perform certain of Regeneron’s obligations under the applicable Regeneron Target Evaluation Plan or (ii) to perform the Additional Evaluation Activities.

(d) Regeneron Target Evaluation License Grant by Regeneron. Regeneron shall grant, and hereby grants, to Intellia a non-exclusive, worldwide license under that portion of the Regeneron Contributed IP that is Regeneron Target Evaluation Program Contributed Technology, Regeneron Product Inventions, and Regeneron Materials Improvements, solely to the extent necessary to perform the activities designated to Intellia under each Regeneron Target Evaluation Plan during the applicable Regeneron Target Evaluation Program Term. Intellia may sublicense the license granted under this Section 4.1(a)(iii)(3)(d) only in accordance with Section 7.2(c) and only as necessary to enable permitted subcontractors under, and in accordance with, Section 7.2(b) to perform certain of Intellia’s obligations under the applicable Regeneron Target Evaluation Plan.

(e) Costs. Intellia Allocated Regeneron Target Evaluation Plan Costs and Regeneron Allocated Regeneron Target Evaluation Plan Costs incurred in the conduct of the Regeneron Target Evaluation Program will be borne by Intellia and Regeneron, respectively, and paid in accordance with Section 4.5 to the extent applicable.

(f) Reporting. Each Party shall report the progress and results of its activities under any Regeneron Target Evaluation Plan to the JSC in accordance with Section 2.2(f). For clarity, all Materials and Intellectual Property contained or referenced therein shall be subject to the ownership provisions of this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(g) Termination of a Regeneron Target Evaluation Program Term for a Given Regeneron Evaluation Target. In the event of an early termination of a Regeneron Target Evaluation Program by way of written notice from Regeneron to Intellia [***], Regeneron shall promptly pay to Intellia for all Regeneron Allocated Regeneron Target Evaluation Plan Costs, if any, accrued by or owed to Intellia with respect to such terminated Regeneron Target Evaluation Program as of the effective date of such expiration or termination, including all applicable non-cancelable financial commitments made by Intellia to Third Parties prior to Regeneron’s notice of termination that were in accordance with the then-current Regeneron Target Evaluation Plan [***].

(h) Third Party Payments. Subject to Section 7.3 and Section 7.12 and the allocation of the applicable Third Party payments described therein, if a Party (or any of its Affiliates) would owe any payments (including royalties, milestones or other amounts) for the use of any Intellectual Property it contributes to, or licenses in connection with, the Regeneron Target Evaluation Program, then any and all such payments shall be paid by such Party and not included in Plan Costs.

(iv) Removal of Regeneron Evaluation Targets from the Liver Target Pool.

(1) At any time during the Target Selection Period, Regeneron may select any Regeneron Evaluation Target from the Liver Target Pool as a Regeneron Target in accordance with Section 4.2, and in such case, such Regeneron Evaluation Target shall no longer be included in the Liver Target Pool. In addition, at any time during the Target Selection Period, Regeneron may notify Intellia in writing that it is removing a given Regeneron Evaluation Target from the Liver Target Pool, and in such case, such Regeneron Evaluation Target shall no longer be included in the Liver Target Pool [***] and Drafted Expired Target. In addition, after the end of Target Selection Period [***], (A) any Regeneron Evaluation Target that is, at such time, not selected as Regeneron Target shall become a Drafted Expired Target and (B) any then current [***] Drafted Expired Targets shall continue to be a Drafted Expired Target [***].

(2) If Regeneron does not select a given Regeneron Evaluation Target as a Regeneron Target within [***] days after Regeneron determines that such Regeneron Evaluation Target qualifies as a Lead Candidate, then such Regeneron Evaluation Target shall no longer be included in the Liver Target Pool and shall become a Declined Target.

(3) If Regeneron does not select a given Regeneron Evaluation Target as a Regeneron Target within [***] shall thereafter constitute [***] a Drafted Expired Target.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(4) If Regeneron seeks to [***] shall automatically constitute [***] a Drafted Expired Target.

(5) As used in this Agreement, “Drafted Expired Target” shall mean each Regeneron Evaluation Target that is specifically designated as, or specifically becomes, a Drafted Expired Target pursuant to Section 4.1(a)(iv)(1), 4.1(a)(iv)(3) or 4.1(a)(iv)(4). If a given Drafted Expired Target ever subsequently becomes an Intellia Liver Target or a Regeneron Evaluation Target through the draft process under Section 4.1(a)(i) then it shall cease to be a Drafted Expired Target.

(v) Intellia Target Evaluation Program.

(1) Intellia Target Evaluation Programs. During the Target Selection Period [***], Intellia shall have the right, upon written notice to Regeneron, to select Intellia Liver Targets for inclusion in the Intellia Target Evaluation Program; provided, however that Intellia shall not be entitled to select more than [***] Intellia Liver Targets for inclusion in the Intellia Target Evaluation Programs [***] (each such Intellia Liver Target included in an Intellia Target Evaluation Program, an “Intellia Evaluation Target”); provided that, notwithstanding anything to the contrary contained herein, there shall be no more than [***] Intellia Target Evaluation Programs at any given time. The Parties’ objective under each Intellia Target Evaluation Program is to have Regeneron perform certain specific activities to be agreed to by the Parties and specified in the applicable Intellia Target Evaluation Plan as set forth in Section 4.1(a)(v)(2) [***]. Each Intellia Target Evaluation Program for an Intellia Evaluation Target shall be conducted in accordance with an Intellia Target Evaluation Plan for such Intellia Evaluation Target that will be prepared and approved in accordance with Section 4.1(a)(v)(2). For clarity, not all Intellia Liver Targets will be included under an Intellia Target Evaluation Program.

(2) Preparation and Amendment of Plan. Within [***] days (or such extension thereof mutually agreed in writing by the Parties) after Intellia selects a given Intellia Liver Target as an Intellia Evaluation Target pursuant to Section 4.1(a)(v)(1), the Parties will discuss (x) relevant mouse model for the applicable Intellia Evaluation Target and (y) up to three (3) queries that can reasonably be performed by Regeneron on existing and available genotypes/data in the Regeneron Genomics Center with respect to the Intellia Evaluation Target [***].

(3) Intellia Target Evaluation Program Performance.

(a) Efforts. Regeneron shall use Commercially Reasonable Efforts, during the Intellia Target Evaluation Program Term for a given Intellia Evaluation Target, to perform the activities allocated to Regeneron under the Intellia Target Evaluation Plans. Regeneron will have day-to-day operational control over those activities delegated to it in the Intellia Target Evaluation Plan. [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b) Intellia Target Evaluation License Grant by Intellia. Without limitation to the licenses granted pursuant to Section 6.3, Intellia shall grant, and hereby grants, to Regeneron a non-exclusive, worldwide license under the Intellia Intellectual Property solely to the extent necessary to perform the activities designated to Regeneron under each Intellia Target Evaluation Plan during the applicable Intellia Target Evaluation Program Term. Regeneron may sublicense the license granted under this Section 4.1(a)(v)(3)(b) only in accordance with Section 7.2(c) and only as necessary to enable permitted subcontractors under, and in accordance with, Section 7.2(b) to perform certain of Regeneron’s obligations under the applicable Intellia Target Evaluation Plan.

(c) Intellia Target Evaluation License Grant by Regeneron. With respect to the Intellia Evaluation Target under a given Intellia Target Evaluation Program, Regeneron shall grant, and hereby grants, to Intellia a non-exclusive, worldwide, sublicensable through multiple tiers (in accordance with Section 7.2(c)) license under Regeneron’s interest in any Regeneron Mice models (to the extent Controlled by Regeneron) used in, [***] such Intellia Target Evaluation Program to research, develop, make, have made, use, sell, offer for sale and import Intellia Liver Products Directed to such Intellia Evaluation Target for any and all uses in the Field.

(d) Costs. Costs incurred in the conduct of the Intellia Target Evaluation Program will be borne [***].

(e) Reporting. Each Party shall report the progress and results of its activities under any Intellia Target Evaluation Plan to the JSC in accordance with Section 2.2(f). For clarity, all Materials and Intellectual Property contained or referenced therein shall be subject to the ownership provisions of this Agreement.

(f) Third Party Payments. Subject to Section 7.12 and the allocation of the applicable Third Party payments described therein, if a Party (or any of its Affiliates) would owe any payments (including royalties, milestones or other amounts) for the use of any Intellectual Property it contributes to, or licenses in connection with, the Intellia Target Evaluation Program, then any and all such payments shall be paid by [***].

[***]

4.2 Selection of Regeneron Targets. Regeneron will have the right, from time to time in accordance with this Section 4.2, to select up to ten (10) Targets at any given time (the “Regeneron Target Cap”) to become Regeneron Targets; provided, that (a) if Regeneron desires to select a given Liver Target as a Regeneron Target, Regeneron may only select Liver Targets from the Liver Target Pool as Regeneron Targets, and (b) [***] no more than five (5) of such Targets at any given time under Product R&D Programs may be Non-Liver Targets, [***] Notwithstanding the foregoing, the Parties agree and acknowledge that the Regeneron Target Cap is subject to increase pursuant to Section 4.2(c). Upon selection of a Regeneron Target by Regeneron pursuant to this Section 4.2, such Regeneron Target shall be included in the Product R&D Program and Regeneron Products will be developed for such Regeneron Target (on a Regeneron Target-by-Regeneron Target basis) under a Product R&D Plan for such Regeneron Target (which Product R&D Plan shall be prepared in accordance with Section 4.3(d)). [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(a) Nomination and Selection of Regeneron Targets.

(i) Subject to the Regeneron Target Cap and associated payment of any replacement fees required pursuant to Section 4.2(b) below, as applicable, at any time during the period from the Effective Date (x) for Regeneron Liver Targets (i.e., in the case of clause (A) below), until [***] the Target Draft Period and (y) for Non-Liver Targets (i.e., in the case of clause (B) below), until [***] the Target Draft Period (as applicable, the “Target Selection Period”), and without limiting Regeneron’s substitution rights under Section 4.2(b), Regeneron may nominate as Regeneron Targets (A) any Regeneron Evaluation Target from the Liver Target Pool [***] or (B) any Non-Liver Target, in either case by providing written notice thereof to Intellia (the “Target Selection Notice”). [***]

(1) Liver Targets. Any Regeneron Evaluation Target identified for selection in a Target Selection Notice shall immediately become a Regeneron Target.

(2) Non-Liver Targets.

(a) If a Target Selection Notice identifies a Non-Liver Target for selection then, provided such nominated Non-Liver Target is not an Unavailable Target, within [***] days of providing such notice, the Parties will meet to discuss or discuss via teleconference, as agreed by the Parties, the suitability of such nominated Non-Liver Target for future development of CPs (the “Non-Liver Target Nomination Meeting”) [***]. Within [***] days after such meeting, Regeneron will provide notice to Intellia indicating whether it desires to include such Non-Liver Target as a Regeneron Target [***]. If Regeneron does not provide notice indicating that it desires to include any such Non-Liver Target as a Regeneron Target within such [***] day period, then Regeneron will be deemed to have determined to not include such Non-Liver Target as a Regeneron Target and such Non-Liver Target shall not be a Regeneron Target.

(b) In the event that a Non-Liver Target is an Unavailable Target, Intellia shall provide written notice to Regeneron indicating such status within [***] days of receiving such nomination from Regeneron. In the event that Regeneron desires to challenge such status, it shall provide notice thereof to Intellia within [***] days of Regeneron receiving such notice from [***]. If such Non-Liver Target is determined to not be an Unavailable Target [***] such Non-Liver Target shall become a Regeneron Target. [***]

(c) In the event that Regeneron nominates a Non-Liver Target pursuant to Section 4.2 and such Non-Liver Target is not an Unavailable Target, but Intellia has already granted a non-exclusive license or an option to obtain a non-exclusive license with respect to such Target, then Intellia shall disclose the same to Regeneron, including the terms and conditions applicable to such license or option, and Regeneron’s rights hereunder with

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respect to such Non-Liver Target would be subject to such terms and conditions (for so long as such terms and conditions remain in full force and effect) should Regeneron select such Target as a Regeneron Target.

(b) Replacement of Regeneron Target by Regeneron. At any time during the Target Selection Period, Regeneron may notify Intellia in writing if it desires to (i) replace a given Regeneron Target with a Regeneron Evaluation Target from the Liver Target Pool and in such case the original Regeneron Target shall no longer be a Regeneron Target and shall thereafter constitute a Declined Target for purposes of this Agreement, and the new Liver Target selected by Regeneron shall thereafter be a Regeneron Target hereunder and/or (ii) replace a given Regeneron Target with a Non-Liver Target (in which case, the procedures set forth in Section 4.2(a)(i)(2) shall apply) and in such case, if the new Non-Liver Target replaces and becomes a Regeneron Target in accordance with the procedures set forth in Section 4.2(a)(i)(2) then the original Regeneron Target shall no longer be a Regeneron Target and shall thereafter constitute a Declined Target for purposes of this Agreement, and the new Non-Liver Target selected by Regeneron shall thereafter be a Regeneron Target hereunder. Notwithstanding the foregoing, Regeneron shall not have the right to replace a given Regeneron Target pursuant to this Section 4.2(b) if an IND for a Regeneron Product Directed to such Regeneron Target has been filed. For each such substituted Liver Target that becomes a Regeneron Target pursuant to this Section 4.2(b) (i.e., the new Regeneron Target is a Liver Target, regardless of the type of Target that is being replaced by such new Regeneron Target), Regeneron shall pay [***] to Intellia, and for each such substituted Non-Liver Target that becomes a Regeneron Target pursuant to this Section 4.2(b) (i.e., the new Regeneron Target is a Non-Liver Target, regardless of the type of Target that is being replaced by such new Regeneron Target), Regeneron shall pay [***] to Intellia, which payments shall be payable by Regeneron within [***] days following Regeneron’s selection of such new Regeneron Target. Regeneron shall have the right to replace (i.e., select as a new Regeneron Target) up to (x) a maximum of [***] Liver Targets pursuant to this Section 4.2(b) and (y) a maximum of [***] Non-Liver Targets pursuant to this Section 4.2(b). In the event that Regeneron replaces a given Regeneron Target pursuant to this Section 4.2(b), then the Parties shall as promptly as practicable wind-down all activities under the Product R&D Plan for such replaced Regeneron Target. [***]

(c) Regeneron Target Cap Increase. In the event that [***], the Regeneron Target Cap shall be increased to [***] for purposes of this Agreement and Regeneron shall have the right to select additional Targets in accordance with this Section 4.2 up to such increased Regeneron Target Cap. In the event that the Regeneron Target Cap is increased [***], Intellia shall be awarded the right to exercise an Intellia Option [***].

4.3 Target Profiles and Product R&D Programs/Plans.

(a) Target Product Profile. Following a Target becoming a Regeneron Target pursuant to Section 4.2, Regeneron will provide Intellia with a desired product profile and technical specifications (each, a “Target Profile”). Such Target Profile shall be discussed at the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

JSC and the JSC shall agree on a final Target Profile for such Regeneron Target. Either Party may propose amendments to any given Target Profile to the JSC and, for clarity, decision-making with respect to the initial Target Profile or any such amendments shall be in accordance with Section 2.2(b).

(b) Product R&D Program. The Parties’ objective under each Product R&D Program is to discover, research, conduct preclinical development (including manufacturing process development and certain other manufacturing activities), and obtain IND Acceptance for Regeneron Products that are Directed to the applicable Regeneron Target to enable further development and commercialization by Regeneron. Once the Target Profile is approved by the JSC with respect to a given Regeneron Target, the Product R&D Program for such Regeneron Target shall be conducted in accordance with a Product R&D Plan for such Regeneron Target that will be prepared and approved in accordance with Section 4.3(d). The Product R&D Plan shall set forth the overall strategy and objectives for the Product R&D Program for such Regeneron Target, as well as each Party’s specific activities to be conducted under such Product R&D Plan, and shall also include an annual budget (based on Quarters) [***] for the Product R&D Program activities. Unless otherwise set forth in a given Product R&D Plan or otherwise determined by the JSC, Intellia shall have primary responsibility for performance of the following components of the Product R&D Plan activities: [***]. The JSC shall allocate additional responsibilities in accordance with the Parties’ respective capabilities and capacity; provided, however, that at the determination of Regeneron, Regeneron may [***] terminate the Product R&D Program for such Regeneron Target pursuant to Section 4.4(e)(i) such that Regeneron shall have responsibility for the performance of some or all such activities as determined by Regeneron.

(c) Scope. The Parties generally anticipate that each Product R&D Plan will include, and designate the Party primarily responsible for, the following activities:

(i) Identification, research, development, optimization and validation of a Lead Candidate that is Directed to the Regeneron Target that is the subject of such Product R&D Plan and that meets the Target Profile;

(ii) Conducting in-vitro and initial in-vivo experiments to screen and identify optimal guide RNAs, Cas9 or other endonuclease elements, and delivery systems and vectors;

(iii) Identification, development, optimization and validation of back-up and next generation Regeneron Products that are Directed to such Regeneron Target;

(iv) Developing an initial manufacturing process that would be suitable for scale up for production of GMP materials for toxicology studies and Phase I Trials; and

(v) Following Regeneron’s designation of a Lead Candidate that is Directed to such Regeneron Target, conducting the preclinical studies (e.g., GLP toxicity studies) and GMP manufacturing needed to support an IND for a Regeneron Product that is Directed to such Regeneron Target.

(d) Preparation and Amendment of Plan. Within [***] days (or such extension thereof mutually agreed in writing by the Parties) after a given Target becomes a Regeneron Target pursuant to this Agreement, the Parties will jointly prepare the initial Product R&D Plan for such Regeneron Target and present such plan to the JSC for review and approval [***]. Thereafter, during the applicable Contract Year, either Party may propose at any meeting of the JSC amendments to the Product R&D Plan for such Regeneron Target; provided, that, at a minimum, no later than [***] days prior to the start of a given Contract Year during which Product R&D Program activities will continue to be conducted for a given Regeneron Target, Regeneron (with input from Intellia) shall propose an updated Product R&D Plan and corresponding updated budget for such Product R&D Program for the upcoming Contract Year for the JSC’s review and approval; provided, however, that if the JSC does not approve such Product R&D Plan or budget for such upcoming Contract Year, then the dispute shall be resolved in accordance with Section 2.2(b).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.4 Product R&D Program Performance.

(a) Efforts. Each Party shall use Commercially Reasonable Efforts to perform the activities allocated to such Party under the Product R&D Plans within the timelines set forth in the Product R&D Plans and to achieve the goals and deliverables set forth in the Product R&D Plans, including using Commercially Reasonable Efforts to generate a Lead Candidate that meets the Target Profile for each Regeneron Target in accordance with the Product R&D Plans. Each Party will have day-to-day operational control over those activities delegated to it in the Product R&D Plan. In all cases, if requested by Regeneron, Intellia shall use Commercially Reasonable Efforts to assist Regeneron with the performance of activities under the Product R&D Plan, including the transition of such activities to Regeneron [***].

(b) Costs. Costs incurred in the conduct of the Product R&D Program will be borne in accordance with Section 4.5.

(c) Reporting. Each Party shall report the progress and results of its activities under any Product R&D Plan to the JSC in accordance with Section 2.2(f). For clarity, all such reports shall be considered the Confidential Information of Regeneron, provided that all Materials and Intellectual Property contained or referenced therein shall be subject to the ownership provisions of this Agreement.

(d) Initial IND Acceptance. Without limiting the first sentence of Section 4.4(a), subject to JSC input on the overall regulatory strategy for the initial IND filing for a given Regeneron Product under a Product R&D Program, Regeneron shall have primary responsibility with respect to submitting, and shall use Commercially Reasonable Efforts to submit, Regulatory Filings necessary to achieve initial IND Acceptance for a Regeneron Product. Regeneron shall be responsible for all communications with Regulatory Authorities in connection therewith, with Intellia’s support and input [***], which support and input shall be provided by Intellia upon reasonable request by Regeneron [***]. At the written request of Intellia, for so long as the Product R&D Program is continuing with respect to a given Regeneron Target, Regeneron shall, subject to Applicable Law, use Commercially Reasonable Efforts to include Intellia as an observer in material meetings with Regulatory Authorities for the initial IND filing for a given Regeneron Product Directed to such Regeneron Target.

(e) Expiration or Termination of Product R&D Program Term for a Given Regeneron Target.

(i) Regeneron may elect to assume all responsibilities under a Product R&D Program and terminate the Product R&D Program associated with given Regeneron Target [***] by notifying Intellia in writing; provided that Regeneron gives Intellia at least [***] months prior written notice of such termination. [***] In the event of any such Product R&D Program termination [***], Regeneron shall promptly pay Intellia [***] all Plan Cost amounts accrued by or owed to Intellia with respect to such terminated Product R&D Program as of the effective date of such termination [***].

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(ii) Without limiting, and in addition to, Section 7.11, as soon as reasonably practicable following the end of the Product R&D Program for a given Regeneron Target (but in all cases within [***] days thereafter), Intellia shall [***].

(iii) From and after the termination of a given Product R&D Program, or expiration of a given Product R&D Program Term, (x) no further activities shall be conducted under such Product R&D Program (and the licenses set forth in Section 4.6 shall terminate), (y) the further development of Regeneron Products that are Directed to the applicable Regeneron Target shall be at the sole discretion of Regeneron (and shall no longer be subject to a Product R&D Plan), subject to the terms and conditions of this Agreement, and (z) for so long as Regeneron or its Affiliate continues to research and develop Regeneron Products Directed to such Regeneron Target that is the subject of the terminated Product R&D Program, Regeneron shall, subject to Applicable Law, use Commercially Reasonable Efforts to include Intellia as an observer in material meetings with Regulatory Authorities for the initial IND filing for the first Regeneron Product Directed to a Regeneron Target, as well as, all discussions and meetings with such Regulatory Authorities [***] for applicable Regeneron Products. For clarity, the termination of a given Product R&D Program, or expiration of a given Product R&D Program Term, shall not affect Regeneron’s obligations to provide updates regarding such Product R&D Program under Section 2.2(f) or affect any other Product R&D Program.

4.5 Program Funding.

(a) Regeneron Responsibility for Costs. Regeneron shall be responsible for [***] Regeneron Allocated Regeneron Target Evaluation Plan Costs, in accordance with, and subject to, the remainder of this Section 4.5.

(b) Reporting and Payment of Costs.

(i) Within [***] days after the end of each Quarter, Intellia shall provide Regeneron with a detailed, activity-based statement of its Plan Costs incurred in such Quarter for the performance of the Product R&D Program and Regeneron Target Evaluation Program [***] (each, a “Intellia Cost Report”). Subject to Section 4.5(c), Regeneron shall make payment of Plan Costs that are [***] are Regeneron Allocated Regeneron Target Evaluation Plan Costs to Intellia within [***] days following receipt of such Intellia Cost Report, and an invoice therefor (i.e., assuming timely receipt of the Intellia Cost Report, no later than [***] days after the end of the Quarter).

(ii) If requested by Regeneron, any invoices [***] shall be promptly provided.

(c) Budgets and Overages. Intellia shall use Commercially Reasonable Efforts to ensure that the actual costs associated with the performance of activities allocated to it in a Product R&D Plan for a given Contract Year do not exceed [***] of the budgeted costs for such activities for such Contract Year as set forth in the budget in such Product R&D Plan.

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Costs for the performance of all activities described in a Product R&D Plan that exceed the estimated allocated costs therefor as set forth in the budget by up to [***] shall be referred to herein as the “Permitted Target Development Overage”, and such costs shall be included as Plan Costs. If Intellia believes that the actual costs in relation to its Product R&D Program activities during a Contract Year will exceed the allocated budget (plus the Permitted Target Development Overage, as applicable) for all such activities during such Contract Year, Intellia may request the JSC to review and approve such activities and the costs thereof before undertaking such excess cost. [***]

[***]

(d) Recording of Costs; Reports. All Plan Costs pursuant to this Section 4.5 shall be recorded and reported consistent with GAAP, consistently applied. Each Party shall keep records associated with Plan Costs incurred through performance of the Product R&D Programs and Regeneron Target Evaluation Plan strictly separate from records associated with Plan Costs incurred through performance of the Intellia Target Evaluation Programs and the Technology Collaboration. Unless otherwise agreed by the JSC, the financial data in the reports will include calculations in local currency and United States Dollars (converted into United States Dollars in accordance with Section 9.9). The JSC shall approve the form of any necessary documentation relating to any Plan Cost payments hereunder in connection with the Product R&D Programs and Regeneron Evaluation Target Programs so as to afford the Parties appropriate accounting treatment in relation to any of the transactions or payments contemplated hereunder.

4.6 Product R&D Program Licenses.

(a) Without limitation to the licenses granted pursuant to Section 6.3, Intellia shall grant, and hereby grants, to Regeneron a non-exclusive, worldwide, sublicensable license under the Intellia Intellectual Property (i) solely to perform the activities designated to be performed by Regeneron under applicable Product R&D Plan and (ii) solely to conduct research to evaluate potential Targets for nomination and selection as Regeneron Targets pursuant to Section 4.2 with respect to Non-Liver Targets, in the case of (i) until the expiration or termination of the applicable Product R&D Program Term, and in the case of (ii) until the expiration or termination of the Target Selection Period.

(b) Regeneron shall grant, and hereby grants, to Intellia a non-exclusive worldwide license under the Regeneron Product Inventions, Regeneron Materials Improvements and that portion of the Regeneron Contributed IP that is Product R&D Program Contributed Technology solely to perform the activities designated to be performed by Intellia under the applicable Product R&D Plan until the expiration or termination of the applicable Product R&D Program Term. Intellia may sublicense the license granted under this Section 4.6(b), (x) only in accordance with Section 7.2(c) and as necessary to enable permitted subcontractors under and in accordance with, Section 7.2(b) to perform certain of Intellia’s obligations under an applicable Product R&D Plan and (y) subject in all cases to obtaining Regeneron’s prior written consent, which consent will not be unreasonably withheld, conditioned or delayed, and which consent will be deemed to have already been granted to the extent such subcontracted activity (including the identity of the subcontractor) is included in the applicable Product R&D Plan.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.7 Discussion of Additional License. Without limiting the rights and licenses expressly granted by Regeneron to Intellia under this Agreement, in the event that Intellia desires to obtain any additional licenses to Regeneron Contributed IP, Regeneron Materials and/or Regeneron Materials Improvements for use outside of the Technology Collaboration, a Regeneron Target Evaluation Program or Product R&D Program, then, at the reasonable written request of Intellia, and provided that such additional license does not include the Regeneron Products, the Parties shall discuss the terms and conditions under which such license may be so granted, and in the event that Parties agree on such terms and conditions, the Parties may negotiate a separate license agreement (or an amendment to this Agreement, as applicable) for such additional license. [***]

ARTICLE 5

CO-DEVELOPMENT AND CO-COMMERCIALIZATION OPTIONS

5.1 Intellia Liver Targets; Intellia Reserved Liver Targets.

(a) Research and Development of Intellia Liver Products; Intellia Reserved Liver Products.

(i) Subject to Section 5.1(a)(ii), Intellia may conduct research and development of Intellia Liver Products in its sole discretion, and Intellia shall be responsible for all costs related to such activities (except for Regeneron’s activities under an Intellia Target Evaluation Plan and as set forth in Section 5.1(e) following the execution of a Co-Co Agreement). All research and development activities with respect to Intellia Liver Products, will be conducted in compliance with Applicable Laws, including Good Practices (as applicable). Decisions with respect to any [***] corrective action related to any Intellia Liver Product shall be made by Intellia (except as such decision making authority may be modified following the execution of a Co-Co Agreement), provided that in the event any such [***] corrective action would reasonably be expected to have a material adverse impact on Regeneron’s or its Affiliates’ development, manufacture and/or commercialization of Regeneron Products in the Field, then Intellia will discuss such decision with Regeneron. [***]

(ii) With respect to each Intellia Liver Target selected by Intellia pursuant to Section 4.1(a), during the Option Period, Intellia agrees to use Commercially Reasonable Efforts to conduct research and development with respect to Intellia Liver Products Directed to each such Intellia Liver Target [***]. If at any time during the Target Draft Period Intellia is no longer utilizing such Commercially Reasonable Efforts to research and develop Intellia Liver Products Directed to a given Intellia Liver Target, then, such Intellia Liver Target shall no longer be an Intellia Liver Target [***] and Intellia shall provide prompt written notice thereof to Regeneron, and thereafter, the Parties shall be free to nominate such Liver Target for a Draft in accordance with Section 4.1(a). Intellia will provide [***] updates to the JSC in respect of such Intellia Liver Targets researched and developed as contemplated by this Section 5.1(a)(ii). [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(iii) If, at any period during the Target Selection Period, a sufficient number of Intellia Reserved Liver Targets have become [***] Targets such that Intellia and its Affiliates, either alone or with a Third Party, are using Commercially Reasonable Efforts to research or develop less than a combined aggregate of [***] Intellia Reserved Liver Targets and Declined Targets, Intellia shall have the right, upon written notice to Regeneron, to elect to change Intellia Liver Target(s) to Intellia Reserved Liver Target(s) such that Intellia and its Affiliates, either alone or with a Third Party, may then research or develop a combined aggregate of [***] Intellia Reserved Liver Targets and Declined Targets (any such right, the “Intellia Minimum Active Program Right”) [***]. When Intellia elects to exercise any Intellia Minimum Active Program Right, Intellia shall send Regeneron written notice (i) certifying that Intellia and its Affiliates, either alone or with a Third Party, are then researching and developing less than a combined aggregate of [***] Intellia Reserved Liver Targets and Declined Targets (and identifying the Intellia Reserved Liver Targets and Declined Targets that are no longer being developed) and (ii) designating Intellia Liver Target(s) as Intellia Reserved Liver Target(s), and thereafter all such [***] Targets shall automatically become Available Liver Targets and Intellia shall thereafter make all then existing data and other information in its possession regarding such Intellia Abandoned Targets available to Regeneron for Regeneron’s evaluation of such Liver Targets for nomination [***]. Except as set forth in this Section 5.1(a)(ii), Intellia shall have no obligation to report to Regeneron (or the JSC) regarding in respect of its research and development of Intellia Liver Products Directed as Intellia Reserved Targets or Declined Targets.

(b) Intellia Target Evaluation Program. The provisions of Section 5.1(a) shall be in addition to, and without limitation of, the activities of each of the Parties under the Intellia Target Evaluation Programs.

(c) Regeneron Option. During the Target Draft Period and continuing for a period of [***] years thereafter (the “Option Period”), Intellia hereby grants Regeneron an exclusive option, to enter into a co-development and co-commercialization arrangement for [***] Intellia Liver Targets [***] which further includes an [***] cost and profit share arrangement with respect thereto (each, [***] a “Regeneron Option”), as more fully set forth in the remainder of this Section 5.1[***].

(d) Notice for Intellia Liver Product and Option Package.

(i) Upon the designation as a Lead Candidate of the first Intellia Liver Product Directed to each Intellia Liver Target that is subject to a Regeneron Option hereunder, and prior to any interactions or discussions with a Regulatory Authority (e.g., pre-Investigational New Drug Application meeting) with respect to such Intellia Liver Product, Intellia shall notify Regeneron regarding such designation. Within [***] days after receipt of such notice, Regeneron may request, in writing, that Intellia provide Regeneron the Option Package for such Intellia Liver Target. If Regeneron requests the Option Package within such timing, Intellia shall provide the Option Package for such Intellia Liver Product to Regeneron within twenty (20) days of such request. [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii) Within [***] days after the end of the Option Period, for any Intellia Liver Targets that are still subject to a Regeneron Option, Regeneron shall have the right to request an Option Package for such Intellia Liver Target pursuant to Section 5.1(d)(i) [***]. Intellia shall deliver to Regeneron an Option Package for each Intellia Liver Target as so requested by Regeneron [***], and thereafter Regeneron shall have the right to exercise a Regeneron Option for any such Intellia Liver Target in accordance with the provisions of this Section 5.1 [***]; provided, however, that, for clarity, notwithstanding the provisions of Section 5.1(e), if Regeneron does not exercise its Regeneron Option with respect to any such Intellia Liver Targets, such Intellia Liver Target shall not become a Declined Target.

(e) Exercise of Option.

(i) Exercise. If Regeneron wishes to exercise the Regeneron Option for a particular Intellia Liver Target, Regeneron shall provide written notice thereof (the “Regeneron Option Exercise Notice”) to Intellia in writing within [***] days following the receipt by Regeneron of the Option Package for the respective Intellia Liver Product (the “Regeneron Option Period”). Upon Regeneron’s timely exercise of the Regeneron Option with respect to a particular Intellia Liver Target, the Parties shall negotiate in good faith and enter into a separate agreement (“Co-Co Agreement”) to set forth the terms of such co-development, co-commercialization and [***] cost and profit share arrangement, which shall be based on the Form of Co-Co Agreement. In the event that Regeneron does not exercise the Regeneron Option for a given Intellia Liver Target in accordance with this Section 5.1(e), then such Intellia Liver Target shall be deemed to be a Declined Target for purposes of this Agreement.

[***]

(iii) TTR Target. The Parties hereby agree and acknowledge that the Target set forth on Schedule 5.1(e)(iii)(the “[***] Target”) shall be treated as an Intellia Liver Target (including, for clarity, to count as one (1) Regeneron Target towards the Regeneron Target Cap) for which Regeneron has exercised a Regeneron Option pursuant to Section 5.1(e)[***]. In connection therewith, the Parties shall enter into a Co-Co Agreement for the [***] Target as soon as reasonably practicable following the Effective Date [***], but in all cases in accordance with Section 5.3. Attached hereto as Schedule 5.1(e)(iii) is Intellia’s development plan and budget for the development of the [***] Target, which shall not be amended without the mutual agreement of the Parties. Until such time as the Parties enter into a Co-Co Agreement for the [***] Target, Intellia shall use Commercially Reasonable Efforts to conduct, at its cost, the development activities for the [***] Target in accordance with such development plan and budget, and Intellia shall keep Regeneron reasonably informed in connection with all such activities. Once the Co-Co Agreement is entered into by the Parties for the [***] Target, Regeneron shall reimburse Intellia for [***] of the development costs incurred by Intellia for the conduct of such activities between the Effective Date and the date of execution of such Co-Co Agreement; provided that such costs shall not exceed the budget mutually determined by the Parties through the JSC and subject to the terms and conditions of the Co-Co Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(f) Counting a Former Intellia Liver Target Towards the Regeneron Target Cap. In the event that Regeneron exercises a Regeneron Option for a given Intellia Liver Target in accordance with Section 5.1(e) (including, for clarity, the exercise of a Regeneron Option on the Effective Date for the [***] Target), then, for the purposes of determining whether the number of Regeneron Targets exceeds the Regeneron Target Cap, such Intellia Liver Target shall be considered to be a Regeneron Target as of the date of exercise of such Regeneron Option and if the addition of such Intellia Liver Target as a Regeneron Target causes Regeneron to be in excess of the Regeneron Target Cap, Regeneron shall, as soon as reasonably practicable, identify in writing to Intellia a Regeneron Target that Regeneron desires to terminate in order to be at the Regeneron Target Cap [***] and the Parties shall as promptly as practicable wind-down all activities under the Product R&D Plan for such terminated Regeneron Target.

(g) Restrictions Prior to Regeneron Option. From and after the Effective Date but prior to the expiration of the Regeneron Option Period for a given Intellia Liver Target, Intellia (and its Affiliates) shall not [***].

(h) License for Declined Targets. With respect to Declined Targets, Regeneron shall grant, and hereby grants, to Intellia a perpetual, irrevocable, worldwide, royalty-free and fully paid-up (subject to Section 7.12), sublicensable through multiple tiers (in accordance with Section 7.2(c) and the remainder of this paragraph), license under (i) Regeneron’s interest in Technology Collaboration Inventions, Regeneron Target Evaluation Program Inventions, Intellia Target Evaluation Program Inventions, Product R&D Program Inventions, Regeneron Product Inventions and Joint Improvements (provided, that, in each instance of the foregoing Intellectual Property, only to the extent such Intellectual Property was invented under the Regeneron Target Evaluation Program, Intellia Target Evaluation Program, or Product R&D Program, as applicable, for the applicable Declined Target or was a Regeneron Product Invention solely relating to a CP Directed to the applicable Declined Target, as applicable), and (ii) the Regeneron [***] IP [***], in each case to use, practice and otherwise exploit such of the foregoing Intellectual Property of clauses (i) and (ii) to research, develop, make, have made, use, sell, offer for sale and import CPs Directed to the applicable Declined Target for any and all uses in the Field (including any CP that was previously a Regeneron Product Directed to a Regeneron Target where such Regeneron Target has become a Declined Target hereunder), provided that Intellia shall only have the right to sublicense to Third Parties for those CPs that are Intellia CPs. The foregoing license shall be (x) exclusive (even as to Regeneron) with respect to clause (i) above, and (y) non-exclusive with respect to clause (ii) above.

(i) License for Drafted Expired Targets. With respect to Drafted Expired Targets (including one that subsequently becomes an Intellia Liver Target), Regeneron shall grant, and hereby grants, to Intellia a perpetual, irrevocable, worldwide, royalty-free and fully paid-up (subject to Section 7.12), sublicensable through multiple tiers (in accordance with Section 7.2(c) and the remainder of the paragraph, provided that such sublicense shall not require the prior written consent of Regeneron following the end of the Target Selection Period), exclusive license under Regeneron’s interest in those Regeneron Product Inventions invented under the Regeneron Target Evaluation Program for such Drafted Expired Target to research, develop, make, have made, use, sell, offer for sale and import CPs Directed to such Drafted Expired Target for any and all uses in the Field, provided that Intellia shall only have the right to sublicense to Third Parties for those CPs that are Intellia CPs. The foregoing license shall immediately terminate if such Drafted Expired Target subsequently becomes a Regeneron Target or Regeneron Evaluation Target.

5.2 Intellia Option on Regeneron Targets.

(a) Intellia Option. During the Option Period, Regeneron hereby grants Intellia an exclusive option, to enter into a co-development and co-commercialization arrangement for [***] each Regeneron Target [***] which further includes an [***] cost and profit share arrangement with respect thereto, (each, [***] an “Intellia Option”), as more fully set forth in the remainder of this Section 5.2. [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b) Option Package.

(i) Upon the designation as a Lead Candidate of the first Regeneron Product Directed to each Regeneron Target that is subject to an Intellia Option hereunder, and prior to any interactions or discussions with a Regulatory Authority (e.g., pre-Investigational New Drug Application meeting) with respect to such Regeneron Product, Regeneron shall notify Intellia regarding such designation. Within [***] days after receipt of such notice, Intellia may request, in writing, that Regeneron provide Intellia the Option Package for such Regeneron Target. If Intellia requests the Option Package within such timing, Regeneron shall provide the Option Package for such Regeneron Target to Intellia within [***] days of such request [***]

(ii) Within [***] days after the end of the Option Period, for any Regeneron Targets that are still subject to an Intellia Option, Intellia shall have the right to request an Option Package for such Regeneron Target pursuant to Section 5.2(b)(i) [***]. Regeneron shall deliver to Intellia an Option Package for each Regeneron Target as so requested by Intellia [***], and thereafter Intellia shall have the right to exercise an Intellia Option for any such Regeneron Target in accordance with the provisions of this Section 5.2 [***].

(c) Exercise of Option.

(i) Exercise. If Intellia wishes to exercise the Intellia Option for a particular Regeneron Target designated in the Option Package, it shall provide written notice thereof (the “Intellia Option Exercise Notice”) to Regeneron in writing within [***] days following the receipt by Intellia of the Option Package for such Regeneron Target (the “Intellia Option Period”). Upon Intellia’s timely exercise of its Intellia Option with respect to a particular Regeneron Target, the Parties will negotiate in good faith and enter into a separate Co-Co Agreement based on the Form of Co-Co Agreement.

[***]

(d) Restrictions Prior to Intellia Option. From and after the Effective Date but prior to the expiration of the Intellia Option Period for a given Regeneron Target, Regeneron (and its Affiliates) shall not [***].

5.3 Form of Co-Co Agreement.

(a) The Parties shall negotiate in good faith a form of Co-Co Agreement (“Form of Co-Co Agreement”) based on Schedule 5.3 following the Effective Date and in accordance with the timelines described in this Section 5.3. [***]

(b) In the event that the Parties cannot negotiate and finalize the Form of Co-Co Agreement on or prior to [***], and provided that both Parties have been negotiating in good faith and in accordance with this Agreement, then either Party may, by written notice to the other Party, initiate the procedures described in this Section 5.3(b) to finalize the definitive terms and conditions of such agreement through binding arbitration as follows:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

5.4 Modification of this Agreement By Co-Co Agreement. For clarity, in the event that the Parties enter into a Co-Co Agreement under this Article 5, such Co-Co Agreement may supersede certain provisions of this Agreement solely with respect to the particular Intellia Liver Target or Regeneron Target, as applicable, that is the subject of such Co-Co Agreement, which superseded provisions will be expressly identified in the Co-Co Agreement.

ARTICLE 6

REGENERON PRODUCT DEVELOPMENT, MANUFACTURING AND

COMMERCIALIZATION

6.1 Development, Manufacturing and Commercialization.

(a) Regeneron.

(i) Except [***] as otherwise agreed by the Parties in writing, Regeneron shall have the sole right to research, develop (including seeking Marketing Approval for), manufacture and commercialize Regeneron Products, and Intellia (and its Affiliates) shall have no right to (and shall not) do so.

(ii) Following [***] provided that there has been IND Acceptance for a Regeneron Product Directed to such Regeneron Target, Regeneron shall use Commercially Reasonable Efforts to develop (including submitting for Marketing Approval for) at least one (1) Regeneron Product Directed to the applicable Regeneron Target and, following receipt of Marketing Approval [***], to commercialize such Regeneron Product. The foregoing shall in no way limit Regeneron’s obligations to use Commercially Reasonable Efforts to submit Regulatory Filings necessary to achieve initial IND Acceptance for a Regeneron Product Directed to the applicable Regeneron Target as set forth in Section 4.4(d).

(b) Intellia Technical Support. Without limiting Section 4.4(e) and Section 7.11, following [***], upon Regeneron’s written request, Intellia shall provide Regeneron with reasonable technical support related to the development of Regeneron Products Directed to such Regeneron Target [***].

6.2 Marketing Approvals and Other Approvals. Subject to the provisions of Section 4.4(d), Regeneron shall have the sole right, at its discretion and expense, to conduct regulatory activities to seek to obtain and maintain Approvals (including Marketing Approval) of the Regeneron Products, including the preparation and submission of any and all regulatory materials for Regeneron Products. [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.3 Regeneron Product Licenses. Intellia shall grant, and hereby grants, to Regeneron an exclusive (even as to Intellia and its Affiliates), worldwide, sublicensable in multiple tiers (in accordance with Section 7.2(c)), license under the Intellia Intellectual Property to research, develop, make, have made, use, sell, offer for sale, and import Regeneron Products for use in the Field; provided, that, notwithstanding the foregoing license, (i) Intellia reserves the right to perform the activities designated to Intellia as set forth in the Product R&D Plans, and to manufacture Regeneron Product for use in the Product R&D Programs and for the supply of Regeneron Products as set forth in ARTICLE 8, and (ii) solely with respect to those rights under the Caribou-Intellia License Agreement sublicensed by Intellia to Regeneron hereunder, Regeneron is not licensed any rights with respect to (x) anti-microbial and/or anti-fungal uses and applications (provided that, for clarity, anti-viral uses and applications are included in the licenses hereunder) unless and until such time as Intellia comes to Control such rights and then such rights shall be included in the license granted to Regeneron hereunder without any further actions required by the Parties or (y) therapeutic uses in animals unless and until such time as Intellia comes to Control such rights and then such rights shall be included in the license granted to Regeneron hereunder without any further actions required by the Parties (provided that, for clarity, this clause (y) shall not limit any research or development activities with or in animals for products for human use). Intellia shall promptly notify Regeneron in writing should it come to Control anti-microbial and/or anti-fungal uses and applications and/or animal uses under the Caribou-Intellia License Agreement. Regeneron shall not, and shall ensure its Affiliates and sublicensees shall not, (1) itself or with or for any Third Party, exercise the licenses set forth in this Section 6.3 to research, develop, manufacture or commercialize, or (2) directly encourage, or directly support with the intent to encourage, others to exercise the licenses set forth in this Section 6.3 to research, develop, manufacture or commercialize on behalf of Regeneron, its Affiliates or sublicensees, in each case of (1) and (2), any Regeneron Product for use outside of the Field.

6.4 Unblocking License. In the event that either (a) the use, practice or exercise by Regeneron (or any of its Affiliates or sublicensees) of any Intellia Intellectual Property in accordance with the licenses expressly granted to Regeneron in accordance with this Agreement or (b) the research, development, making, having made, use, sale, offering for sale, or import by Regeneron (or any of its Affiliates or sublicensees) of a Regeneron Product [***] for use in the Field, pursuant to, and in accordance with, this Agreement, would infringe or misappropriate any Patent Right which is first Controlled by Intellia or its Affiliates after the IP Term and which is not covered by the license grant in Section 6.3, Intellia shall grant, and hereby grants, to Regeneron a non-exclusive, royalty-free, worldwide, sublicensable in multiple tiers (in accordance with Section 7.2(c)) license under such Patent Right solely as necessary to (i) use, practice and exercise the Intellia Intellectual Property in accordance with the licenses expressly granted to Regeneron in accordance with this Agreement and (ii) research, develop, make, have made, use, sale, offer for sale, and import Regeneron Products for use in the Field in accordance with this Agreement, and solely for such purpose. The foregoing license under this Section 6.4 shall automatically terminate on a Regeneron Product-by-Regeneron Product basis simultaneous with the termination of the license under Section 6.3 with respect to such Regeneron Product. [***]

6.5 Ex-Vivo Field. In the event that Regeneron desires to expand the Field to include the Ex-Vivo Field on a Regeneron Target-by-Regeneron Target basis, then, at the written request of Regeneron, and provided that such expansion does not include the Reserved Ex Vivo Field and subject to Intellia’s obligations to Third Parties under other license or collaboration arrangements, the Parties shall negotiate in good faith the terms and conditions under which the Field may be so expanded, and in the event that Parties agree on such terms and conditions, the Parties shall negotiate in good faith and enter into a separate agreement (or an amendment to this Agreement, as applicable) to so expand the Field accordingly. Notwithstanding the foregoing or anything to the contrary herein, Intellia retains the sole and unmitigated right to determine whether it desires to grant any such additional license.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.6 Regeneron Product Limitations. On a Regeneron Product-by-Regeneron Product basis, Intellia (and its Affiliates) shall not use (and shall not grant to any Third Party the right to use) any Regeneron Products for any purposes (including the research, development, manufacturing or commercialization thereof), except for (x) Intellia’s performance of the activities to be performed by Intellia under the Product R&D Program as set forth in the Product R&D Program Plan in accordance with this Agreement, and (y) the manufacture of Regeneron Products by Intellia for use in the Product R&D Programs as set forth in ARTICLE 8 or as otherwise agreed by the Parties in writing.

ARTICLE 7

PERFORMANCE AND PERFORMANCE STANDARDS

7.1 Licenses Generally; No Implied License. Except as expressly provided for herein, nothing in this Agreement grants either Party any right, title or interest in and to the intellectual property rights, materials or Confidential Information of the other Party (either expressly or by implication or estoppel). Except as expressly provided in this Agreement, neither Party will be deemed by this Agreement to have been granted any license or other rights to the other Party’s Patent Rights or Know-How, either expressly or by implication, estoppel or otherwise. [***]

7.2 Performance Standards.

(a) Affiliates. Each Party may carry out its obligations, and exercise its rights, under this Agreement through its Affiliates, and in such case, the Party carrying out such activities, or exercising such rights, through its Affiliate absolutely, unconditionally and irrevocably guarantees to the other Party the performance by such Party’s Affiliates in accordance with this Agreement, including performance of responsibilities, liabilities, covenants, warranties, agreements and undertakings of its Affiliates pursuant to this Agreement. Without limiting the foregoing, neither Party shall cause or permit any of its Affiliates to commit any act (including any act or omission) which such Party is prohibited hereunder from committing directly. Each Party represents and warrants to the other Party that it has licensed or will license from its Affiliates the Patent Rights and Know-How Controlled by its Affiliates that are to be licensed (or sublicensed) to the other Party under this Agreement.

(b) Subcontracts. Each Party may perform any of its obligations or exercise its rights under this Agreement through one or more subcontractors; provided that (i) [***]; (ii) the subcontracting Party remains responsible for the work allocated to, and payment to, such subcontractors it selects to the same extent it would if it had done such work itself and the non-subcontracting Party will have the right to proceed directly against the subcontracting Party without any obligation to first proceed against its subcontractor; (iii) [***]; and (iv) the subcontractor agrees in writing to assign all inventions and intellectual property developed in the course of performing any such work under [***], to the Party retaining such subcontractor (or to the other Party if such inventions or intellectual property are to be assigned to such other Party as

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

required under this Agreement) and upon request to sign any documents to confirm or perfect such assignment and to cooperate in the preparation and prosecution of any such inventions. [***] To the extent any licenses are granted under any subcontract agreements, such agreements will be subject to Section 7.2(c).

(c) Sublicensees.

(i) To the extent a license is sublicensable pursuant to the applicable license grant hereunder, or is required in connection with a permitted subcontracting pursuant to Section 7.2(b), the applicable Party may enter into sublicenses under such licenses granted in this Agreement, but subject to compliance with this Section 7.2(c) and the other applicable terms and conditions set forth in this Agreement. Each Party shall remain responsible and liable for the compliance, or failure to comply, by its sublicensees under the licensees granted herein with the applicable terms and conditions set forth in this Agreement and the non-sublicensing Party will have the right to proceed directly against the sublicensing Party without any obligation to first proceed against its sublicensee. [***]

(ii) With respect to [***] or any other Intellectual Property that is invented and jointly owned by the Parties under this Agreement, subject to the terms and conditions of this Agreement [***], each Party shall have the right to grant (sub)licenses (through multiple tiers) thereto for any purposes without the need to seek consent from or account to the other Party (and, for clarity, neither Party shall be required to obtain the consent of the other Party with respect to such (sub)license anywhere in the world and, to the extent that such consent is required in any country in the world, such consent is hereby granted) [***].

7.3 Intellia Third Party Agreements.

(a) [***] Intellia will be [***] responsible for all payments under the Intellia Existing Third Party Agreements and any and all other agreements between Intellia (or any of its Affiliates) and any Third Parties [***].

(b) [***].

(c) Following the Effective Date during the Term, Intellia or its Affiliates, in its sole discretion (but subject to Section 7.4), may enter into new agreements with Third Parties to license technologies or Intellectual Property from such Third Parties [***] (an “Intellia Platform In-License”).

(d) Commencing on the Effective Date and continuing until [***], if Intellia or its Affiliates enters into any Intellia Platform In-License during such period [***], that may be useful or necessary in connection with the [***], then Intellia will provide written notice of such license to Regeneron, [***], so Regeneron may elect whether to include such license under this Agreement. If Regeneron provides notice that it does elect to include such Intellectual Property within [***] of receipt of such written notice from Intellia [***], then (A) the respective Intellia

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Platform In-License will be deemed to be a “New Intellia Platform License” hereunder, and (B) with respect to any such New Intellia Platform License, the Patent Rights, Know-How and Materials in-licensed under such New Intellia Platform License will be deemed “Controlled” by Intellia under this Agreement. Any Intellia Platform In-License not selected by Regeneron hereunder within such [***] day period, shall not be deemed a New Intellia Platform License hereunder [***].

(e) To the extent that any milestones or royalties under a New Intellia Platform License are attributable to one or more Regeneron Products [***] (“Regeneron Specific Third Party Payments”), then [***] of such amounts shall be borne by Regeneron and Regeneron shall be solely responsible for and bear all of such Regeneron Specific Third Party Payments [***].

(f) To the extent applicable, the licenses granted to Regeneron and its Affiliates under this Agreement [***] will be subject to Regeneron’s and its Affiliates’, and their sublicensees’ compliance with the applicable terms of the applicable Intellia Existing Third Party Agreements [***], and as may be amended or restated in accordance with this Section 12.3(c) [***], and the applicable terms of any New Intellia Platform License [***] and as may be amended or restated in accordance with Section 12.4(a)(iv) [***]) and Intellia shall be permitted to disclose the terms and conditions of this Agreement to such Third Party licensors as and to the extent required for compliance therewith [***] provided that such Third Party licensors are subject to confidentiality restrictions that are substantially the same as, or at least as restrictive as, the confidentiality obligations in Article13.

[***]

(i) For clarity, this Section 7.3 shall not in any way limit Intellia’s obligations under Section 12.4.

7.4 Coordination of Third Party Intellectual Property Licensing.

(a) During the Target Selection Period, if either Party (or its Affiliate) desires to obtain a license to Intellectual Property of a Third Party for use in the performance of [***], then prior to entering into such license, the Parties shall discuss in good faith and coordinate the licensing of such Intellectual Property; provided, however, that nothing in this Section 7.4 shall prevent or prohibit or require a Party (or any of its Affiliates) from entering into any such license. [***]

7.5 Records.

(a) Records.

(i) In connection with the Technology Collaboration, each Party shall prepare and maintain, or shall cause to be prepared and maintained, complete and accurate

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written records, accounts, notes, reports and data with respect to its activities conducted pursuant to the Technology Collaboration Plan in conformity with Applicable Laws and standard pharmaceutical industry practices; provided that in no case shall written documentation be maintained for less than [***] years following the Contract Year to which such records pertain. Such records shall fully and properly reflect all work done and results achieved in the performance of the development activities in good scientific manner appropriate for regulatory and patent purposes. Upon a Party’s written request, the other Party shall send legible copies of the aforesaid information to the requesting Party during the Term and for a minimum of [***] months following the Term.

(ii) In connection with the Regeneron Target Evaluation Programs and Product R&D Programs, Intellia shall prepare and maintain, or shall cause to be prepared and maintained, complete and accurate written records, accounts, notes, reports and data with respect to its activities conducted pursuant to each Regeneron Target Evaluation Program and Product R&D Plan in conformity with Applicable Laws and standard pharmaceutical industry practices; provided that in no case shall written documentation be maintained for less than [***] years following the Contract Year to which such records pertain. Such records shall fully and properly reflect all work done and results achieved in the performance of the development activities in good scientific manner appropriate for regulatory and patent purposes. Upon Regeneron’s written request, Intellia shall send legible copies of the aforesaid information to Regeneron during the Term and for a minimum of [***] months following the Term.

[***]

(b) Record Keeping Generally. The Parties acknowledge the importance of ensuring that the performance of each Plan is undertaken in accordance with the following good data management practices: (i) data shall be generated using sound scientific techniques and processes; (ii) data shall be accurately and reasonably contemporaneously recorded in accordance with good scientific practices by Persons conducting research hereunder; (iii) data shall be analyzed appropriately without bias in accordance with good scientific practices; and (iv) all data and results shall be stored securely and shall be easily retrievable.

7.6 Governmental Inspection. If any Governmental Authority conducts or gives notice to either Party of its intent to conduct an inspection or audit of such Party or its facilities that relates to such Party’s performance hereunder, or that could affect such Party’s ability to perform hereunder and in accordance herewith, such Party shall promptly notify the other Party and shall provide updates from time-to-time, including upon such other Party’s reasonable request, regarding the results of such audit or inspection, including any corrective steps to be taken.

7.7 Materials for Technology Collaboration, Regeneron Target Evaluation Programs, Intellia Target Evaluation Programs and Product R&D Program.

(a) Contributed Materials. To facilitate the conduct of activities hereunder, a Party shall provide the [***], “Materials”). All such Materials will remain the sole property of the providing Party. The receiving Party will (i) itself retain control of all such Materials, (ii) use

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such Materials only in the fulfillment of obligations or exercise of rights under this Agreement, (iii) not use such Materials or deliver the same to, or for the benefit of, any Third Party, without the providing Party’s prior written consent [***] and (iv) not use such Materials in research or testing involving human subjects, without the providing Party’s prior written consent [***]. The Materials supplied under this Section 7.7 are supplied “as is”, and accordingly the receiving Party agrees to use prudence and appropriate caution in the use, handling, storage, transportation and disposition and containment of all such Materials, as not all of their characteristics may be known. [***]

(b) Regeneron Mice. Without limiting Section 7.7(a), in the event Regeneron provides Intellia any Regeneron Mice hereunder, Intellia agrees that it will (and will ensure that its Affiliates and subcontractors will), [***] use Regeneron Mice solely for purpose of performing Intellia’s obligations under the applicable Plan in accordance with this Agreement [***].

7.8 Debarment. Each Party hereby covenants to the other Party that in the course of conducting Technology Collaboration, the Regeneron Target Evaluation Program, the Intellia Target Evaluation Program and the Product R&D Program, it will not use an employee or consultant who is or has been debarred by a Regulatory Authority or, to such Party’s knowledge, is or has been the subject of debarment proceedings by a Regulatory Authority.

7.9 No Use of Non-Controlled IP in Technology Collaboration or Product R&D Program. Each Party hereby covenants to the other Party that in the course of conducting the Technology Collaboration, Intellia Target Evaluation Program or the Regeneron Target Evaluation Program it will not use in or contribute to the Technology Collaboration any material, Confidential Information, Intellectual Property, or trademark that such contributing Party knows (without any duty to inquire) misappropriates the Intellectual Property of a Third Party. Intellia hereby covenants to Regeneron that in the course of conducting the Regeneron Target Evaluation Program and Product R&D Program, it will not use in or contribute to the Regeneron Target Evaluation Program or Product R&D Program, as applicable, any material, Confidential Information, Intellectual Property, or trademark that it knows (without any duty to inquire), that it does not Control. Regeneron hereby covenants to Intellia that in the course of conducting the Intellia Target Evaluation Program, it will not use in or contribute to the Intellia Target Evaluation Program, as applicable, any material, Confidential Information, Intellectual Property, or trademark that it knows (without any duty to inquire), that it does not Control. The Parties acknowledge and agree that this Section 7.9 is not intended to be, and shall not be deemed to be, a covenant against non-infringement of Intellectual Property.

7.10 Further Assurances and Transaction Approvals. Upon the terms and subject to the conditions hereof, each of the Parties agrees to do and perform all such further ministerial acts and things and shall execute and deliver such other agreements, certificates, instruments and documents necessary or that the other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and to evidence, perfect or otherwise confirm its rights hereunder.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.11 Ongoing Technology Update and Transfer Obligations. During the Term, Intellia shall (a) promptly disclose to Regeneron in English (and deliver in writing and in an electronic format) any Intellia Know-How relating to a Regeneron Product (or the development, manufacture, or commercialization thereof) as may be developed, accessed or identified by or on behalf of Intellia (or its Affiliates) or as may otherwise be requested by Regeneron, (b) transfer and provide to Regeneron any other materials and documentation in Intellia’s (or its Affiliate’s or subcontractor’s) possession as may be reasonably requested by Regeneron from time to time that are necessary or useful for the development, manufacture, or commercialization of Regeneron Products in accordance herewith and (c) at the request of Regeneron, provide reasonable assistance and personnel, including answering all reasonable questions, in order to allow Regeneron to utilize and implement the Intellia Know-How in connection with the Regeneron Products[***].

7.12 Regeneron IP. In the event that any Regeneron Contributed IP (or other Intellectual Property licensed by Regeneron to Intellia hereunder) is in-licensed from a Third Party, then (i) Regeneron will provide written notice of such in-license to Intellia [***] and the applicable Third Party [***], (ii) in using any such Regeneron Contributed IP (or such other Intellectual Property), or exercising any licenses granted to Intellia hereunder with respect thereto, Intellia shall comply (and ensure compliance by its Affiliates and sublicensees) with the terms and conditions of the applicable in-license agreement between Regeneron (or its Affiliate, as applicable) and the applicable Third Party, but only following Regeneron’s notification to Intellia thereof pursuant to clause (i) above, and (iii) Intellia shall reimburse Regeneron for any and all amounts payable by Regeneron (or its Affiliate, as applicable) to the applicable Third Party under the in-license agreement between Regeneron (or its Affiliate, as applicable) and the applicable Third Party solely to the extent (A) such amounts result from Intellia’s (or its Affiliate’s or sublicensee’s) use of such Regeneron Contributed IP (or such other Intellectual Property) or the exercise of any licenses granted to Intellia hereunder with respect thereto [***] and (B) such amounts were disclosed in writing to Intellia pursuant to clause (i) above, which amounts shall be reimbursed by Intellia to Regeneron within [***] days after receipt of an invoice therefor (and in connection therewith, Intellia shall provide to Regeneron reasonable information in Intellia’s possession in order for Regeneron to determine such amounts).

ARTICLE 8

REGENERON PRODUCT MANUFACTURING

8.1 General. Subject to the provisions of this ARTICLE 8, Intellia will be responsible for the non-GMP manufacture and supply of Regeneron Products to support the research and preclinical development of Regeneron Products pursuant to the Product R&D Plans. For clarity, except as otherwise agreed by the Parties pursuant to Section 8.3, Regeneron shall be responsible

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for the manufacture of Regeneron Products following preclinical development for a Regeneron Product, including for all clinical development and commercialization purposes, and during preclinical development to the extent contemplated by Section 8.2 or 8.4 below. The Parties through the JSC shall discuss in good faith the manufacture of Regeneron Products, and reasonably cooperate with each other in all such supply matters pertaining to the Regeneron Products under this Article 8.

8.2 Supply for Product R&D Program.

(a) Supply. Subject to the provisions of this Section 8.2, Intellia shall manufacture (or have manufactured) the quantities of Regeneron Products (including its components) that are necessary to perform the pre-clinical activities under the Product R&D Programs, which manufacturing shall be performed in accordance with Applicable Laws and all other requirements as set forth in the Product R&D Plan. The quantities of Regeneron Products to be supplied by Intellia, shall be set forth in the applicable Product R&D Plan, and the Manufacturing Cost of such Regeneron Products shall be included as Plan Costs hereunder.

(b) Third Party Manufacturers. The Parties acknowledge that Intellia may use one or more Third Party contract manufacturers to manufacture such Regeneron Products pursuant to Section 8.2(a); provided that the selection of such Third Party contract manufacturer shall be subject to Regeneron’s prior written approval, not to be unreasonably withheld, conditioned or delayed. Intellia will give Regeneron [***] days’ written notice (the “Rejection Period”) prior to engaging any Third Party contract manufacturer for manufacture of pre-clinical Regeneron Products hereunder, and permit Regeneron to review such proposed Third Party contract manufacturer within such Rejection Period. If Intellia provides written notice to Regeneron of its intended engagement of a Third Party contract manufacturer to manufacture pre-clinical Regeneron Product pursuant to Section 8.2(a) and Regeneron either (i) consents to such Third Party manufacturer or (ii) Regeneron does not provide written notice of its reasonable rejection of such Third Party contract manufacturer within the Rejection Period, then Regeneron shall have accepted or be deemed to have accepted, respectively, such Third Party contract manufacturer as a permitted Third Party manufacturer hereunder. If Regeneron provides its written rejection of such Third Party contract manufacturer within such Rejection Period, then (x) Intellia shall not utilize such Third Party contract manufacturer to manufacture Regeneron Product to be supplied to Regeneron pursuant to Section 8.2(a), and (y) the Parties shall discuss and mutually agree upon an alternative Third Party contract manufacturer acceptable to both Parties and Intellia shall exercise reasonable, good faith efforts to enter into a contract with such Third Party contract manufacturer for supply of such Regeneron Products thereunder, or (z) Regeneron shall have the right to enter into a contract with a Third Party contract manufacturer for supply of such Regeneron Products to Regeneron, provided, further, that in each such case (y) and (z), Intellia shall ensure that copies of all Know-How Controlled by Intellia (or any of its Affiliates) necessary or useful for the manufacture of such Regeneron Product in accordance herewith shall be provided to such Third Party contract manufacturer, in accordance with this Agreement, which manufacturing shall be performed in accordance with

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Applicable Laws and all other requirements as set forth in the Product R&D Plan. With respect to any such Third Party contract manufacturer for Regeneron Products, Regeneron shall have the right (and Intellia shall ensure that Regeneron has the right) to audit the facilities utilized in the manufacture of Regeneron Products or records related thereto of any such Third Party contract manufacturer. Regeneron shall have the right to review and comment on the draft agreement or amendment with each such Third Party contract manufacturer to the extent applicable to the manufacture and supply of one or more Regeneron Products hereunder, and Intellia shall consider in good faith the comments of Regeneron thereon (provided that Regeneron shall timely provide such review and comment). If any such materials are manufactured by such Third Party contract manufacturer, Intellia shall pass through to Regeneron such Regeneron Product specific warranties as Intellia receives from such Third Party contract manufacturer with respect thereto solely to the extent permitted under Intellia’s agreement with such Third Party contract manufacturer or, if not permitted, Intellia shall provide substantially similar warranties with respect to any supply hereunder as are provided by any such Third Party contract manufacturer to Intellia.

8.3 Supply Beyond Pre-Clinical. During the Product R&D Program for a given Regeneron Product, the JSC shall discuss alternatives for the manufacture and supply of Regeneron Product beyond pre-clinical supply, including GMP manufacturing needed to support an IND for a Regeneron Product. At the request of Regeneron, the Parties shall engage in good faith negotiations regarding Intellia continuing to supply a given Regeneron Product to Regeneron beyond pre-clinical supply; provided, that neither Party shall be required to enter into any continuing supply relationship unless agreed to by such Party, in such Party’s sole discretion. Notwithstanding the foregoing, in the event that Intellia (or its Affiliate) seeks to engage a Third Party contract manufacturer during the Term to manufacture CPs, Intellia shall notify Regeneron thereof in writing, and, at the written request of Regeneron, Intellia shall use good faith efforts to coordinate with Regeneron in the negotiation of such manufacturing relationship (including consulting with Regeneron in connection therewith), and, to the extent requested by Regeneron, Intellia will use reasonable, good faith efforts to assist Regeneron in its efforts to enter into a supply arrangement with such Third Party contract manufacturer for the supply of Regeneron Products to Regeneron.

8.4 Manufacturing Process Technology Transfer.

(a) Generally. Following the end of the Product R&D Program with respect to Regeneron Products Directed to a given Regeneron Target, or at such earlier time as mutually agreed by the Parties or reasonably requested by Regeneron, to the extent necessary to or useful for Regeneron to assume and perform manufacturing of such Regeneron Products, Intellia will (and will cause its contract manufacturers to) conduct a technology transfer [***] for such Regeneron Product to Regeneron or Regeneron’s designated contract manufacturer to enable Regeneron (or its designated contract manufacturer) to assume responsibility for the manufacture of such Regeneron Product, including for clinical and commercial purposes as applicable. [***]

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(b) Plan and Costs. At the request of Regeneron, the Parties shall enter into a mutually agreed and commercially reasonable technology transfer plan and schedule for such manufacturing technology transfer; provided, that Regeneron will reimburse Intellia the reasonable costs incurred by Intellia in providing such transition assistance, including Intellia’s internal costs at the FTE Rate, as and to the extent set forth in the technology transfer plan.

ARTICLE 9

PAYMENTS

9.1 Upfront Payment. Regeneron shall pay Intellia seventy five million dollars ($75,000,000) within [***] Business Days after receipt of an invoice therefor from Intellia (provided that Intellia shall not deliver such invoice until the Effective Date).

9.2 Development and Commercial Milestones.

(a) Milestones and Payments. On a Regeneron Target-by-Regeneron Target basis, Regeneron shall pay Intellia the milestone payments set forth in the table below upon the first achievement by Regeneron of the corresponding milestone event set forth in the table below for the first Regeneron Product Directed to such Regeneron Target. For clarity, each milestone event (and the corresponding milestone payment) is payable only once with respect to a given Regeneron Target (even if the same milestone event is subsequently achieved again for the same Regeneron Target, whether by the same Regeneron Product Directed to such Regeneron Target or by a different Regeneron Product Directed to such Regeneron Target).

Development Milestones
Milestone Event	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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Sales Milestones

Milestone Event	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

(b) Payment Timing. Regeneron shall notify Intellia in writing of the achievement of a given milestone event under Section 9.2(a) within [***] days after the milestone event is achieved; provided that, with respect to sales milestones, Regeneron shall provide such notice within [***] days after the end of the Quarter during which the corresponding milestone event is achieved. Following such written notice to Intellia, Intellia shall invoice Regeneron for the corresponding milestone payment and Regeneron shall pay the corresponding milestone payment to Intellia within [***] days after receipt of an invoice therefor.

[***]

9.3 Royalty Payments for Regeneron Products.

(a) Royalty Rate. From and after the First Commercial Sale of a given Regeneron Product in a given country, for each Quarter during the applicable Royalty Term for such Regeneron Product in such country, Regeneron or its Affiliate will make royalty payments to Intellia on aggregate worldwide annual Net Sales by it, its Affiliates, or any of their sublicensees of such Regeneron Product, on a Regeneron Product-by-Regeneron Product basis, at the following royalty rates (the “Royalties”):

Worldwide Annual Net Sales* of a Regeneron Product in any calendar year during the Royalty Term	Royalty Rate

[***]	[***]

[***]

[***]

(b) Know-How Royalty Reduction. Notwithstanding the provisions of Section 9.3(a) but subject to Section 9.5, during the Royalty Term in the event the manufacture, use or sale of a given Regeneron Product by Regeneron (or its Affiliate or sublicensee) in a given country of sale (and, solely for the purposes of calculating whether royalties are owed under the UC Technology License the country of manufacture) does not infringe a Valid Claim [***], then the royalty rates in such country for such Regeneron Product as set forth in Section 9.3(a) will be reduced to [***].

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(c) Compulsory License Reduction. If a court or a governmental agency of competent jurisdiction requires Regeneron or any of its Affiliates or its or their sublicensees to grant, or Regeneron or any of its Affiliates or its or their sublicensees reasonably determines in advance of any such requirement and in order to minimize further court or governmental action to grant, a compulsory license to a Third Party permitting such Third Party to sell a Regeneron Product in a country, and such license is granted and the royalty rate contained in such license for sales of such Regeneron Product in such country is lower than the royalty rate provided by the foregoing Section 9.3(a) or 9.3(b), as applicable, then the Royalties to be paid by Regeneron on Net Sales in such country for such Regeneron Product shall be the rate [***] For clarity, following the expiration or termination of such compulsory license during the Royalty Term for such Regeneron Product in such country, the full Royalty otherwise required to be paid under this Agreement pursuant to this Section 9.3 shall apply for the remainder of such Royalty Term.

[***]

9.4 Payments to Third Parties.

(a) In the event that Regeneron (or its Affiliate or sublicensee) are required to make any [***] payments to a Third Party as a result of a license (or other rights) granted to Regeneron (or its Affiliate or sublicensee) by such Third Party under such Third Party’s Intellectual Property [***], then Regeneron shall be entitled to deduct from any Royalties payable to Intellia under Section 9.3 [***] percent [***] of such Third Party [***] payments paid by Regeneron (or its Affiliate or sublicensee) with respect to such Regeneron Product in the Field [***].

(b) In the event that Regeneron (or its Affiliate or sublicensee) are required to make any [***] payments to a Third Party as a result of a license (or other right) granted to Regeneron (or its Affiliate or sublicensee) by such Third Party under such Third Party’s Intellectual Property [***], then Regeneron shall be entitled to deduct from any Royalties payable to Intellia under Section 9.3 (with the right to carryforward any unused balance) [***] percent [***] of such Third Party [***] payments paid by Regeneron (or its Affiliate or sublicensee) with respect to such Regeneron Product in the Field [***].

9.5 Royalty Floor. Regeneron shall be entitled to aggregate together the various reductions in the Royalties pursuant to Section 9.4; provided that, in no event shall such aggregation pursuant to Section 9.4 reduce the Royalties otherwise payable under Section 9.3(a), during any given Quarter, to an effective royalty rate that is less than [***]. In addition, the aggregate reductions in Royalties pursuant to Section 9.4 and Section 9.3(b) shall not reduce the Royalties otherwise payable under section 9.3(a) during any given Quarter to an effective royalty rate that is less [***].

9.6 Royalty Conditions. All Royalties pursuant to Section 9.3 are subject to the following conditions:

[***]

9.7 Royalty Term. The Royalties payable under Section 9.3 shall be paid on a Regeneron Product-by-Regeneron Product and country-by-country basis, commencing on the

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First Commercial Sale of such Regeneron Product in such country and continuing until the later of (i) the expiration of the last Valid Claim within the Intellia Patent Rights or Regeneron Product Inventions that Covers such Regeneron Product in such country of sale (and, solely for the purposes of calculating whether royalties are owed under the UC Technology License the country of manufacture) or (ii) twelve (12) years from the First Commercial Sale of such Regeneron Product in such country, or (iii) expiration of Regulatory Exclusivity for the applicable Regeneron Product in such country (the applicable period of time during which Royalties are payable being referred to as the applicable “Royalty Term”). For purposes of the Royalty Term, the term “Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Authority with respect to a Regeneron Product other than Patent Rights, including rights conferred in the U.S. to an NDA holder under the Hatch-Waxman Act or the FDA Modernization Act of 1997 (including pediatric exclusivity), or rights similar thereto outside the United States.

9.8 Periodic Royalty Reports and Royalty Payment. Within [***] days following the end of [***], Regeneron shall deliver electronically to Intellia a written report [***]. Within [***] days of Intellia’s receipt of such report, Regeneron shall deliver the Royalties payment, if any, due to Intellia under Section 9.3 for the applicable Quarter. [***]

9.9 Payment Method and Currency. All payments under this Agreement shall be made by bank wire transfer in immediately available funds to an account designated by the Party to which such payments are due. All sums due under this Agreement shall be payable in United States Dollars. In those cases where the amount due in United States Dollars is calculated based upon one or more currencies other than United States Dollars, such amounts shall be converted to United States Dollars [***].

9.10 Taxes. Either Party may withhold from payments due to the other Party amounts for payment of any withholding tax that is required by Applicable Law to be paid to any taxing authority with respect to such payments. In such case, the payor Party will provide the payee Party all relevant documents and correspondence, and will also provide to the payee Party any other cooperation or assistance on a commercially reasonable basis as may be necessary to enable the payee Party to claim exemption from such withholding taxes and to receive a refund of such withholding tax or claim a foreign tax credit. The payor Party will give proper evidence from time to time as to the payment of any such tax. The Parties will cooperate with each other in seeking deductions under any double taxation or other similar treaty or agreement from time to time in force. Such cooperation may include the payor Party making payments from a single source in the U.S., where possible. [***] the payor Party will have no obligation to pay any additional amount to the extent that the withholding tax would not have been imposed but for (i) the failure by the payee Party to take advantage of an otherwise available exemption from or reduction in the rate of withholding tax under any applicable income tax convention between the United States and any applicable jurisdiction or (ii) the assignment by the payee Party of its rights or obligations hereunder (including to Affiliates) under this Agreement or any redomiciliation of the payee Party or any of its Affiliates outside of the United States. [***] Apart from any withholding permitted under this Section 9.10 and those deductions expressly included in the definition of Net Sales, the amounts payable hereunder will not be reduced on account of any taxes, charges, duties or other levies.

9.11 Resolution of Payment Disputes. In the event there is a dispute relating to any payment obligations or reports hereunder, the Party with the dispute shall have its representative on the JSC provide the other Party’s representative on the JSC with written notice setting forth in reasonable detail the nature and factual basis for such good faith dispute and the Parties, through the JSC, will seek to resolve the dispute as promptly as possible, but no later than [***] days

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after such written notice is received. If the JSC is unable to resolve such payment dispute within such period then either Party may pursue such remedies as are available under Section 17.1. The Parties agree that if there is a dispute regarding any payment amount, only the disputed amount shall be withheld from the payment, and the undisputed amount shall be paid within the applicable timeframes.

9.12 Late Fee. A late fee of [***] on the date that the applicable payment was due may be charged by the Party to whom payment is due with respect to any payment amount from the date such payment amount was originally due under the terms of this Agreement (provided that if the payment is disputed, then the foregoing late fee shall commence from the date that the disputed amount was originally due) until such payment amount is actually paid by one Party to another Party.

ARTICLE 10

INTELLECTUAL PROPERTY

10.1 Newly Created Intellectual Property.

(a) Ownership of Newly Created Intellectual Property. Inventorship of Intellectual Property invented through the performance of activities under this Agreement shall be determined in accordance with United States patent laws (regardless of where the applicable activities occurred) and ownership of such Intellectual Property shall follow inventorship. Notwithstanding the previous sentence, all right, title and interest in any [***] Regeneron Materials Improvements, [***] Intellia CRISPR-Cas IP, Intellia Materials Improvements, Regeneron Product Inventions, [***], in each case, shall be determined in accordance with the following terms and conditions:

(i) the Parties shall jointly own all [***];

(ii) Intellia shall solely own all Intellia Materials Improvements and Intellia CRISPR-Cas IP; and

(iii) Regeneron shall solely own all Regeneron Materials Improvements, [***] and Regeneron Product Inventions, provided that if at any time (i) any given Target that was previously a Regeneron Target is no longer a Regeneron Target hereunder,(ii) any given Target that was previously a Regeneron Evaluation Target becomes a Declined Target or Intellia Liver Target hereunder or (iii) any given Target that was previously a Regeneron Evaluation Target becomes a Drafted Expired Target pursuant to the last sentence of Section 4.1(a)(iv)(1)hereunder, then in either such case, Regeneron shall assign an equal undivided ownership interest in the Regeneron Product Inventions solely related to such Target [***]).

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[***]

(c) Treatment. All Intellia Materials Improvements shall be treated as Intellia Patent Rights or Intellia Know-How, as applicable, for purposes of this ARTICLE 10. All Regeneron Materials Improvements shall be treated as Regeneron Product Inventions for purposes of this ARTICLE 10.

(d) Invention Assignment; Assistance. To the extent that any right, title or interest in or to any Intellectual Property invented under this Agreement vests in a Party or its Affiliate, by operation of law or otherwise, in a manner contrary to the agreed upon ownership as set forth in Section 10.1(a), such Party (or its Affiliate) shall, and hereby does, irrevocably assign to the other Party any and all such right, title and interest in and to such Intellectual Property to the other Party without the need for any further action by any Party. In furtherance of the foregoing, each Party shall, upon request by the other, promptly undertake and perform (or cause its Affiliates and its and their respective employees or agents to promptly undertake and perform) such further actions as are reasonably necessary for Regeneron and Intellia, as between the Parties, to each perfect its title in any such Intellectual Property as set forth in Section 10.1(a), including by causing the execution of any assignments or other legal documentation, or providing the other Party or its patent counsel with reasonable access to any employees or agents who may be inventors of such Intellectual Property.

(e) Joint Ownership [***]. The Parties shall each own an equal, undivided interest in, and, subject to the other applicable provisions of this Agreement [***], each Party shall otherwise enjoy an equal undivided right to exploit any and all [***] including the right to use, practice and otherwise exploit for research, development, manufacturing, commercial and other purposes (including to grant licenses or other similar rights under) [***], without the need to seek consent from or account to the other Party (and, for clarity, neither Party shall be required to obtain the consent of the other Party with respect to the exploitation thereof anywhere in the world and, to the extent that such consent is required in any country in the world, such consent is hereby granted). The foregoing joint ownership rights shall not be construed as granting, conveying or creating any license or other rights to any of the other Party’s other intellectual property, unless otherwise expressly set forth in this Agreement. Subject to any licenses granted under this Agreement and subject to the other applicable provisions of this Agreement [***], each Party shall grant and hereby grants its consent to the other Party to exploit, (sub)license, assign [***] and enforce any [***] where such consent is required under Applicable Law, and further shall confirm the foregoing in writing at the other Party’s reasonable request. [***]

(f) Other Intellectual Property. The Parties agree that nothing in this Agreement, and no use by a Party of the other Party’s Intellectual Property pursuant to this Agreement, shall vest in a Party any right, title or interest in or to the other Party’s Intellectual Property, other than the license rights expressly granted hereunder and the assignments expressly made hereunder.

(g) Employees and Consultants. Each Party shall ensure that all of the employees and consultants of each Party that are supporting the performance of its obligations or

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exercise of its rights under this Agreement shall have executed agreements assigning to such Party all inventions and intellectual property made during the course of and as the result of their association with such Party with respect to the performance of activities under this Agreement, and obligating the individual upon request to sign any documents to confirm or perfect such assignment and to cooperate in the preparation and prosecution of any Patent Applications claiming or otherwise covering such inventions and obligating the individual to obligations of confidentiality and non-use regarding Confidential Information, that are at least as stringent as those undertaken by the Parties pursuant to Article 13 hereof.

(g) Disclosure. Each Party shall promptly disclose to the other Party all Intellectual Property that (i) is invented by such Party, its employees, agents and consultants pursuant to this Agreement and (ii) that is (r) [***], (s) [***], (t) [***], (u) [***], (v) a Regeneron Product Invention, (w) a Regeneron Materials Improvement, (x) an Intellia Material Improvement, (y) [***] or (z) Intellia CRISPR-Cas IP.

10.2 Prosecution and Maintenance of Patent Rights.

(a) Intellia Patent Rights. Intellia shall use Commercially Reasonable Efforts to prepare, file, prosecute and maintain the Intellia Patent Rights [***]. Intellia shall be solely responsible for all fees and costs incurred for the preparation, filing, prosecution and maintenance of such Intellia Patent Rights [***].

(b) [***]. Intellia shall, through counsel it selects and who has been approved by Regeneron (such approval not be unreasonably withheld, conditioned or delayed), use Commercially Reasonable Efforts to prepare, file, prosecute and maintain Patents and Patent Applications within [***] in the countries mutually agreed upon by the Parties. All such Patents and Patent Applications shall be jointly in the names of both Intellia and Regeneron and Intellia shall bear the costs thereof.

(c) Regeneron Product Inventions. Regeneron shall use Commercially Reasonable Efforts to prepare, file, prosecute and maintain Patents and Patent Applications within Regeneron Product Inventions. All such Patents and Patent Applications shall be in the name of Regeneron and Regeneron shall bear the costs thereof. [***]

(d) Consultation Rights.

(i) Each Party shall confer with and keep the other Party reasonably informed regarding the status of such Party’s activities under Section 10.2(a), 10.2(b) or 10.2(c), as applicable (the Party with primary responsibility under each such Section, the “Responsible Party”, and the other Party, the “Consultation Party”). The Responsible Party shall have the following obligations with respect to the filing, prosecution and maintenance thereof: [***] the Responsible Party shall consult with the Consultation Party a reasonable time prior to taking or failing to take any substantive action (including making any filings) with respect to such Patent Applications or Patents under Section 10.2(a),10.2(b) or 10.2(c), as applicable, including any

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action that would materially affect the scope or validity of rights under any Patent Applications or Patents (such as substantially narrowing or canceling any claim without reserving the right to file a continuing or divisional Patent Application, abandoning any Patent or not filing or perfecting the filing of any Patent Application in any country) and the Responsible Party shall consider in good faith and discuss all reasonable comments thereto from the Consultation Party.

(ii) If either Party desires to file a patent application that discloses the Confidential Information of the other Party (including Confidential Information that is treated by this Agreement as the Confidential Information of both Parties), within a reasonable period of time prior to the anticipated filing date, a notice that specifies the Confidential Information to be disclosed within such patent application shall be provided to the other Party and, upon the request of the other Party, the filing Party shall be obliged at the other Party’s discretion to either (A) remove the Confidential Information belonging solely to the other Party [***] from such patent application or (B) provide the other Party reasonably sufficient time (not to exceed [***] days) to file a Patent Application claiming or otherwise covering such Confidential Information (including Confidential Information that is treated by this Agreement as the Confidential Information of both Parties), as applicable (unless any disclosure resulting from such filing under this clause (B) is prohibited by any Third Party obligations of such other Party, in which case this clause (B) shall not be available and only clause (A) shall apply). Confidential Information of Regeneron includes the Regeneron Materials unless subject to the exceptions set forth in Section 13.2. Confidential Information of Intellia includes the Intellia Materials unless subject to the exceptions set forth in Section 13.2.

(e) Step-In Rights.

(i) In the event that the Responsible Party desires not to file or to abandon any Patent Right or Patent Application that would otherwise be subject to Section 10.2(a),10.2(b) or 10.2(c), as applicable, and which results in a material loss of Patent Rights, the Responsible Party shall provide reasonable prior written notice to the Consultation Party of such intention to not to file or to abandon (which notice shall, in any event, be given no later than [***] days prior to the next deadline for any action that may be taken with respect to such Patent or Patent Application with the applicable patent office).

(ii) With respect to any Intellia Patent Rights [***] that Intellia (as the Responsible Party) desires not to file or to abandon which results in a material loss of Patent Rights, Regeneron (as the Consultation Party) shall have the right, but not the obligation, at its expense, to assume responsibility for the filing, prosecution and maintenance of such Patents and Patent Applications within the Intellia Patents Rights in Intellia’s (or the applicable Third Party’s) name, unless, with respect to any such Patent Applications that are unpublished, Intellia notifies Regeneron that Intellia would prefer to maintain the subject matter of such Patent Application as a trade secret.

(iii) With respect to any Patent or Patent Application within [***] that Intellia (as the Responsible Party) desires not to file or to abandon which results in a material

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loss of Patent Rights, Regeneron (as the Consultation Party) shall have the right, but not the obligation, at its expense, to prepare, file, prosecute and maintain such Patents and Patent Applications within [***] in the names of both Parties.

(iv) With respect to any Patent or Patent Application within Regeneron Product Inventions that Regeneron (as the Responsible Party) desires not to file or to abandon which results in a material loss of Patent Rights, Intellia (as the Consultation Party) shall have the right, but not the obligation, at its expense, to prepare, file, prosecute and maintain such Patents and Patent Applications within Regeneron Product Inventions, in the name of Regeneron, unless, with respect to any such Patent Applications that are unpublished, Regeneron notifies Intellia that Regeneron would prefer to maintain the subject matter of such Patent Application as a trade secret.

(f) Regeneron Contributed IP, [***] and Regeneron Materials Improvements. As between the Parties, Regeneron shall have the sole and exclusive right, in its discretion and at its expense, to prepare, file, prosecute and maintain Patents and Patent Applications within the Regeneron Contributed IP and Regeneron Materials Improvements [***], and Intellia shall have no right to do so.

(g) Cooperation. Each Party agrees to reasonably cooperate with the other with respect to the preparation, filing, prosecution and maintenance of Patents and Patent Applications pursuant to this Section 10.2 [***].

(h) Cooperative Research and Technology Enhancement Act. Neither Party shall have the right, without the prior written consent of the other Party, to invoke the Cooperative Research and Technology Enhancement Act of 2004, 35 U.S.C. 103(c)(2)-(c)(3) with respect to any invention that is developed pursuant to this Agreement.

(i) Payments. All undisputed amounts payable by a Party to the other Party under this Section 10.2 shall be paid within [***] days of the payor Party’s receipt of invoice, including appropriate supporting documentation (e.g., copies of receipts) from the payee Party with respect to such amounts.

10.3 Administrative Patent Proceedings.

(a) Proceedings. Each Party will notify the other within [***] days after receipt by such Party of information concerning the request for, or filing or declaration of, any reissue, post-grant review, inter partes review, derivation proceeding, supplemental examination, interference, opposition, reexamination or other administrative proceeding relating to (i) any Intellia Patent Rights or (ii) any Patent or Patent Application within [***]

(b) Product Infringement. If any proceeding under Section 10.3(a) involves Patents or Patent Applications involved in a Product Infringement under Section 10.4, then notwithstanding the provisions of Section 10.3(a), any decisions on whether to initiate or how to

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respond to such a proceeding, as applicable, and the course of action in such proceeding, shall be made by the Party controlling such Product Infringement action pursuant to Section 10.4 in consultation with the other Party [***].

(c) Cost. All out-of-pocket fees and costs incurred in connection with any proceeding under Section 10.3(a) shall be borne [***].

(d) Regeneron Contributed IP, [***] and Regeneron Materials Improvements. As between the Parties, Regeneron shall have the sole and exclusive right, in its discretion and at its expense, to handle any reissue, post-grant review, inter partes review, derivation proceeding, supplemental examination, interference, opposition, reexamination or other administrative proceeding relating to (i) Patents and Patent Applications within the Regeneron Contributed IP and (ii) Patents and Patent Applications claiming or otherwise covering Regeneron Materials Improvements [***].

10.4 Third Party Infringement Suits.

(a) Product Infringement. In the event that either Party or any of its Affiliates becomes aware of an actual or suspected infringement or misappropriation by a Third Party of (i) [***] or (ii) [***] (collectively (i) and (ii), “Product Infringement”), the Party that became aware of the Product Infringement shall promptly notify the other Party in writing of this actual or suspected infringement and shall provide such other Party with all available evidence in such Party’s possession (and that is not subject to a binding contractual confidentiality obligation to a Third Party)supporting such actual or suspected infringement.

(b) Lead Litigation Party. The Parties will consult and cooperate fully in an effort to determine a mutually agreeable course of action with respect to any Product Infringement; provided, that:

[***] The Party initiating the litigations shall be referred to as the “Lead Litigation Party”. The Lead Litigation Party cannot require the non-Lead Litigation Party to join in the suit, provided, however that, [***].

(c) Costs. Except as set forth in the last sentence of Section 10.4(b), all out-of-pocket costs incurred in the connection with the enforcement of a Product Infringement shall be borne [***].

(d) Recoveries. The amount of any recovery from any Product Infringement suit shall first be used to pay each of the Party’s reasonable costs, including attorneys’ fees, relating to such legal proceedings and the balance of any such recovery shall be retained by the Lead Litigation Party; provided, however, that with respect to any amounts of such recovery from any such Product Infringement suit (other than those amounts used to pay a Party’s reasonable costs) that have been awarded (as reimbursement for lost sales or lost royalties) of Regeneron Products, such amounts shall flow to Regeneron or be retained by Regeneron, as applicable, regardless of which Party is the Lead Litigation Party and included in the calculation of Net Sales for purposes of the payment of Royalties pursuant to Section 9.3.

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(e) Assistance. In the event either Party initiates a proceeding pursuant to this Section 10.4, without any effect as to who is the Lead Party pursuant to the terms of Section 10.4(b), the other Party shall provide all assistance reasonably requested by the Lead Litigation Party [***].

(f) Settlements; Admissions. The Parties agree not to make any admission concerning claim invalidity or enforceability concerning such Patents or Patent Applications, without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed, until such action is finally resolved, terminated or settled.

(g) Step-In Rights. If either Party declines to initiate or fails to initiate litigation with respect to a particular Product Infringement within [***] days following notice of the Product Infringement, then (absent prior settlement by such Party) the other Party may thereafter commence an infringement action and be the Lead Litigation Party with respect to such Product Infringement after delivering written notice and reasonably sufficient supporting evidence to the non-initiating Party.

(h) Biosimilar Applications. Notwithstanding the foregoing Section 10.4, in the event of a Biosimilar Application, Section 10.5(b) shall control.

(i) Regeneron Contributed IP, [***] and Regeneron Materials Improvements. As between the Parties, Regeneron shall have the sole and exclusive right, in its discretion and at its expense, to handle enforcement relating to the Regeneron Contributed IP, [***] and Regeneron Materials Improvements.

10.5 BPCIA and Biosimilar Applications.

(a) BPCIA Listings. Regeneron will have sole decision-making authority with respect to the determination of which Intellia Patents Rights or Patent Rights Controlled by Regeneron or its Affiliates to submit to a Third Party that files a Biosimilar Application, or any other act of patent information exchange or listing as required by the BPCIA or other similar measure in any other country worldwide (provided that with respect to Intellia Background Patent Rights, if such Patent Rights cover one or more products of Intellia or its (sub)licensees, then any such determination shall discussed in good faith by the Parties with respect to such Patent Rights); provided, that to the extent permitted by Applicable Law, Regeneron shall confer in good faith with Intellia regarding which, if any, such Intellia Patent Rights are listed pursuant to 42 U.S.C. § 262(l)(3)(A) (or any successor legislation) (or other similar measure in any other country worldwide), or otherwise included in any litigation with such a Third Party applicant.

(b) Biosimilar Applications. Notwithstanding anything to the contrary herein, if either Party receives a copy of a Biosimilar Application referencing a Regeneron Product or

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otherwise becomes aware that such a Biosimilar Application has been submitted to a Regulatory Authority for marketing approval (such as in an instance described in 42 U.S.C. §262(l)(9)(C)), such Party shall within [***] Business Days notify the other Party. The owner of the relevant Patent Rights shall then seek permission to view the application and related confidential information from the filer of the Biosimilar Application if necessary under 42 U.S.C. §262(l)(1)(B)(iii). If either Party receives any equivalent or similar communication or notice in the United States or any other jurisdiction, either Party shall within [***] Business Days notify and provide the other Party copies of such communication to the extent permitted by Applicable Laws. Promptly thereafter, the Parties shall enter into an appropriate joint defense agreement. Regeneron shall have the right to be the Lead Litigation Party. A Party that is not the Lead Litigation Party in a litigation shall consent to being joined in a litigation or being named as the plaintiff in a litigation if such being joined or named as a plaintiff is necessary to confer standing to bring the litigation or is otherwise necessary for the pendency of the litigation, and in such instance the joined Party shall provide reasonable cooperation and assistance to the Lead Litigation Party, all at the Lead Litigation Party’s expense.

(c) Coordination. With regard to issues related to potential Biosimilar Applications referencing a Regeneron Product, the Parties shall conduct and maintain ongoing and regular communications between their legal/intellectual property departments.

10.6 Extensions and Other Protections. Regeneron shall have the sole right to apply for supplementary protection certificates, patent term extensions, patent term restorations or any other exclusivity, including as may be available under the provisions of the Drug Price Competition and Patent Term Restoration Act of 1984 or comparable laws outside the United States of America), in respect of a Regeneron Product. At Regeneron’s reasonable request, Intellia will provide reasonable assistance to Regeneron in connection with any such applications. [***]

10.7 Patent Marking. Each Party shall comply with the patent marking statutes in each country in which a Regeneron Product or Reversion Product, as applicable, is made, offered for sale, sold or imported by such Party, its Affiliates or sublicensees.

10.8 Third Party Claims Related to Technology Collaboration, Regeneron Target Evaluation Program, Intellia Target Evaluation Program or Product R&D Program. If either Party or its Affiliates shall learn of a Third Party claim, assertion or certification that the activities under the Technology Collaboration, Regeneron Target Evaluation Program, Intellia Target Evaluation Program or Product R&D Program infringe or otherwise violate the intellectual property rights of any Third Party, then such Party shall promptly notify the other Party in writing of this claim, assertion or certification. As soon as reasonably practical after the receipt of such notice, the Parties shall [***].

10.9 Infringement of Third Party Patent Rights or Third Party Know-How. If any Regeneron Product manufactured, used or sold by Regeneron, its Affiliates or sublicensees becomes the subject of a Third Party’s claim or assertion of infringement of a Patent Right or

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misappropriation of Know-How, the Party first having notice of the claim or assertion shall promptly notify the other Party. Regeneron shall have the sole right, but not the obligation, to defend any such Third Party claim or assertion of infringement of a Regeneron Product. Intellia shall provide reasonable cooperation and assistance to Regeneron [***].

10.10 Third Party Rights. Notwithstanding the foregoing provisions of this Article 10, the Parties acknowledge and agree that each Party’s rights and obligations with respect to any Patent Rights under this Article 10 will be subject to the terms and conditions of any Intellia Existing In-Licenses [***] and as may be amended or restated in accordance with Section 12.4(a)(iv) [***], or New Intellia Platform License [***] and as may be amended or restated in accordance with Section 12.4(a)(iv) [***]. In the event that Regeneron is not fully able to enjoy any rights granted Regeneron under this Article 10 as a result of the provisions of this Section 10.10, then Intellia shall use diligent efforts to afford and allow Regeneron to exercise and enjoy such rights to the maximum extent possible under the applicable Third Party agreement [***].

ARTICLE 11

BOOKS, RECORDS AND INSPECTIONS; AUDITS AND ADJUSTMENTS

11.1 Books and Records. Each Party shall keep proper books of record and account in which full, true and correct entries (in conformity with GAAP) shall be made for the purpose of determining the amounts payable or owed pursuant to this Agreement. Each Party shall keep such books of record and account for at least [***] years following the Contract Year to which they pertain (or such longer period to the extent required by applicable law). Upon reasonable advance notice, each Party shall, and shall cause each of its respective Affiliates to, permit auditors, as provided in Section 11.2, to visit and inspect and examine no more than [***] per Contract Year, during regular business hours and under the guidance of officers of the Party being inspected, the books of record and account of such Party or such Affiliate to the extent relating to this Agreement and, in connection with such audit, to allow such auditors to discuss the results of such audit with, and be advised as to the same by, its and their officers and independent accountants.

11.2 Audits and Adjustments.

(a) Audit. Each Party shall have the right, upon no less than [***] days’ advance written notice and at such reasonable places, times and intervals and to such reasonable extent as the Party shall request, not more than [***] during any Contract Year, to have the books of record and account of the other Party to the extent relating to this Agreement for the preceding [***] Contract Years audited by an independent and recognized accounting firm of its choosing under reasonable and reasonably acceptable to such other Party, appropriate confidentiality provisions, for the sole purpose of verifying the accuracy of all financial, accounting and numerical information and calculations provided, and payments made, under this Agreement; provided, that no period may be subjected to audit more than [***] time unless a material discrepancy is found in any such audit of such period, in which case an additional audit of such period may be conducted.

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(b) Results; Costs; Confidentiality. The results of any such audit shall be delivered in writing to each Party and shall be final and binding upon the Parties, unless disputed by a Party by notice to the other Party within [***] days after delivery. If a Party over-billed or underpaid an amount due under this Agreement resulting in a cumulative discrepancy during any Contract Year of more than [***], it shall also reimburse the other Party for the costs of the accounting firm to conduct such audit (with the cost of the audit to be paid by the Party initiating the audit in all other cases). Such accountants shall not reveal to the Party requesting the audit the details of its review, except for the results of such review and such information as is required to be disclosed under this Agreement, and shall be subject to the confidentiality provisions contained in Article 13. At the request of the Party being audited prior to the audit, the auditing Party shall cause its accounting firm to enter into a reasonably acceptable confidentiality agreement with the audited Party obligating such accounting firm to retain all such information in confidence pursuant to such confidentiality agreement.

(c) Reconciliation. If any examination or audit of the records described above discloses an overbilling or underpayment of amounts due hereunder, then unless the result of the audit is contested pursuant to Section 11.2(b) above, the Party that over-billed or underpaid shall pay the same to the Party entitled thereto within [***] days after receipt of the written results of such audit pursuant to this Section 11.2.

(d) Disputes. Any disputes with respect to the results of any audit conducted under Section 11.2 above shall be elevated to the JSC.

(e) Binding and Conclusive. Upon the expiration of the [***] year period following the end of any Contract Year, the calculation of the amounts payable with respect to such Contract Year shall be binding and conclusive upon the Parties.

11.3 GAAP. Except as otherwise provided herein, all costs and expenses and other financial determinations with respect to this Agreement shall be determined in accordance with GAAP, as generally and consistently applied.

ARTICLE 12

REPRESENTATIONS, WARRANTIES AND COVENANTS

12.1 Joint Representations and Warranties. Each Party hereto represents and warrants to the other Party, as of the Effective Date, as follows: (a) it is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation; (b) it has full corporate power and authority to execute, deliver, and perform this Agreement, and has taken all corporate action necessary to enter into, deliver, and perform this Agreement; (c) the execution and performance by it of its obligations hereunder will not constitute a breach of, or conflict with, its

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organizational documents nor any other material agreement or arrangement, whether written or oral, by which it is bound or requirement of Applicable Laws; (d) this Agreement is its legal, valid and binding obligation, enforceable in accordance with the terms and conditions hereof (subject to Applicable Laws of bankruptcy and moratorium); (e) such Party is not prohibited by the terms of any agreement to which it is a party from performing the Technology Collaboration, Regeneron Target Evaluation Program, Intellia Target Evaluation Program or the Product R&D Program or granting the rights or licenses hereunder; (f) no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee in connection with this Agreement or the transactions contemplated hereby based on arrangements made by it or on its behalf; and (g) it has obtained all necessary consents, approvals and authorizations of all Governmental Authorities and other Persons required to be obtained by it as of the Effective Date, as applicable, in connection with the execution, delivery and performance of this Agreement.

12.2 Additional Intellia Representations, Warranties and Covenants of Intellia. Intellia additionally represents and warrants to Regeneron as of the Effective Date that, except as set forth on Schedule 12.2:

(a) There are no claims, judgments or settlements against or owed by Intellia (or any of its Affiliates) and no pending or, to Intellia’s knowledge, threatened (in writing) claims or litigation, in each case, to which Intellia (or its Affiliates, or, to its or their knowledge, any of the counterparties to the Intellia Existing Third Party Agreements) is a party or threatened (in writing) party relating to the Intellia Intellectual Property or otherwise challenging Intellia’s ownership or control of the Intellia Intellectual Property;

(b) Schedule 1.47 sets forth a true, correct and complete list of Intellia Patent Rights existing as of the Effective Date. To the knowledge of the individuals listed on Schedule 12.2(b) [***], the Intellia Patent Rights exist and are not invalid or unenforceable, in whole or in part;

(c) Intellia solely owns all Intellia Intellectual Property, except for such Intellia IP as Intellia Controls pursuant to the Intellia Existing Third Party Agreements; and Intellia Controls all of the Patent Rights set forth on Schedule 1.47; and with respect to any Patent Rights owned by Caribou (as set forth on Schedule 1.47), Intellia has exclusive rights to license such Patent Rights as set forth in this Agreement and no Third Party (including Caribou and UC) has rights to practice such Patent Rights to make, have made, import, use, sell, offer to sell, develop, manufacture, commercialize, other otherwise exploit CPs within the licensed field as described in the Caribou-Intellia License Agreement;

(d) The Intellia Existing Third Party Agreements constitute all the agreements with Third Parties pursuant to which Intellia has in-licensed, or otherwise obtained rights, with respect to activities hereunder, including CRISPR-Cas, Targets, delivery technologies and CPs and Schedule 1.50 sets forth a true, correct and complete list of all agreements pursuant to which Intellia has in-licensed any Intellectual Property related to activities hereunder, including CRISPR-Cas, Targets, delivery technologies and CPs;

(e) Intellia is not aware of any claim made in writing against it asserting the invalidity, misuse, unregisterability, unenforceability or non-infringement of any of the Intellia Patent Rights;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(f) Neither Intellia nor any of its Affiliates is or has been a party to any agreement with the U.S. federal government or an agency thereof pursuant to which the U.S. federal government or such agency provided funding for the development of the Intellia Intellectual Property;

(g) Neither Intellia nor any of its Affiliates has received any written notification from a Third Party that the use of any Intellia Intellectual Property infringes or misappropriates the Patent Rights or Know-How owned or controlled by such Third Party,;

(h) The Intellia Intellectual Property is not subject to any liens or encumbrances or other grants in favor of any Third Party that conflicts with the rights or licenses granted to Regeneron under this Agreement;

(i) To the knowledge of the individuals listed on Schedule 12.2(b) [***], the conception, discovery, development or reduction to practice of Intellia Intellectual Property has not constituted or involved misappropriation of Intellectual Property or rights of any Person;

(j) Except with respect to lack of agreement among the co-owners of the Intellectual Property covered by the UC Technology Agreement (e.g., Regents of the University of California, University of Vienna and Emmanuelle Charpentier) and their licensees (e.g., Caribou, Intellia, CRISPR Therapeutics and/or Tracr Hematology) resolving ownership of, and licensing rights regarding, the Intellectual Property covered by the UC Technology Agreement, Intellia has a right and license to use the Patent Rights that are licensed to Intellia (directly or indirectly) under the UC Technology License on a worldwide basis, and Intellia is granting a sublicense to such Patent Rights to Regeneron for use on a worldwide basis;; and

(k) Neither Intellia nor any of its Affiliates has granted any rights to any Liver Targets (or any products that may be Directed to any Liver Target) to any Third Party in the Field.

12.3 Covenants.

(a) Each Party hereby covenants to the other Party as follows: (i) it will not during the Term grant any right or license to any Third Party which would be in conflict with the rights granted to the other Party under this Agreement, and (ii) neither Party will use the Patent Rights, Know-How, materials, or Confidential Information of the other Party outside the scope of the licenses and rights granted to it under this Agreement.

(b) Intellia (on behalf of itself and its Affiliates) hereby further covenants to Regeneron that it (and they) shall not assign, transfer, convey or otherwise grant to any Person or otherwise encumber (including through lien, charge, security interest, mortgage, encumbrance or otherwise) any rights to any Intellia Know-How or Intellia Patent Rights, in any manner that would conflict with, or would adversely interfere with, the grant of the rights or licenses to Regeneron hereunder.

[***]

12.4 Intellia Third Party Agreements.

(a) With respect to the Intellia Existing Third Party Agreements, Intellia hereby represents and warrants as of the Effective Date, and with respect to each New Intellia Platform License, Intellia hereby represents and warrants as of the date that Regeneron provides notice that each such New Intellia Platform License should be included in the license granted

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

hereunder, subject to any exceptions set forth in the applicable written notice required by Section 7.3(d) for such New Intellia Platform License, and, to the extent applicable, covenants during the Term, to Regeneron that:

(i) Intellia has the right, power and authority to grant to Regeneron the rights granted to Regeneron hereunder with respect to the Intellia Existing Third Party Agreements and New Intellia Platform Licenses, as applicable. In particular, the grant of such sublicense requires no consent, waiver or other action [***] by any party to the Intellia Existing Third Party Agreements or New Intellia Platform Licenses (except, with respect to the New Intellia Platform Licenses, as disclosed to Regeneron in writing by Intellia [***]), as applicable, and the rights and obligations of Regeneron set forth in this Agreement do not contravene nor are they inconsistent with or in conflict with the terms of any Intellia Existing Third Party Agreement or New Intellia Platform License, as applicable;

(ii) Intellia has provided to Regeneron an accurate, true and complete copy of each of the Intellia Existing Third Party Agreements and New Intellia Platform Licenses, as applicable, as amended to date, and each of the Intellia Existing Third Party Agreements [***], New Intellia Platform Licenses, as applicable, is in full force and effect and Intellia is not in breach or default in the performance of its obligations under any of the Intellia Existing Third Party Agreements or New Intellia Platform Licenses, as applicable. Intellia has not received any notice from any Third Party of any breach, default or non-compliance of Intellia under the terms of any of the Intellia Existing Third Party Agreements or New Intellia Platform Licenses, as applicable. There have been no amendments or other modification to any of the Intellia Existing Third Party Agreements or New Intellia Platform Licenses, as applicable, except as have been disclosed to Regeneron in writing;

(iii) Intellia shall fulfill all of its material obligations, including its payment obligations, under any Intellia Existing Third Party Agreement and New Intellia Platform License, as applicable; and

(iv) Intellia shall not terminate, waive, amend or take any action or omit to take any action [***] that would alter any of Intellia’s rights under any Intellia Existing Third Party Agreement or New Intellia Platform License, as applicable, in any manner that adversely affects, or would reasonably be expected to adversely affect, Regeneron’s rights and benefits under this Agreement or would otherwise impose additional obligations on Regeneron. [***]

[***]

12.5 Compliance with Laws. Each Party agrees, in its performance of this Agreement, to comply, and to cause its Affiliates to comply, with all Applicable Laws, including the FCPA, U.S. Export Control Laws and Anti-Corruption Laws. Each Party shall take no action that would cause the other Party to be in violation of the FCPA, U.S. Export Control Laws or any other applicable Anti-Corruption Laws. Further, each Party shall immediately notify the other Party if such Party has any information or suspicion that there may be a violation of the FCPA or any other Anti-Corruption Law in connection with the performance of this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

12.6 Disclaimer of Warranties. EXCEPT AS OTHERWISE SPECIFICALLY AND EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, CONCERNING THE SUCCESS OR POTENTIAL SUCCESS OF THE TECHNOLOGY COLLABORATION OR THE DEVELOPMENT, COMMERCIALIZATION, MARKETING OR SALE OF ANY REGENERON PRODUCT. EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

12.7 Exclusivity. The Parties hereby agree as follows:

(a) Liver Exclusivity. During the Target Draft Period, except with respect to (i) Intellia Liver Products, (ii) Intellia CPs Directed to Declined Targets, (iii) Intellia CPs Directed to Intellia Reserved Liver Targets, and (iv) the conduct of activities by Intellia hereunder in accordance with an applicable Plan, neither Intellia nor any of its Affiliates shall, on its or their own or with or through a Third Party assist or work with or through any Third Party to, or grant any licenses or other rights to any Third Party to, research, develop, manufacture or commercialize any Liver Product (or any portion thereof, and whether alone or in combination with other products). For clarity, nothing in this Section 12.7(a) shall restrict or limit or otherwise be deemed to restrict or limit Intellia’s rights to research, develop, manufacture, commercialize or otherwise exploit (whether alone or through a Third Party) Intellia CPs (other than Regeneron Products) Directed to Declined Targets and Intellia Reserved Liver Targets.

(b) Regeneron Target Exclusivity. Except with respect to (i) the Reserved Ex-Vivo Field and (ii) the conduct of activities by Intellia hereunder in accordance with an applicable Plan, Intellia and its Affiliates will not, on its or their own, or by assisting or working with or through any Third Party (or otherwise granting any licenses or other rights to any Third Party to), research, develop, manufacture or commercialize any CP, whether in the Field or in the Ex-Vivo Field, but not the Reserved Ex-Vivo Field, that is Directed to any Regeneron Target or any Regeneron Evaluation Target. Nothing in this Section 12.7(b) shall be deemed to restrict Intellia or its Affiliates from researching, developing, manufacturing or commercializing any CP Directed to a Target other than a Regeneron Target or Regeneron Evaluation Target [***].

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 13

CONFIDENTIALITY

13.1 Confidential Information.

(a) Each Party and its Affiliates (in such capacity, collectively, the “Receiving Party”) shall keep confidential, and other than as provided herein, shall not disclose, directly or indirectly, any proprietary or confidential information, including any proprietary data, inventions, documents, ideas, information, discoveries, or materials, Controlled by the other Party or its Affiliates (in such capacity, collectively, the “Disclosing Party”), whether in tangible or intangible form, including Regeneron Contributed IP and Intellia Know-How, that is disclosed pursuant to this Agreement (the “Confidential Information”).

(b) Each Party and its Affiliates shall use the Confidential Information of the other Party and its Affiliates solely for the purpose of exercising its rights and performing its obligations hereunder. For purposes of this Agreement, all proprietary or confidential information disclosed by a Party under the terms of the Confidentiality Agreement between the Parties [***] (“CDA”) is hereby deemed Confidential Information of such Party and treated as if disclosed hereunder and shall be subject to the terms of this Agreement.

(c) Each Party covenants that neither it nor any of its respective Affiliates shall disclose any Confidential Information of the other Party to any Third Party except (i) to its directors, officers, employees, agents, consultants and subcontractors to the extent necessary to perform such Party’s obligations, or exercise such Party’s rights, hereunder, provided such directors, officers, employees, agents, consultants, subcontractors or other Persons are subject to confidentiality obligations applicable to such Confidential Information no less strict than those set forth herein, (ii) as approved by the Disclosing Party hereunder in writing, (iii) as set forth elsewhere in this Agreement, including to subcontractors and sublicensees in accordance with Section 7.2, (iv) to file or prosecute Patent Rights in accordance with this Agreement, (v) to prosecute or defend litigation as permitted by this Agreement, (vi) to any Governmental Authority or other Regulatory Authority in order to gain or maintain approval to conduct clinical trials or to market Regeneron Products, but such disclosure may be only to the extent reasonably necessary to obtain such approvals (subject to the applicable provisions of Articles 3, 4, 5 and 6, as and to the extent applicable), or (vii) as required by Applicable Law, valid order of a court of competent jurisdictions, or other judicial or administrative proceedings of any Governmental Authority requires to be disclosed, provided that in the case of (v), (vi) or (vii) the Receiving Party gives the Disclosing Party reasonable advance notice (if practical) of such required disclosure in sufficient time to enable the Disclosing Party to seek confidential treatment for such information, and provided further that the Receiving Party provides all reasonable cooperation to assist the Disclosing Party to protect such information and limits the disclosure to that information which is required by Applicable Law to be disclosed, and also provided that, such information shall still be treated as Confidential Information for all purposes other than satisfaction of such disclosure requirement.

(d) [***] Regeneron Product Inventions to the extent jointly owned by the Parties as provided in Section 10.1(a), [***] shall be Confidential Information of both Parties [***] may be utilized as provided in (c) above, as well as, the following: (i) used by either Party (or their respective subcontractors, licensees or sublicensees) but not disclosed to Third

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Parties except as other Confidential Information may be disclosed by the Receiving Party (a) as expressly permitted herein (including through the publication procedures set forth in Section 13.4) or (b) with the prior written consent of the other Party; (ii) disclosed under commercially reasonable confidentiality terms and solely to the extent reasonably necessary to any potential or actual investor, advisor, lender, investment banker, financing partner, or acquirer; and (iii) disclosed under confidentiality obligations at least as restrictive as, or substantially the same as, those set forth herein (except with respect to the duration of such obligations, which shall not be less than [***] years from the date that the agreement under which such information is disclosed), to any actual or prospective subcontractor, licensee or sublicensee. Notwithstanding the foregoing or anything to the contrary contained herein, (I) Regeneron Materials Improvements, Regeneron Product Inventions to the extent solely owned by Regeneron, and [***] and (II) any other Confidential Information to the extent related to Regeneron Products or Regeneron Targets or Regeneron Evaluation Targets, shall be the Confidential Information of Regeneron, and Intellia Know-How [***], Intellia CRISPR-Cas IP and Intellia Material Improvements shall be the Confidential Information of Intellia. The information in any Option Package delivered by Intellia shall be the Confidential Information of Intellia and the information in any Option Package delivered by Regeneron shall be the Confidential Information of Regeneron.

13.2 Exceptions. Notwithstanding Section 13.1, Confidential Information shall not be deemed to include information (and such information shall not be considered Confidential Information under this Agreement) to the extent that it can be established by written documentation by the Receiving Party that such information: (i) was already in the public domain prior to time of disclosure by the Disclosing Party or becomes publicly known through no act, omission or fault of the Receiving Party or any Person to whom the Receiving Party provided such information; (ii) is or was already lawfully, and not under an obligation of confidentiality owed to the Disclosing Party, in the possession of the Receiving Party prior to the time of disclosure by the Disclosing Party; provided that the Receiving Party did not initially generate such information and assign its rights to such information to the Disclosing Party in accordance with the terms of this Agreement; (iii) is disclosed to the Receiving Party on an unrestricted basis from a Third Party not under an obligation of confidentiality to the Disclosing Party with respect to such information; or (iv) has been independently created by the Receiving Party, as evidenced by written or electronic documentation, without any aid, application or use of the Disclosing Party’s Confidential Information. Specific aspects or details of Confidential Information will not be deemed to be within the public knowledge or in the prior possession of a Person merely because such aspects or details of the Confidential Information are embraced by general disclosures in the public domain. Further, any combination of Confidential Information will not be considered in the public domain or in the possession of the Receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the Receiving Party unless the combination and its principles are in the public domain or in the possession of the Receiving Party.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

13.3 Injunctive Relief. The Parties hereby acknowledge and agree that the rights of the Parties under this Article 13 are special, unique and of extraordinary character, and that if any Party refuses or otherwise fails to act, or to cause its Affiliates to act, in accordance with the provisions of this Agreement, such refusal or failure may result in irreparable injury to the other Party, the exact amount of which would be difficult to ascertain or estimate and the remedies at law for which would not be reasonable or adequate compensation. Accordingly, if any Party refuses or otherwise fails to act, or to cause its Affiliates to act, in accordance with the provisions of this Article 13, then, in addition to any other remedy which may be available to any damaged Party at law or in equity, such damaged Party will be entitled to seek specific performance and injunctive relief, without posting bond or other security, and without the necessity of proving actual or threatened damages, which remedy such damaged party will be entitled to seek in any court of competent jurisdiction.

13.4 Publications.

(a) Technology Collaboration. Subject to the prior written consent of the JSC and subject further to Sections 13.4(b) and 13.4(c), either Party may issue publications in scientific journals and make scientific presentations regarding [***] with the order and inclusion of Intellia and Regeneron authors to be agreed upon in accordance with International Committee of Medical Journal Editors (ICJME) Standards or other mutually agreed upon applicable standards and in compliance with any applicable rules or policies of the publisher of such publication.

(b) Regeneron Product, Regeneron Targets and Regeneron Product Inventions. Subject to Section 13.4(c), Regeneron shall have the sole right to issue and control all publications in scientific journals and make scientific presentations regarding Regeneron Products, Regeneron Targets and the Regeneron Product Inventions that are solely owned by Regeneron.

(c) Review Rights. If the JSC approves a publication under Section 13.4(a), or Regeneron intends to make a publication under Section 13.4(b), the publishing Party shall provide the non-publishing Party an advance copy of any such proposed publication prior to submission for publication or disclosure. The non-publishing Party shall have a reasonable opportunity to (i) recommend any changes to prevent disclosure of its Confidential Information (including any joint Confidential Information) and (ii) file a Patent Application related to such Confidential Information, if any. The publishing Party shall remove any such Confidential Information, and shall not make any such publication if the non-publishing Party requests a delay of up to sixty (60) days to enable it to file Patent Applications until expiration of such [***] day period.

13.5 Disclosures Concerning this Agreement.

(a) Press Releases. The Parties, acting reasonably, will mutually agree upon the contents of separate press releases announcing this Agreement. Intellia and Regeneron agree

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not to (and to ensure that their respective Affiliates do not) issue any other press releases or public announcements concerning this Agreement or any other activities contemplated hereunder without the prior written consent of the other Party (which shall not be unreasonably conditioned, withheld or delayed), except as required by a Governmental Authority or Applicable Law (including the rules and regulations of any stock exchange or trading market on which a Party’s (or its parent entity’s) securities are or will be traded); provided, that the Party required to disclose such information shall (i) use reasonable efforts to provide the other Party advance notice of such required disclosure and an opportunity to review and comment on such proposed disclosure (which comments shall be considered in good faith by the disclosing Party), (ii) reasonably cooperate with the other Party to assist the other Party to protect the confidential information of the other Party and (iii) limit the disclosure to that information which is required to be disclosed. Notwithstanding the foregoing, without prior submission to or approval of the other Party, either Party may issue press releases or public announcements which incorporate information concerning this Agreement or any activities contemplated hereunder which information was included in a press release or public disclosure which was previously disclosed in accordance with the terms of this Agreement.

(b) Agreement Terms. Except as required by a Governmental Authority or Applicable Law (including the rules and regulations of any stock exchange or trading market on which a Party’s (or its parent entity’s) securities are or will be traded), or in connection with the enforcement of this Agreement, neither Party (or their respective Affiliates) shall disclose to any Third Party, under any circumstances, any terms of this Agreement [***] that have not been previously disclosed publicly in accordance with this Article 13 without the prior written consent of the other Party, which consent shall not be unreasonably conditioned, withheld or delayed; except for disclosures thereof pursuant to Section 7.3(f) or (i) to potential or actual investors, advisors, lenders, investment bankers, financing partners, acquirers, subcontractors, licensees or sublicensees that are bound by obligations of confidentiality and nonuse substantially equivalent in scope to those included herein with a term of at least [***] years (but of shorter duration if customary in connection with any disclosure to a potential or actual investor, advisor, lender, investment banker or financing partner) or (ii) to Persons that are identified in Section 13.1(c)(i) who are subject to the confidentiality obligations specified therein; provided that, in the event of any such disclosure to a Third Party who is a potential or actual investor, advisor, lender, financing partner, acquirer, licensee or sublicensee (A) this Agreement shall only be initially disclosed in the Redacted Agreement form to such Third Party and its advisors and (B) after negotiations with any such Third Party have progressed so that the Disclosing Party reasonably and in good faith believes it will execute a definitive agreement with such Third Party within [***] Business Days, this Agreement may be disclosed in an unredacted form to such Third Party and its advisors as and to the extent relevant to such Third Party [***].

(c) Communications General. The Parties, through the JSC, shall establish mechanisms and procedures to ensure that there are coordinated timely corporate communications relating to this Agreement, including the Regeneron Products.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(d) Publicly Traded Company. Intellia acknowledges that Regeneron, as a publicly traded company, is legally obligated to make timely disclosures of all material events relating to its business. Regeneron acknowledges that in the future, Intellia may become a publicly traded company, and upon such occurrence, Intellia shall be legally obligated to make timely disclosures of all material events relating to its business. Therefore, the Parties acknowledge that either or both Parties may be obligated to file a copy of this Agreement with the United States Securities and Exchange Commission or its equivalent (the “SEC”). The Parties agree that the form of the redacted version of this Agreement shall be mutually agreed by the Parties in good faith within [***] days of the Effective Date (the “Redacted Agreement”) may be used as its filing (or submission) of this Agreement to the SEC, and the Parties shall cooperate with one another and use reasonable efforts to obtain confidential treatment of confidential information (including any information that constitutes a trade secret or a sensitive commercial term), including with respect to any comments received from the SEC with respect to the proposed redactions. The Parties further agree that, following the initial filing (or submission) of the Redacted Agreement, the filing Party will (i) promptly deliver to the non-filing Party any written correspondence received by the filing Party or its representatives from the SEC with respect to such confidential treatment request and promptly advise the non-filing Party of any other communications between the filing Party or its representatives with the SEC with respect to such confidential treatment request, allowing a reasonable time for the non-filing Party to review and comment; (ii) upon the written request of the non-filing Party, request an appropriate extension of the term of the confidential treatment period; and (iii) if the SEC requests any changes to the redactions set forth in the Redacted Agreement, to the extent reasonably practicable, not agree to any changes to the Redacted Agreement without first discussing such changes with the non-filing Party and taking the non-filing Party’s comments into consideration when deciding whether to agree to such changes. In addition, each Party will provide the other Party with an advance copy of any securities filings in which the Agreement is discussed or disclosed, in each case only to the extent describing this Agreement or referencing the other Party, allowing a reasonable time (but in no event less than [***] Business Days) for the other Party to review and comment, and will reasonably consider and, to the extent permitted by a Governmental Authority, or Applicable Law (including the rules and regulations of any stock exchange or trading market on which a Party’s (or its parent entity’s) securities are or will be traded), incorporate the other Party’s timely comments thereon [***].

ARTICLE 14

INDEMNITY

14.1 Indemnity and Insurance.

(a) Intellia’s Indemnification Obligations. Intellia will indemnify and hold harmless Regeneron, its Affiliates and their respective officers, directors, employees and agents (“Regeneron Indemnitees”) from and against all loss, liabilities, damages, penalties, fines and expenses, including reasonable attorneys’ fees and costs (collectively, “Damages”), incurred by any Regeneron Indemnitee as a result of a Third Party’s claim, action, suit, settlement, or proceeding (each, a “Claim”) against a Regeneron Indemnitee that arises out of or results from:

(i) [***] of Intellia or any other Intellia Indemnitee(s) in its performance under the Technology Collaboration, Regeneron Target Evaluation Program, the Intellia Target Evaluation Program or Product R&D Program or other activity under this Agreement;

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(ii) breach by Intellia of this Agreement (including the inaccuracy of any representation or warranty made by Intellia in this Agreement); or

(iii) the research, development, manufacture or commercialization of any CP by or on behalf of Intellia (or any of its Affiliates or (sub)licensees) (but excluding such activities, if any, conducted by or on behalf of Regeneron or its Affiliate);

in each case, except to the extent such Claim (A) arises out of or results from (1) a breach of this Agreement by Regeneron (including the inaccuracy of any representation or warranty made by Regeneron in this Agreement), or (2) [***] by Regeneron or any other Regeneron Indemnitee or (B) is subject to Regeneron’s indemnification obligations under Section 14.1(b)(i) or (ii) below.

(b) Regeneron’s Indemnification Obligations. Regeneron will indemnify and hold harmless Intellia, its Affiliates and their respective officers, directors, employees and agents (“Intellia Indemnitees”) from and against all Damages incurred by any Intellia Indemnitee as a result of a Claim against an Intellia Indemnitee that arises out of or results from:

(i) [***] of any Regeneron or any other Regeneron Indemnitee(s) in its performance under the Technology Collaboration, Regeneron Target Evaluation Program, the Intellia Target Evaluation Program or Product R&D Program or other activity under this Agreement;

(ii) breach by Regeneron of this Agreement (including the inaccuracy of any representation or warranty made by Regeneron in this Agreement); or

(iii) the research, development, manufacture or commercialization of any Regeneron Product by or on behalf of Regeneron (or any of its Affiliates) (but excluding such activities conducted by or on behalf of Intellia or its Affiliate);

in each case, except to the extent such Claim (A) arises out of or results from (1) a breach of this Agreement by Intellia (including the inaccuracy of any representation or warranty made by Intellia in this Agreement), or (2) [***] by Intellia or any other Intellia Indemnitee or (B) is subject to Intellia’s indemnification obligations under Section 14.1(a)(i) or (ii) above.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

14.2 Indemnity Procedure.

(a) Notification. The Party entitled to indemnification under this ARTICLE 14 (an “Indemnified Party”) shall notify the Party potentially responsible for such indemnification (the “Indemnifying Party”) within [***] Business Days of becoming aware of any Claim asserted or threatened in writing against the Indemnified Party which could give rise to a right of indemnification under this Agreement; provided, however, that the failure to give such notice shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that such failure materially prejudices the Indemnifying Party.

(b) Control of Defense. If the Indemnifying Party elects in writing to the Indemnified Party that it will assume control of the defense of such Claim, then except as otherwise set forth in Section 10.9, the Indemnifying Party shall have the right to defend, at its sole cost and expense, such Claim by all appropriate proceedings, which proceedings shall be prosecuted diligently by the Indemnifying Party to a final conclusion or settled at the discretion of the Indemnifying Party; provided, however, that the Indemnifying Party may not enter into any compromise or settlement unless (i) such compromise or settlement includes as an unconditional term thereof, the giving by each claimant or plaintiff to the Indemnified Party of a release from all liability in respect of such claim; and (ii) the Indemnified Party consents to such compromise or settlement, which consent shall not be conditioned, withheld or delayed unless such compromise or settlement involves (A) any admission of legal wrongdoing by the Indemnified Party, (B) any payment by the Indemnified Party that is not indemnified hereunder or (C) the imposition of any equitable relief against the Indemnified Party. If the Indemnifying Party does not elect to assume control of the defense of such Claim within [***] days of its receipt of notice thereof, or if the Indemnifying Party elects in writing to the Indemnified Party to cease maintaining control of the defense of such Claim, the Indemnified Party shall have the right, at the expense of the Indemnifying Party, upon at least [***] Business Days’ prior written notice to the Indemnifying Party of its intent to do so, to undertake the defense of such Claim for the account of the Indemnifying Party (with counsel reasonably selected by the Indemnified Party and approved by the Indemnifying Party, such approval not unreasonably conditioned, withheld or delayed), provided, that the Indemnified Party shall keep the Indemnifying Party apprised of all material developments with respect to such Claim and promptly provide the Indemnifying Party with copies of all correspondence and documents exchanged by the Indemnified Party and the opposing party(ies) to such Claim. The Indemnified Party may not compromise or settle such Claim without the prior written consent of the Indemnifying Party, such consent not to be unreasonably conditioned, withheld or delayed.

(c) Indemnified Party’s Participation. The Indemnified Party shall cooperate with the Indemnifying Party in, and may participate in, but not control, any defense or settlement of any Claim controlled by the Indemnifying Party pursuant to this Section 14.2 and shall bear its own costs and expenses with respect to such participation; provided, however, that the Indemnifying Party shall bear such costs and expenses if counsel for the Indemnifying Party shall have reasonably determined that such counsel may not properly represent both the Indemnifying Party and the Indemnified Party.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

14.3 Insurance. During the Term and for a minimum period of [***] years thereafter and for an otherwise longer period as may be required by Applicable Law, each of Regeneron and Intellia will (i) use Commercially Reasonable Efforts to procure and maintain appropriate commercial general liability and product liability insurance in amounts appropriate for the industry and considering the activities being conducted or (ii) with respect to Regeneron as of the Effective Date, or Intellia as such time as Intellia and its Affiliates have annual revenue in excess of [***], procure and maintain adequate insurance by means of self-insurance in such amounts and on such terms as are consistent with normal business practices of large pharmaceutical companies in the life sciences industry. Such insurance shall insure against liability arising from this Agreement on the part of Regeneron or Intellia, respectively, or any of their respective Affiliates, due to injury, disability or death of any person or persons, or property damage arising from activities performed in connection with this Agreement. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under Section 14.1 or otherwise. Any insurance proceeds received by a Party in connection with any Damages shall be retained by such Party and shall not reduce any obligation of the other Party.

ARTICLE 15

FORCE MAJEURE

Neither Party will be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party including embargoes, acts of terrorism, acts of war (whether war be declared or not), insurrections, change in Applicable Law, strikes, riots, civil commotions or acts of God (“Force Majeure”). Such excuse from liability and responsibility shall be effective only to the extent and duration of the event(s) causing the failure or delay in performance and provided that the affected Party has not caused such event(s) to occur. The affected Party will notify the other Party of such Force Majeure circumstances as soon as reasonably practical and will make every reasonable effort to mitigate the effects of such Force Majeure circumstances.

ARTICLE 16

TERM AND TERMINATION

16.1 Term. The “Term” of this Agreement shall begin on the Effective Date and will expire on the expiration of the final Product Term, unless this Agreement is earlier terminated in its entirety in accordance with this ARTICLE 16, in which event the Term shall end on the effective date of such termination. For purposes of this ARTICLE 16, the “Product Term” shall mean, with respect to a given Regeneron Product, the expiration of the Royalty Term with respect to such Regeneron Product. Upon the expiration of the Product Term for a given Regeneron Product the licenses and rights under Sections 6.3 and 6.4 with respect to such Regeneron Product shall become fully paid-up, perpetual and irrevocable licenses.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

16.2 Termination for Insolvency. A Party shall have the right to terminate this Agreement in its entirety immediately upon written notice to the other Party if, at any time, (a) the other Party shall file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the other Party or of its assets, or (b) if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within [***] days after the filing thereof, or (c) if the other Party shall propose or be a party to any dissolution or liquidation proceedings, or (d) if the other Party shall make an assignment for the benefit of creditors. In the event that this Agreement is terminated or rejected by a Party or its receiver or trustee under applicable bankruptcy laws due to such Party’s bankruptcy, then all rights and licenses granted under or pursuant to this Agreement by such Party to the other Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code and any similar laws in any other country, licenses of rights to “intellectual property” as defined under Section 101(52) of the U.S. Bankruptcy Code. The Parties agree that all intellectual property rights licensed hereunder, including any Patent Rights in any country of a Party covered by the license grants under this Agreement, are part of the “intellectual property” as defined under Section 101(35(A)) of the Bankruptcy Code subject to the protections afforded the non-terminating Party under Section 365(n) of the Bankruptcy Code, and any similar law or regulation in any other country.

16.3 Termination of Regeneron Target by Regeneron for Convenience. At any time, upon [***] days advanced written notice, on a Regeneron Target-by-Regeneron Target basis, Regeneron may terminate this Agreement with respect to such Regeneron Target; provided, that, Regeneron’s obligation to use Commercially Reasonably Efforts to develop and commercialize Regeneron Products with respect to a given Regeneron Target shall be immediately suspended (and shall be of no further force or effect) following its delivery of such a notice of termination with respect to such terminated Regeneron Target. For clarity, this Agreement will remain in full force and effect with respect to any other Regeneron Target not terminated. In the event that Regeneron terminates all Regeneron Targets pursuant to this Section 16.3, then this Agreement shall terminate in its entirety.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

16.4 Breach of the Agreement.

(a) Either Party may terminate this Agreement in accordance with the remainder of this Section 16.4, either in its entirety or with respect to the Technology Collaboration or one or more Regeneron Targets, if, as applicable, the other Party commits a material breach of this Agreement (in its entirety or with respect to the Technology Collaboration or with respect to one or more Regeneron Targets, as applicable), [***] as follows:

(i) if such material breach of this Agreement is with respect to the Agreement in its entirety, then this Agreement may be terminated in its entirety (but only if the material breach affects the entirety of this Agreement);

(ii) if such material breach of this Agreement is with respect to the Technology Collaboration, then this Agreement may be terminated only with respect to the Technology Collaboration; or

(iii) if such material breach of this Agreement is with respect to one or more Regeneron Targets, then this Agreement may be terminated only with respect to such Regeneron Target(s). For clarity, when a material breach relates only to certain Regeneron Targets, termination pursuant to this Section 16.4(a)(iii) shall be solely with respect to the relevant Regeneron Target(s) to which the material breach relates.

(b) In the event that one Party (the “Alleging Party”) believes that the other Party (the “Alleged Party”) has committed a material breach, the Alleging Party shall provide written notice (“Breach Notice”) to the Alleged Party describing in an appropriate detail the nature of such material breach and whether the Alleging Party proposes to terminate this Agreement pursuant to Section 16.4(a)(i), 16.4(a)(ii), or 16.4(a)(iii).

(i) The Alleged Party shall have [***] days from its receipt of the Breach Notice to cure such material breach; provided that if such breach is not curable within the foregoing cure period, then such cure period will be extended for a period of up to [***] additional days (for a total cure period of [***] days) if the Alleged Party prepares and provides to the Alleging Party a reasonable written plan for curing such breach and uses Commercially Reasonable Efforts to cure such breach in accordance with such written plan. In the event such breach is not cured within such [***] day period, as applicable, this Agreement or portion thereof, as applicable, may be terminated immediately by the Alleging Party.

(c) In the event of a good faith dispute as to the existence or materiality of a breach specified in such notice, including any good faith dispute as to payments due under this Agreement, and the Alleged Party provides the Alleging Party notice of such dispute within such [***] day period, the cure period will be tolled from the date the Alleged Party notifies the Alleging Party of such good faith dispute and through the diligent resolution of such dispute in accordance with the applicable provisions of this Agreement (provided that if such dispute relates to payment, the cure period will only apply with respect to payment of disputed amounts, and not with respect to undisputed amounts). It is understood and agreed that during the pendency of such dispute, all of the terms and conditions of this Agreement will remain in effect and the Parties will continue to perform all of their respective obligations, and retain their respective rights, hereunder. Termination will become effective, if at all, following a final and conclusive determination pursuant to Section 17.1 (c)that the Alleged Party committed such material breach and failed to cure the same during the applicable cure period.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

16.5 Termination for IP Challenge. If Regeneron or any of its Affiliates Challenges an Intellia Background Patent Right or any Patent Rights within the Intellia CRISPR-Cas IP in any country in the world (such Patent Right, a “Challenged Patent Right”), then Intellia may, following written notice to Regeneron and provided that Regeneron or its Affiliate (and without reference to Section 17.1(b)) does not withdraw such Challenge within [***] days of receipt of such notice, in its sole discretion either (a) exclude such Challenged Patent Right from the scope of the Patent Rights licensed hereunder or (b) except to the extent the following is unenforceable under the law of a particular jurisdiction where a patent application within the Challenged Patent Rights is pending or a patent within the Challenged Patent Rights is issued, terminate this Agreement solely with respect to all Regeneron Products Directed to a Regeneron Target that is Covered by such Challenged Patent Right, by providing written notice of termination to Regeneron. For purposes of this Section 16.5, (i) “Challenge” means [***].

16.6 Termination for Suspension of Development.

(a) On a Regeneron Target-by-Regeneron Target basis, if during the period after selection of such Target as a Regeneron Target but prior to the First Commercial Sale of a Regeneron Product Directed to such Regeneron Target, Regeneron elects to permanently discontinue the development of all Regeneron Products Directed to such Regeneron Target (other than pursuant to Section 4.2(b)) it shall provide written notice to Intellia which will automatically be treated as Regeneron’s submission of written notice pursuant to Section 16.3 with respect to such Regeneron Target (a “Discontinuation Notice”).

(b) [***].

(c) Within [***] days of Regeneron’s provision of the Discontinuation Notice [***], Intellia may deliver written notice to Regeneron [***] indicating that that the Agreement be terminated with respect to such Regeneron Target (“Termination for Suspension Notice”).

(d) If Intellia delivers the Termination for Suspension Notice in accordance with Section 16.6(c) for the applicable Regeneron Target, then this Agreement shall terminate solely with respect to such Regeneron Target, which termination shall be effective [***] days after the delivery of the Termination for Suspension Notice [***]. If Intellia does not deliver the Termination for Suspension Notice in accordance with Section 16.6(c) for the applicable Regeneron Target, then this Agreement shall continue in full force and effect with respect to such Regeneron Target.

(e) For clarity, and notwithstanding anything to the contrary herein, this Section 16.6 shall be of no further force or effect, on a Regeneron Target-by-Regeneron Target basis, from and after the First Commercial Sale of a Regeneron Product Directed to such Regeneron Target.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

16.7 Effects of Termination of Agreement with respect to a given Regeneron Target. Without limiting any other legal or equitable remedies that either Party may have, if this Agreement is terminated for any reason, then the provisions of this Section 16.7 will apply (but if this Agreement is terminated in part solely with respect to a Regeneron Target, then this Section 16.7 shall apply only with respect to such Terminated Regeneron Target) (each Regeneron Target that is subject to such termination, a “Terminated Regeneron Target”):

(a) The licenses granted to the Parties with respect to the Terminated Regeneron Target(s) under Sections [***], as and to the extent applicable, shall terminate and, as and to the extent applicable, the Product R&D Program pertaining to the Terminated Regeneron Target shall immediately terminate. In addition to the licenses that terminate pursuant to this Section 16.7(a) above and Section 16.8(a) below, in the event this Agreement is terminated as a whole, the licenses granted to the Parties under Sections [***] shall terminate.

(b) All Intellia Options granted under this Agreement will terminate with respect to any Terminated Regeneron Targets, and all Regeneron Options and all Intellia Options shall terminate upon termination of this Agreement as a whole (unless earlier expired or terminated in accordance herewith).

(c) Effective upon the effective date of termination, Regeneron will grant (without any further action required on the part of Intellia) to Intellia, a worldwide license, with the right to grant sublicenses through multiple tiers (in accordance with Section 7.2(c), provided further that Intellia shall only have the right to sublicense to Third Parties for those Reversion Products that are Intellia CPs), under the applicable Reversion IP, to research, develop, make, have made, use, sell, offer for sale, import and commercially exploit the applicable Reversion Products Directed to the Terminated Regeneron Target (i.e., such license grant is specific to Reversion Products Directed to the Terminated Regeneron Target) for use in the Reversion Field (the “Reversion License”), subject to the following terms and conditions:

(i) For purposes hereof, “Reversion IP” means any Patents or Know-How Controlled by Regeneron or any its Affiliates as of the date of notice of termination that [***] For purposes hereof, “Reversion Products” shall mean [***].

(ii) The Reversion License shall be (i) exclusive (even as to Regeneron) with respect to all Reversion IP [***], and (ii) non-exclusive with respect to all other Reversion IP [***].

(iii) Except as expressly provided for in this Section 16.7(c), nothing in this Agreement grants Intellia any right, title or interest in or to any intellectual property rights, materials or Confidential Information of Regeneron or any of its Affiliates (either expressly or by implication or estoppel) with respect to the Terminated Regeneron Targets and Reversion Products (except, to the extent applicable, Sections 3.6, 4.1(a)(v)(3)(c) or 10.1(b)). Except as expressly provided in this Section 16.7(c), Intellia will not be deemed by this Section 16.7(c) to have been granted any license or other rights to Regeneron’s Patent Rights or Know-How, either expressly or by implication, estoppel or otherwise (except, to the extent applicable, Sections 3.6, 4.1(a)(v)(3)(c) or 10.1(b)).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(iv) The Reversion License shall be subject to the payment by Intellia to Regeneron of the royalties on Net Sales of a Reversion Product at the rate set forth in the table below based on the stage of the most advanced Reversion Product Directed to the applicable Terminated Regeneron Target under such Reversion License as of the effective date of termination with respect to such Terminated Regeneron Target:

Stage of Development	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(v) Royalties due under Section 16.7(c)(v) will be paid by Intellia to Regeneron and subject to and in accordance with the terms and conditions of Section 9.6, 9.7, 9.8, 9.9, 9.10, 9.11 and 9.12 and Article 11 and the defined term “Net Sales”, applied mutatis mutandis with references to (1) “Regeneron” being deemed to be references to “Intellia”, “Intellia” being deemed to be references to “Regeneron,” (3) “Regeneron Product” being deemed to be references to “Reversion Products” and (4) and other defined terms used in such Sections being appropriately modified consistent with the foregoing. Royalties shall be due and payable on a Reversion Product-by-Reversion Product basis for a period of twelve (12) years after first commercial sale of such Reversion Product, provided that if during such period there is no valid claim of any Patents within such Reversion IP that claims or covers such Reversion Product, then the applicable royalty rate shall be reduced by [***].

(vi) In addition to the royalties due under Section 16.7(c)(v), Intellia will be responsible for [***].

(vii) Intellia will indemnify and hold harmless the Regeneron Indemnitees from and against all Damages incurred by any Regeneron Indemnitee as a result of a Claim against a Regeneron Indemnitee that arises out of or results from any research, development, manufacture or commercialization by Intellia (or its Affiliates or sublicensees) after the effective date of termination with respect to the Terminated Regeneron Target or Reversion Product or Intellia’s or its Affiliates or sublicensees exercise of a Reversion License or election not to take a license to In-Licensed Reversion IP. Section 14.2 shall apply mutatis mutandis to any indemnification matters arising under this Section 16.7(c)(vii).

(d) Regeneron will, as promptly as practicable, and subject to Intellia’s reasonable assistance, to the extent legally permissible (including to the extent permitted under Regeneron’s obligations to Third Parties on the effective date of termination), (i) use Commercially Reasonable Efforts to transfer and assign to Intellia or Intellia’s designee Regeneron’s right, title and interest in and to all material governmental or regulatory filings and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

approvals (including all Regulatory Approvals and pricing approvals, in all cases, specifically and exclusively relating to the development, manufacture or commercialization of the Reversion Products for use in the Reversion Field, and (ii) transfer to Intellia or Intellia’s designee copies of all material clinical data and safety data in Regeneron’s possession and Control to the extent specifically and exclusively related to and required for the research, development, manufacture or commercialization of the Reversion Products in each case of (i) and (ii) to the extent owned by Regeneron or its Affiliates as of the Effective Date of termination. In the event of (x) failure to obtain assignment or (y) with respect to regulatory items that would otherwise fall within (i) or (ii) but for such materials not being specifically and exclusively related to the Reversion Products, but nonetheless which are necessary for the development, manufacture or commercialization of the Reversion Products above, in each of (x) and (y) Regeneron hereby consents and grants to Intellia the right to reference any such item solely with respect to the exercise of the Reversion License for Reversion Products.

(e) If Regeneron or its Affiliates are manufacturing GMP finished product with respect to Reversion Products on the effective date of termination, at Intellia’s option (which must be exercised in writing to Regeneron within [***] days of the effective date of termination), Regeneron or its Affiliates will use Commercially Reasonable Efforts to supply such finished product (but solely in the form as such Reversion Product was being manufactured by Regeneron as of the effective date of termination) to Intellia at Regeneron’s fully burdened cost [***], until the earlier of (i) such time as Intellia has procured or developed its own source of such GMP finished product supply, or (ii) [***] months following the effective date of termination. The Parties will promptly negotiate a supply and related quality agreement to govern the specific terms and conditions of such supply.

(f) If Intellia so requests within [***] days of the effective date of termination, Regeneron will use Commercially Reasonable Efforts, to the extent legally permissible (including to the extent permitted under Regeneron’s obligations to Third Parties on the effective date of termination), to assign to Intellia any Third Party agreements to which Regeneron or its Affiliates is a party that are specific to and exclusively relating to the development, manufacture or commercialization of the Reversion Products to which Regeneron is a party, subject to any required consents of such Third Party.

(g) Regeneron will use Commercially Reasonable Efforts, and subject to Intellia’s reasonable assistance, to the extent legally permissible (including to the extent permitted under Regeneron’s obligations to Third Parties on the effective date of termination), to promptly transfer and assign (or, if applicable, will cause its Affiliates to assign) to Intellia all of Regeneron’s (and such Affiliates’) worldwide right, title and interest in and to any registered trademarks or registered internet domain names that are specific to and exclusively used for the terminated Reversion Products (it being understood that the foregoing will not include any trademarks or internet domain names that contain the corporate or business name(s) of Regeneron or any of its Affiliates or any other products of Regeneron or any of its Affiliates) to the extent owned by Regeneron or its Affiliates as of the Effective Date of termination.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(h) Regeneron will use Commercially Reasonable Efforts to, subject to any agreements with Third Parties and subject to Intellia’s reasonable assistance, transition to Intellia any ongoing clinical trials for Regeneron Products Directed to the Terminated Regeneron Target that are being conducted by Regeneron as of the effective date of termination, and following such transition, Intellia shall be fully responsible for the conduct of such ongoing clinical trials (provided that, for clarity, the licenses granted to Regeneron hereunder shall survive until such ongoing clinical trials are so transitioned to Intellia solely to the limited extent necessary to enable Regeneron (and its Affiliates and sublicensees) to continue such clinical trials during such transition period).

(i) Upon termination of this Agreement, the licenses granted to Regeneron hereunder shall survive for a period of [***] months solely to the limited extent necessary to enable Regeneron (and its Affiliates and sublicensees) to, at their discretion, during such [***] month period following the effective date of termination, sell-off any Regeneron Products then remaining in its or its Affiliates’ existing inventory or that are works-in-process as of the effective date of termination, in accordance with this Agreement. Following the end of such [***] month period, Regeneron will transfer to Intellia any inventory of the Reversion Products Controlled by Regeneron or its Affiliates as of the termination date at Regeneron’s fully burdened cost.

(j) Intellia will reimburse Regeneron the reasonable costs incurred by Regeneron in connection with Regeneron’s performance of this Section 16.7, within [***] days after receipt of an invoice therefor, provided that in the case of Intellia’s termination for Regeneron’s material breach pursuant to Section 16.4, Intellia shall have no such obligation to reimburse Regeneron hereunder and Regeneron shall be solely responsible for all such costs.

(k) For clarity, in the event that Intellia does not accept delivery of any of the materials or items that Regeneron is obligated to deliver under this Section 16.7, or does not provide reasonable assistance with respect thereto, Regeneron shall have no further obligation to undertake any such activities under this Section 16.7.

(l) In addition, notwithstanding the foregoing provisions of this Section 16.7, in the event of any good faith, inadvertent failure by Regeneron to provide any materials or items in this Section 16.7 to Intellia, Regeneron shall not be in breach of its obligations under this Section 16.7 (provided that in such case, Regeneron shall use Commercially Reasonable Efforts to provide such items in order to cure such failure in accordance with the provisions of this Section 16.7, as applicable, as soon as reasonably practicable after receipt of an undisputed written notice thereof from Intellia). All of the foregoing materials, items and grants provided by Regeneron (or its Affiliates, as applicable) pursuant to this Section 16.7 shall be provided on an “as-is” basis (without any representations or warranties).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

16.8 Effects of Termination of Agreement with respect to a Technology Collaboration. Without limiting any other legal or equitable remedies that either Party may have, if this Agreement is terminated for any reason with respect to the Technology Collaboration, then the provisions of this Section 16.8 will apply (but solely with respect to the Technology Collaboration).

(a) The licenses granted to the Parties under Section 3.5 shall terminate; and

(b) The Technology Collaboration shall immediately terminate.

16.9 Regeneron Reduction of Payments in lieu of Termination. In the event that Regeneron notifies Intellia in writing that Intellia has materially breached this Agreement such that Regeneron would have a right of termination pursuant to Section 16.4 as a result of such material breach (including the application of Section 16.4(b)) [***], then, on a Regeneron Target-by-Regeneron Target basis to which such material breach relates, in lieu of Regeneron exercising such termination right pursuant to Section 16.4, Regeneron may elect to have this Agreement continue in full force and effect without such termination (which election shall be made in writing by Regeneron no later than [***] days of such determination thereof); provided, however, that if Regeneron so elects to continue this Agreement in full force and effect without such termination, then (i) solely with respect to such Regeneron Target for which Intellia has materially breached this Agreement, any milestone payments and royalty payments [***] for Regeneron Products Directed to such Regeneron Target as set forth in Article 9, that would otherwise be payable by Regeneron hereunder shall, from and after the date of such notice from Regeneron, be reduced by [***] for the remainder of the Term and (ii) solely if clause (i) applies, Regeneron shall not be entitled to seek any monetary damages against Intellia under a breach of contract or other claim to the extent that such damages arise from or are a result of the material breach giving rise to Regeneron’s termination right [***].

16.10 Survival of Obligations. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination. Except for the following provisions (which shall survive expiration or termination of this Agreement), upon expiration or termination of this Agreement, the rights granted to the Parties hereunder and obligations of the Parties hereunder shall terminate, and this Agreement shall cease to be of further force or effect: (I) Sections 3.3(b), 3.6, 4.1(a)(iv)(1) (last sentence only), 4.1(a)(iv)(5), 4.1(a)(v)(3)(c), 5.1(h), 5.1(i), 7.1, 7.2(a), 7.2(c), 7.3(e) and 7.3 (f) (in each case under such Sections 7.3(e) and 7.3(f), only in the event of expiration, but not termination, of this Agreement), 7.5 (for the period set forth therein), 7.7, 7.12, 9.8 (with respect to the final Quarter of the Term), 9.9, 9.10, 9.11, 9.12, 10.1 and 12.6, (II) Sections 10.2, 10.3, 10.4, 10.6, 10.7, 10.8, and 10.9 solely with respect to Intellectual Property invented under this Agreement that is jointly owned by the Parties pursuant to the terms of this Agreement, and (III) Articles 1 (to the extent necessary to give effect to other surviving provisions), 11, 13, 14, 15, 16 and 17. In addition, the other applicable provisions of Article 9 will survive such expiration or termination of this Agreement to the extent required to make final reimbursements, reconciliations or other payments incurred or accrued prior to the date of termination or expiration or after such

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

termination or expiration with respect to Section 16.7 (including any milestone payments and royalties that become due as a result of Section 16.7(i)). For any surviving provisions requiring action or decision by a Committee or an Executive Officer, each Party will appoint representatives to act as its Committee members or Executive Officer, as applicable.

16.11 Return of Confidential Information. Confidential Information disclosed by the Disclosing Party, including permitted copies, shall remain the property of the Disclosing Party. Upon the expiration or termination of this Agreement (or the expiration of the relevant Product Term, as applicable), the Receiving Party shall promptly return to the Disclosing Party or, at the Disclosing Party’s request, destroy, all documents or other tangible materials representing the Disclosing Party’s Confidential Information (or any designated portion thereof) pertaining to the expired or terminated subject matter and, if expressly requested in writing by the Disclosing Party, provide the Disclosing Party with written certification of such destruction within [***] days; provided, that [***] copy may be maintained in the confidential files of the Receiving Party for the purpose of complying with the terms of this Agreement; further provided that the Receiving Party may retain the Disclosing Party’s Confidential Information that is necessary or useful for the practice of any license from the Disclosing Party to the Receiving Party that survives expiration or termination, as applicable.

ARTICLE 17

MISCELLANEOUS

17.1 Governing Law; Dispute Resolution; Submission to Jurisdiction.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof that would require the application of the law of any other jurisdiction.

(b) Any dispute arising under, relating to, or in connection with this Agreement which is not a Legal Dispute (except as otherwise set forth in Section 16.9) or subject to a Party’s decision-making authority (including any dispute regarding the scope or applicability of this agreement to arbitrate) (a “Collaboration Dispute”) will be resolved exclusively through binding arbitration as set forth in this Section 17.1(b) (“Arbitration”). The Parties agree and acknowledge that any good faith dispute in Arbitration will not be deemed to be a material breach of this Agreement. For clarity, a Legal Dispute shall not be subject to Arbitration.

(i) The Arbitration will be conducted in New York, New York and shall be administered by JAMS (formerly known as J.A.M.S., which was otherwise known as Judicial Arbitration and Mediation Services, Inc.) strictly in accordance with the below-described process.

(ii) The Parties will appoint a single arbitrator to be selected by mutual agreement or, if the Parties are unable to agree on an arbitrator within [***] Business Days after such matter is referred to Arbitration, the Parties will request that JAMS select the arbitrator, in each case satisfying the criteria set forth below to the maximum extent possible.

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(iii) In all cases, the arbitrator should be a person with no less than [***] years of biotechnology industry experience and expertise having occupied at least [***] senior position within a biotechnology company [***], but under no circumstances shall such person be a current or former employee or consultant of either Party or its Affiliates. If the Collaboration Dispute relates primarily to scientific matters, such as interpretation of the terms Target [***], then the arbitrator should also have relevant scientific expertise. If the Collaboration Dispute relates primarily to Intellectual Property, then the arbitrator should also have at least [***] years of relevant Patent or other Intellectual Property expertise. In all cases, the arbitrator shall be fluent in the English language.

(iv) Within [***] days after such matter is referred to Arbitration, each Party will provide the arbitrator with its one proposed resolution and a written memorandum in support of its position regarding the Collaboration Dispute and its proposed resolution (each an “Opening Brief”) which shall not exceed [***] pages in total. In connection with the submission of an Opening Brief, a Party may also submit documentary evidence in support thereof which had both (x) existed prior to commencement of such Arbitration and (y) been previously shared with the other Party. The arbitrator will provide each Party’s Opening Brief and supporting documentation, if any, or proposed Co-Co Agreement, if applicable, to the other Party after he or she receives an Opening Brief from both Parties.

(v) Within [***] days after a Party receives the other Party’s Opening Brief from the arbitrator, such receiving Party will have the right to submit to the arbitrator a response to the other Party’s Opening Brief (each, a “Response Brief”) which shall not exceed [***] pages in total. In connection with the submission of a Response Brief, a Party may also submit documentary evidence in support thereof which had both (x) existed prior to commencement of such Arbitration and (y) been previously shared with the other Party. The arbitrator will provide each Party’s Response Brief and supporting documentation, if any, to the other Party after he or she receives a Response Brief from both Parties (or at the expiration of such [***] day period if any Party fails to submit a Response Brief).

(vi) Within [***] days of the receipt by the arbitrator of each Party’s Response Brief (or expiration of such [***] day period if any Party fails to submit a Response Brief), the arbitrator will conduct a single [***] hour hearing during which each Party will have [***] hour to present its position. At the hearing, each Party will have the right to call up to [***] witnesses, [***] of whom may be an employee, consultant or other advisor to the other Party. Each Party will notify the other Party and the arbitrator of the identity of the witnesses it intends to call at least [***] days in advance of the hearing.

(vii) There shall be no discovery in the Arbitration [***]. The arbitrator will, however, have the right to perform independent research and analysis and to request any Party provide additional documentary evidence that was Controlled by such Party prior to the arbitrator making such request.

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(viii) Within [***] days of such hearing, or within some other time to which the Parties and the arbitrator agree, the arbitrator will deliver his/her decision regarding the Collaboration Dispute in writing. [***]

(ix) Each of the Parties irrevocably and unconditionally submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York solely and specifically for the purposes enforcing the decision in any Arbitration.

(c) Subject to Section 17.1(b), the Parties irrevocably and unconditionally submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York (and, if such federal court rejects jurisdiction for any reason, then solely and exclusively in the state courts of the city of New York, New York) solely and specifically for the purposes of any action or proceeding arising out of or in connection with this Agreement. The Parties agree and consent to submit themselves to personal jurisdiction in any such action brought in those courts.

17.2 Waiver. Waiver by a Party of a breach hereunder by the other Party shall not be construed as a waiver of any subsequent breach of the same or any other provision. No delay or omission by a Party in exercising or availing itself of any right, power or privilege hereunder shall preclude the later exercise of any such right, power or privilege by such Party. No waiver shall be effective unless made in writing with specific reference to the relevant provision(s) of this Agreement and signed by a duly authorized representative of the Party granting the waiver.

17.3 Notices. All notices, instructions and other communications required or permitted hereunder or in connection herewith shall be in writing, shall be sent to the address of the relevant Party set forth on Schedule 17.3 attached hereto and shall be (a) delivered personally, (b) sent via a reputable nationwide overnight courier service, or (c) sent by facsimile transmission, with a confirmation copy to be sent by registered or certified mail, return receipt requested, postage prepaid, except in the event this Agreement specifies the notice may be delivered by email. Any such notice, instruction or communication shall be deemed to have been delivered upon receipt if delivered by hand, [***] Business Days after it is sent via a reputable nationwide overnight courier service or when transmitted with electronic confirmation of receipt, if transmitted by facsimile (or email, if email is permitted) (if such transmission is made during regular business hours of the recipient on a Business Day; or otherwise, on the next Business Day following such transmission). Either Party may change its address by giving notice to the other Party in the manner provided above.

17.4 Entire Agreement. This Agreement contains the complete understanding of the Parties with respect to the subject matter hereof and thereof and supersedes all prior understandings and writings relating to the subject matter hereof and thereof. For clarity, this Agreement supersedes the CDA.

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17.5 Amendments. No provision in this Agreement shall be supplemented, deleted or amended except in a writing executed by an authorized representative of each of Intellia and Regeneron.

17.6 Interpretation. The captions to the several Articles and Sections of this Agreement are included only for convenience of reference and shall not in any way affect the construction of, or be taken into consideration in interpreting, this Agreement. In this Agreement: (a) the word “including” shall be deemed to be followed by the phrase “without limitation” or like expression; (b) references to the singular shall include the plural and vice versa; (c) references to masculine, feminine and neuter pronouns and expressions shall be interchangeable; (d) the words “herein” or “hereunder” relate to this Agreement; (e) the words “shall” and “will” have the same meaning; (f) references to a particular statute or regulation include all rules and regulations thereunder, in each case as amended or otherwise modified from time to time; (g) references to a particular person include such person’s successors and assigns to the extent not prohibited by this Agreement; (h) unless otherwise specified, “$” is in reference to United States dollars; (i) the word “or” has the inclusive meaning represented by the phrase “and/or”; and (j) with respect to the invention of Intellectual Property, the term “invent” or “invented” shall mean conceived, discovered, made or reduced to practice as would be necessary to establish inventorship under United States patent law (regardless of where the applicable activities occurred). Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under GAAP, but only to the extent consistent with its usage and the other definitions in this Agreement.

17.7 Construction. The Parties acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party will not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement will be construed fairly as to each Party and not in a favor of or against either Party, regardless of which Party was generally responsible for the preparation of this Agreement. The headings of clauses contained in this Agreement preceding the text of the sections, subsections and paragraphs hereof are inserted solely for convenience and ease of reference only and shall not constitute any part of this Agreement, or have any effect on its interpretation or construction. This Agreement has been prepared in the English language and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral or other communications between the parties regarding this Agreement shall be in the English language

17.8 Severability. Should one or more provisions of this Agreement be or become invalid, then the Parties hereto will attempt to agree upon valid provisions in substitution for the invalid provisions, which in their economic effect come so close to the invalid provisions that it can be reasonably assumed that the Parties would have accepted this Agreement with those new provisions. If the Parties are unable to agree on such valid provisions, the invalidity of such one or more provisions of this Agreement will not affect the validity of the Agreement as a whole,

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unless the invalid provisions are of such essential importance for this Agreement that it may be reasonably presumed that the Parties would not have entered into this Agreement without the invalid provisions.

17.9 Assignment. Except as otherwise expressly provided herein, neither this Agreement nor any of the rights or obligations hereunder may be assigned by either Intellia or Regeneron without (a) the prior written consent of Regeneron in the case of any assignment by Intellia or (b) the prior written consent of Intellia in the case of an assignment by Regeneron, except in each case (i) to an Affiliate of the assigning Party (provided, however, that a Party assigning to an Affiliate shall remain fully and unconditionally liable and responsible to the non-assigning Party hereto for the performance and observance of all such duties and obligations by such Affiliate), or (ii) to any Third Party who acquires all or substantially all of the business of the assigning Party to which this Agreement relates, whether by merger, Change of Control, sale of assets or otherwise, so long as such Affiliate or Third Party agrees in writing to be bound by the terms of this Agreement. Any attempted assignment in violation hereof shall be void.

17.10 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

17.11 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. In addition, this Agreement may be executed by facsimile or “PDF” and such facsimile or “PDF” signature shall be deemed to be an original.

17.12 Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party, including any creditor of any Party hereto. No Third Party shall obtain any right under any provision of this Agreement or shall by reason of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against any Party hereto.

17.13 Relationship of the Parties. Each Party shall bear its own costs incurred in the performance of its obligations hereunder without charge or expense to the other Party except as expressly provided in this Agreement. Neither Intellia nor Regeneron shall have any responsibility for the hiring, termination or compensation of the other Party’s employees or for any employee compensation or benefits of the other Party’s employees. No employee or representative of a Party shall have any authority to bind or obligate the other Party to this Agreement for any sum or in any manner whatsoever, or to create or impose any contractual or other liability on the other Party without said Party’s approval. For all purposes, and notwithstanding any other provision of this Agreement to the contrary, Regeneron’s legal relationship under this Agreement to Intellia, and Intellia’s legal relationship under this Agreement to Regeneron, shall be that of an independent contractor. Nothing in this Agreement shall be construed to establish a relationship of partners or joint ventures between the Parties or any of their respective Affiliates.

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17.14 Limitation of Damages. IN NO EVENT SHALL REGENERON OR INTELLIA BE LIABLE FOR SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, LOSS OF PROFITS) SUFFERED BY THE OTHER PARTY, REGARDLESS OF THE THEORY OF LIABILITY (INCLUDING CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE) AND REGARDLESS OF ANY PRIOR NOTICE OF SUCH DAMAGES. HOWEVER, NOTHING IN THIS SECTION 17.14 IS INTENDED TO LIMIT OR RESTRICT (A) LIABILITY FOR BREACH OF SECTION 12.7 OR SECTION 13.1 OR (B) THE INDEMNIFICATION RIGHTS AND OBLIGATIONS OF EITHER PARTY HEREUNDER AS SET FORTH IN SECTION 14.1 WITH RESPECT TO THIRD PARTY CLAIMS.

17.15 Injunctive or Other Equity Relief. Nothing contained in this Agreement shall deny any Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any other ongoing proceeding.

17.16 Non-Exclusive Remedies. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as and to the extent expressly set forth herein.

[Remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, Regeneron and Intellia have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

REGENERON PHARMACEUTICALS, INC.

By	/s/ Michael Aberman
	Name:	Michael Aberman
	Title:	SVP, Strategy and I.R.

INTELLIA THERAPEUTICS, INC.

By	/s/ Nessan Bermingham
	Name:	Nessan Bermingham
	Title:	CEO and President

[Signature Page to License and Collaboration Agreement]

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[***]

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Schedule 1.47

Intellia Background Patent Rights as of the Effective Date

[***]

Title	Patent Family (including patents and applications claiming priority to listed documents)	Applicable In-License	Ownership and Foreign Filing Information
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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Schedule 1.50

Intellia Existing Third Party Agreements

[***]

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Schedule 1.58

Intellia Reserved Liver Targets

Intellia Reserved Liver Targets

Entrez ID	Target Symbol (HUGO)	Indication	Alias
NA	NA	HBV	The HBV Genome
ID: 5265	SERPINA1	Alpha 1 antitrypsin deficiency	A1A, A1AT, AAT, PI, PI1, PRO2275, alpha1AT
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

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[***]

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Schedule 1.119

Regeneron Target Evaluation Plan

[***]

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Schedule 5.1(e)(iii)

[***] Target and Development Plan

Entrez ID	Target Symbol (HUGO)	Indication	Alias
ID: 7276	TTR	Transthyretin-related amyloidosis	CTS, CTS1, HEL111, HsT2651, PALB, TBPA

[***]

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[***]

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Schedule 5.3

Key Terms for Co- Co Agreement

Capitalized terms set forth herein but not otherwise defined herein shall have the meaning set forth in the Agreement.

I. GENERAL TERMS

General Terms

The Parties intend to enter into a Co-Development and Co-Promotion Agreement within [***] of the effective date of the Agreement. Upon execution of the Co-Development and Co-Promotion Agreement, the Co-Development and Co-Promotion Agreement will apply to the TTR Target. Future Intellia Liver Targets and Regeneron Targets will be added to the Co-Development and Co-Promotion Agreement upon exercise of the Regeneron Option or Intellia Option as applicable for such Targets (a “Profit Share Target”) and all CPs Directed to such Profit Share Targets (“Profit Share Products”).

[***]

Option Exercise Payment	Within [***] days after the date on which a Profit Share Target is added to the Co-Development and Co-Promotion Agreement (but for clarity, not with respect to TTR), the Party exercising the Intellia Option or Regeneron Option, as applicable, shall pay to the other Party an amount equal to [***] as compensation [***] under the Co-Development and Co-Promotion Agreement.

Territory	[***]

II. GOVERNANCE

Joint Development and Commercialization Committee

The Parties shall form a Joint Development and Commercialization Committee (“JDCC”) to oversee all Profit Share Products under the Co-Development and Co-Promotion Agreement. The JDCC will have responsibility for overseeing the development, manufacture, regulatory matters, and commercialization (including pricing and reimbursement) of the Profit Share Product.

The [***] shall prepare a [***] development plan and associated budget (“Development Plan”) for JDCC approval.

[***] the [***] shall prepare a [***] commercialization plan[***] and associated budget (“Commercial Plan”) for JDCC approval.

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Decision-Making	Decisions of the JDCC with respect to Profit Share Products shall be resolved in accordance with procedures consistent with those described in Sections 2.2(b) of the Agreement[***].

III. DEVELOPMENT, REGULATORY, AND MANUFACTURING

Development	The [***] shall have the [***] right and shall use Commercially Reasonable Efforts to conduct development activities for its Profit Share Product in accordance with the Development Plan.

Regulatory	[***] shall [***] prepare and make regulatory submissions and engage in regulatory communications to Regulatory Authorities with respect to the Profit Share Product[***].

Manufacturing	Unless otherwise agreed to between the Parties [***] shall have the [***] right and responsibility to manufacture (or have manufactured) the clinical and commercial supply of the Profit Share Product. [***]

IV. COMMERCIALIZATION

Commercialization	Subject to the co-promotion rights described below, [***] shall [***] commercialize the Profit Share Product [***] in accordance with the Commercial Plan for such Profit Share Product.

V. FINANCIAL TERMS

Cost/Profit/Loss Sharing

From and after the date each Profit Share Product is included under the Co-Development and Co-Promotion Agreement, the Parties shall each share in [***] of all [***] costs as specified in the Co-Development and Co-Promotion Agreement and [***] all profits (or losses as the case may be), in each case associated with the Profit Share Product in the Territory.

[***]

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

VI. TERM AND TERMINATION

Term	The term of the Co-Development and Co-Promotion Agreement (the “Profit Share Term”) shall become effective on its effective date and shall remain in effect for the time in which [***] Party is developing or commercializing Profit Share Product, unless earlier terminated as set forth below.

Termination

•    Convenience: Either Party can terminate for convenience with upon [***] months prior notice [***]

•       Material Breach: Either Party has a right to terminate the Agreement for a material breach of the Profit-Share Agreement by the other Party and the standard for material breach and termination shall be consistent with the standard in the Agreement.

[***]

•       Economics of Post-Termination Licenses. The Parties shall agree in the Co-Development and Co-Promotion Agreement to the economics of post-termination licenses [***].

VII. ADDITIONAL TERMS

Sublicensing	[***]

Exclusivity	During the term of the Co-Development and Co-Promotion Agreement, neither Party nor any of their respective Affiliates shall [***]. [***]

US Co-Promotion Right	[***] will be granted an option to co-promote the Profit Share Products in the US. The [***] will provide notice of its exercise its option no later than [***] months prior to the date of [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 7.3(b)

Non-Exclusively Licensed Patent Rights

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 9.4

Certain Third Party Patent Rights

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 12.2

Disclosures

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

Title	Patent Family (including patents and applications claiming priority to listed documents)

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 17.3

Notice Information

To Intellia:	Intellia Therapeutics, Inc. 130 Brookline St., Suite 201 Cambridge, MA 02139 Attention: President and CEO

To Regeneron:	Regeneron Pharmaceuticals, Inc. 777 Old Saw Mill Road Tarrytown, NY 10591 Attention: General Counsel